                                     [LOGO]

                                      SAXON
                           BANC OF AMERICA SECURITIES

                                             BANK OF AMERICA.  [LOGO]
RMBS New Issue Term Sheet

$740,000,000  Certificates (approximate)

Mortgage Loan Asset Backed Certificates, Series 2000-2
Offered Classes: AF-1, AF-2, AF-3, AF-4, AF-5, AF-6, MF-1, MF-2, BF-1, AV-1, MV-1, MV-2, BV-1, & A-IO

Saxon Asset Securities Company
Depositor

Saxon Mortgage Inc.
Seller and Master Servicer

Meritech Mortgage Services, Inc.
Servicer

May 30, 2000

Banc of America Securities LLC

-------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Saxon Asset Securities Trust
Mortgage Pass-Through Certificates, Series 2000-2
$740,000,000 (approximate)

                                     Group I
                                  Certificates

----------------------------------------------------------------------------------------------------------------------------
                                                       To Maturity:
                                                                              Expected
                                                                 Expected       Last
                 Expected                             Expected   Principal   Scheduled           Expected Ratings
               Approximate     Interest   Principal   WAL (yrs)   Window    Distribution     ------------------------
   Class          Size*          Type        Type                  (mos)        Date           S&P              Fitch
----------------------------------------------------------------------------------------------------------------------------
AF-1          124,170,000        Float       SEQ        0.95      1 - 19     5/25/2015          AAA               AAA
AF-2           63,243,000        Fixed       SEQ        2.00      19 - 29    6/25/2015          AAA               AAA
AF-3           74,120,000        Fixed       SEQ        3.00      29 - 45    6/25/2015          AAA               AAA
AF-4           64,245,000        Fixed       SEQ        5.00      45 - 80    3/25/2024          AAA               AAA
AF-5**         52,732,000        Fixed       SEQ        11.39     80 - 211   7/25/2030          AAA               AAA
AF-6           48,998,000        Fixed       NAS        6.88      37 - 180   7/25/2030          AAA               AAA
MF-1**         26,949,000        Fixed       MEZ        7.34      41 - 180   7/25/2030           AA               AA
MF-2**         13,964,000        Fixed       MEZ        7.29      41 - 179   7/25/2030           A                 A
BF-1           12,005,000        Fixed       SUB        7.11      41 - 160   7/25/2030          BBB               BBB
BF-2***         9,554,202        Fixed       SUB        6.61      41 - 133   7/25/2030           BB               BB

                                                         To Call:
                                                                              Expected
                                                                 Expected       Last
                 Expected                             Expected   Principal   Scheduled             Expected Ratings
               Approximate     Interest   Principal   WAL (yrs)   Window    Distribution       -------------------------
   Class          Size*          Type        Type                  (mos)        Date             S&P              Fitch
----------------------------------------------------------------------------------------------------------------------------
AF-1          124,170,000        Float       SEQ        0.95      1 - 19     5/25/2015          AAA               AAA
AF-2           63,243,000        Fixed       SEQ        2.00      19 - 29    6/25/2015          AAA               AAA
AF-3           74,120,000        Fixed       SEQ        3.00      29 - 45    6/25/2015          AAA               AAA
AF-4           64,245,000        Fixed       SEQ        5.00      45 - 80    3/25/2024          AAA               AAA
AF-5**         52,732,000        Fixed       SEQ        8.62      80 - 106   7/25/2030          AAA               AAA
AF-6           48,998,000        Fixed       NAS        6.70      37 - 106   7/25/2030          AAA               AAA
MF-1**         26,949,000        Fixed       MEZ        6.48      41 - 106   7/25/2030           AA               AA
MF-2**         13,964,000        Fixed       MEZ        6.48      41 - 106   7/25/2030           A                 A
BF-1           12,005,000        Fixed       SUB        6.48      41 - 106   7/25/2030          BBB               BBB
BF-2***         9,554,202        Fixed       SUB        6.41      41 - 106   7/25/2030           BB               BB


*  The Approximate Size is subject to a permitted variance in the aggregate of plus or minus 5%.
** Priced to call.
*** Not Offered.
----------------------------------------------------------------------------------------------------------------
Structure:
(1)  The Group I Certificates will be backed primarily by the Group I Mortgage Loans.
(2)  After the Clean-Up Call Date, the coupon on the Class AF-5, Class MF-1, and
     Class MF-2 Certificates will increase by 50 bps per annum.
(3)  It is expected that all classes (except for the Class AF-1) will be subject to a Maximum Rate. The Class AF-1 will be subject to the Group I Available
     Funds Cap.
(4)  Classes MF-1, MF-2, BF-1, and BF-2 are not expected to receive principal payments prior to the Step-down Date.

                                 Pricing Speed:



Banc of America Securities LLC



--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Saxon Asset Securities Trust
Mortgage Pass-Through Certificates, Series 2000-2
$740,000,000 (approximate)

Fixed-rate Mortgage Loans   100% FRM PPC

                            100% FRM PPC assumes that prepayments start at 2% CPR in month one, increase by approximately 2.00% each month to 20% CPR in month ten, and remain at 20% CPR thereafter.

                                          Group II Certificates
---------------------------------------------------------------------------------------------------------------------------
                                                       To Maturity:
                                                                              Expected
                                                                 Expected       Last
                 Expected                             Expected   Principal   Scheduled              Expected Ratings
               Approximate     Interest   Principal   WAL (yrs)   Window    Distribution     -------------------------------
   Class          Size*          Type        Type                  (mos)        Date            S&P              Fitch
----------------------------------------------------------------------------------------------------------------------------
AV-1**        209,767,000        Float       SEN        2.69      1 - 155    7/25/2030          AAA               AAA
MV-1**         16,251,000        Float       MEZ        4.84      39 - 127   7/25/2030           AA               AA
MV-2**         12,000,000        Float       MEZ        4.74      38 - 114   7/25/2030           A                 A
BV-1**          6,126,000        Float       SUB        4.63      37 - 99    7/25/2030          BBB               BBB
BV-2***         5,875,798        Float       SUB        4.37      37 - 85    7/25/2030           BB               BB

                                                         To Call:
                                                                              Expected
                                                                 Expected       Last
                 Expected                             Expected   Principal   Scheduled             Expected Ratings
               Approximate     Interest   Principal   WAL (yrs)   Window    Distribution   -----------------------------------
   Class          Size*          Type        Type                  (mos)        Date            S&P              Fitch
---------------------------------------------------------------------------------------------------------------------------
AV-1**        209,767,000        Float       SEN        2.65      1 - 106    7/25/2030          AAA               AAA
MV-1**         16,251,000        Float       MEZ        4.78      39 - 106   7/25/2030           AA               AA
MV-2**         12,000,000        Float       MEZ        4.73      38 - 106   7/25/2030           A                 A
BV-1**          6,126,000        Float       SUB        4.63      37 - 99    7/25/2030          BBB               BBB
BV-2***         5,875,798        Float       SUB        4.37      37 - 85    7/25/2030           BB               BB

*   The Approximate Size is subject to a permitted variance in the aggregate of plus or minus 5%.
**  Priced to call.
*** Not Offered.

Structure:
(1)  The Group II Certificates will be backed primarily by the Group II Mortgage Loans.
(2)  After the Clean-Up Call Date, the margin on the Class AV-1 Certificates will increase to 2 times the initial margin; the margin on the Class MV-1,
     Class MV-2, and Class BV-1 Certificates will increase to 1.5 times their initial margin.
(3)  All classes of Group II Certificates are subject to the Group II Available Funds Cap.
(4)  Classes MV-1, MV-2, BV-1 and BV-2 are not expected to receive principal payments prior to the Step-down Date.

                                 Pricing Speed:

Adjustable-Rate Mortgage    100% ARM PPC
Loans
                            100% ARM PPC assumes that prepayments start at 4%
                            CPR in month one, increase by approximately 1.4762%
                            each month to 35% CPR in month 22, and remain at 35%
                            CPR thereafter.

Banc of America Securities LLC

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Saxon Asset Securities Trust
Mortgage Pass-Through Certificates, Series 2000-2
$740,000,000 (approximate)

                                I/O Certificates

----------------------------------------------------------------------------------------------------------------------------
                                                       To Maturity:
                                                                              Expected
                Expected                                         Expected       Last
                 Initial                              Expected   Payment     Scheduled              Expected Ratings
                Notional       Interest   Principal   WAL (yrs)   Window    Distribution       --------------------------
  Class          Amount          Type        Type                  (mos)        Date             S&P              Fitch
----------------------------------------------------------------------------------------------------------------------------
A-IO          118,000,000        Fixed     Notional     1.75      1 - 30     12/25/2002         AAAr              AAA


                  Expected Class A-IO Notional Amount Schedule

--------------------------------------------------------------------------------
There will be a AAAr/AAA rated interest-only class (Class A-IO), offered solely by BAS, relating to Loan Groups I and II with a coupon of 6.0% for the first 30 months and 0.0% for months 31 and beyond. The notional amount of Class A-IO is equal to the lesser of (i) the sum of the aggregate principal balance of the mortgage loans in Loan Groups I and II and (ii) the following schedule:

           Period                  Total Notional Amount                 Fix Component                       Arm Component
           ------                  ---------------------                 -------------                       -------------
            1 - 3                        118,000,000                         86,000,000                         32,000,000
            4 - 6                        108,000,000                         80,000,000                         28,000,000
            7 - 9                         90,500,000                         65,000,000                         25,500,000
           10 - 12                        84,000,000                         60,000,000                         24,000,000
           13 - 15                        78,500,000                         56,000,000                         22,500,000
           16 - 18                        74,000,000                         53,000,000                         21,000,000
           19 - 21                        70,000,000                         50,000,000                         20,000,000
           22 - 24                        65,000,000                         45,000,000                         20,000,000
           25 - 27                        63,000,000                         43,000,000                         20,000,000
           28 - 30                        59,000,000                         39,000,000                         20,000,000
     31 and thereafter                             0                                  0                                  0



Contact: Banc of America Securities LLC

         Mortgage Trading/Syndicate  (704) 386-7744    (704) 335-5904 (Fax)
         Chris Hentemann             (chrishe@ncmi.com)
         Alex Cha                    (alex.i.cha@ncmi.com)
         David Nagle                 (david.w.nagle@ncmi.com)

         Mortgage Finance            (704) 388-9668(Fax)
         Shahid Quraishi             (704) 388-9399 (shahid.h.quraishi@ncmi.com)
         Michael Ciuffo              (704) 388-8737 (michael.j.ciuffo@ncmi.com)
         Peter Faigl                 (704) 388-8245 (peter.q.faigl@ncmi.com)
         William White               (704) 387-6040 (william.a.white@ncmi.com)


Banc of America Securities LLC



-------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Saxon Asset Securities Trust
Mortgage Pass-Through Certificates, Series 2000-2
$740,000,000 (approximate)

                                SUMMARY OF TERMS

Title of Securities:                   Mortgage Loan Asset Backed Certificates , Series 2000-2


Offered Certificates:                  Group I Certificates:  Classes AF-1, AF-2,
                                       AF-3, AF-4, AF-5, AF-6 ("Class AF
                                       Certificates"), Class MF-1 and Class MF-2
                                       ("Class MF Certificates") and Class BF-1
                                       Certificates ("Class BF Certificates").


                                       Group II Certificates: Class AV-1 ("Class
                                       AV Certificates"), Class MV-1 and Class
                                       MV-2 ("Class MV Certificates") and Class
                                       BV-1 Certificates ("Class BV
                                       Certificates").


                                       I/O Certificates:  Class A-IO.

Non-Offered Certificates:              Class BF-2, Class BV-2, Class P-1 and P-2
                                       ("Class P Certificates"), Class C and
                                       Class R.

Seller and Master Servicer:            Saxon Mortgage, Inc.

Trustee:                               Bankers Trust Company

Rating Agencies:                       Standard and Poors, Inc. ("S&P") and
                                       Fitch IBCA ("Fitch").

Lead Manager:                          Banc of America Securities LLC


Co-Managers:                           Prudential Securities, Greenwich Capital
                                       Markets Inc., Merrill Lynch & Co., and
                                       Bank One Capital Markets Inc.

Closing Date:                          On or about June 14, 2000.

Accrued Interest:                      All Offered Certificates, except for the
                                       Class AF-1 Certificates and the Group II
                                       Certificates, will settle with accrued
                                       interest. The Class AF-1 Certificates and
                                       the Group II Certificates will settle
                                       with no accrued interest.

Distribution Dates:                    The 25th of each month, or if such day is
                                       not a business day, the next succeeding
                                       business day, beginning on July 25, 2000.

Record Date:                           With respect to the Offered Certificates,
                                       other than the Class AF-1 Certificates
                                       and the Group II Certificates, the last
                                       business day in the month preceding the
                                       applicable Distribution Date. For the
                                       Class AF-1 Certificates and the Group II
                                       Certificates, the last business day
                                       preceding the Distribution Date.

Statistical Cut-Off Date:              The close of business on May 9, 2000.

Payment Delay:                         With respect to the Offered Certificates,
                                       other than the Class AF-1 Certificates
                                       and the Group II Certificates, 24 days
                                       and with respect to the Class AF-1
                                       Certificates and the Group II
                                       Certificates, 0 days.


Banc of America Securities LLC



--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Saxon Asset Securities Trust
Mortgage Pass-Through Certificates, Series 2000-2
$740,000,000 (approximate)





Day Count:                               With respect to the Offered
                                         Certificates, other than the Class AF-1
                                         Certificates and the Group II
                                         Certificates, 30/360 and with respect
                                         to the Class AF-1 Certificates and the
                                         Group II Certificates, Actual/360.

Servicing Fees:                          Approximately [0.56%] of the aggregate
                                         principal balance of the mortgage loans
                                         in Group I and approximately [0.55%]
                                         of the aggregate principal balance of
                                         the mortgage loans in Group II
                                         (including the master servicing fee).

Clean-Up Call Date:                      Any Distribution Date on or after which
                                         the aggregate principal balances of the
                                         mortgage loans declines to 10% or less
                                         of the aggregate principal balances of
                                         the mortgage loans as of the Cut-Off
                                         Date ("Cut-Off Balance").

Denomination:                            $1,000 in original principal amount and
                                         integral multiples.

SMMEA Eligibility:                       Only the Class AV-1 and Class MV-1
                                         Certificates will be SMMEA eligible.
                                         The remaining Certificates will not be
                                         SMMEA eligible.

ERISA Eligibility:                       The Class AF and Class AV Certificates
                                         should be ERISA eligible under Banc of
                                         America's administrative exemption from
                                         certain prohibited transaction rules
                                         granted by the Department of Labor
                                         unless conditions of the exemption
                                         under the control of the investor are
                                         not met.  A fiduciary of any employee
                                         benefit plan subject to ERISA should
                                         carefully review with its legal
                                         advisors whether the purchase of the
                                         certificates could give rise to a
                                         prohibited transaction.  All other
                                         Certificates will not be ERISA
                                                           ---
                                         eligible.

Tax Status:                              The Offered Certificates will be
                                         designated as regular interests in a
                                         REMIC and, as such, will be treated as
                                         debt instruments of a REMIC for federal
                                         income tax purposes.

Initial Mortgage Loan Pool:              o    The collateral information
                                              presented in the term sheet
                                              regarding the Mortgage Pool is
                                              based on the Initial Mortgage
                                              Loans as of the Statistical
                                              Cut-Off Date.

                                         o    Consists of fixed and adjustable
                                              rate closed-end mortgage loans,
                                              which accrue interest on an
                                              actuarial basis and are secured by
                                              1st and 2nd lien, level pay and
                                              balloon mortgages on primarily 1-4
                                              family properties.

                                         o    The Mortgage Loan Pool will be
                                              divided into two Loan Groups:

                                              - Loan Group I:   Consists of
                                                mortgage loans which accrue
                                                interest at a fixed-rate.

                                              - Loan Group II: Consists of
                                                mortgage loans which accrue
                                                interest at an adjustable-rate.

                                         o    For collateral statistics please
                                              see the "Description of the
                                              Expected Collateral" below.

                                         o    Between the Statistical Cut-Off
                                              Date and the Closing Date the
                                              Seller expects to designate
                                              additional mortgage loans for
                                              deposit in each Mortgage Loan
                                              Group.

Prefunding Amount:                       At closing the Seller will deposit up
                                         to the difference between $740,000,000
                                         and the sum of the aggregate principal
                                         balances of the Initial Mortgage Loans
                                         plus the additional mortgage loans as of
                                         the Cut-Off Date into two prefunding accounts
                                         to be used to acquire additional mortgage
                                         loans from the Seller during the prefunding
                                         period. At closing the Seller will also deposit
                                         funds into a Capitalized Interest Account to
                                         cover interest shortfalls during the prefunding period
                                         due to the prefunding feature. The prefunding period
                                         terminates at the latest on the close of
                                         business [August 30, 2000].

Banc of America Securities LLC



--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Saxon Asset Securities Trust
Mortgage Pass-Through Certificates, Series 2000-2
$740,000,000 (approximate)

Monthly Servicer Advances:               The Servicer is required to advance scheduled principal
                                         and interest (net of the Servicing Fee)
                                         for any delinquent mortgage loan, but
                                         is not required to make any advance
                                         which the Servicer deems to be
                                         nonrecoverable.

Prepayment Interest Shortfall:           For any Distribution Date, with respect
                                         to any mortgage loan prepaid in full
                                         during a prepayment period, the
                                         difference between the interest that
                                         would have been paid on the mortgage
                                         loan through the last day of the month
                                         in which the liquidation or prepayment
                                         occurred and interest actually received
                                         by the servicer with respect to the
                                         mortgage loan, in each case net of the
                                         servicing fee, except that month end
                                         interest does not accrue with respect
                                         to a payment of a mortgage loan during
                                         the period from first day of a month
                                         through the last day of the prepayment
                                         period ending during the month.

Servicer Obligations for Prepayment      The Servicer will be obligated to pay
Interest Shortfalls:                     from its own funds Prepayment Interest
                                         Shortfalls for any prepayment in full
                                         on a mortgage loan, but only to the
                                         extent of the Servicing Fee for the
                                         related due period.

Trigger Event:                           For any Distribution Date after
                                         the Stepdown Date, exists if the 60+
                                         day delinquency percentage (including
                                         loans in bankruptcy, foreclosure, or
                                         REO) is greater than (x) [50%] of the
                                         senior enhancement percentage for the
                                         Group I Certificates or (y) [50%] of
                                         the senior enhancement percentage for
                                         the Group II Certificates.


Banc of America Securities LLC

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Saxon Asset Securities Trust
Mortgage Pass-Through Certificates, Series 2000-2
$740,000,000 (approximate)

                               CREDIT ENHANCEMENT
Expected Credit Enhancement:           Credit enhancement for the structure is
                                       provided by excess interest,
                                       overcollateralization, subordination,
                                       and, with respect to certain mortgage
                                       loans only, a Mortgage Guaranty Insurance
                                       Corporation ("MGIC") primary mortgage
                                       insurance policy providing limited
                                       coverage with respect thereto.
                                       Furthermore, the Class BF-2 and Class
                                       BV-2 Certificates will be supported by
                                       cash flows on the Class P-1 and Class P-2
                                       Certificates.

Group I Certificates

                                       Class AF Credit Enhancement

                                       (1)  Subordination of Class MF, Class BF,
                                            and Class BF-2 Certificates,
                                            totaling [12.75%] of the Cut-Off
                                            Date Principal Balance of the Group
                                            I Mortgage Loans and the Targeted
                                            Overcollateralization Amount.

                                       Class MF-1, MF-2, BF-1, and BF-2 Credit
                                       Enhancement

                                       (1)  Class MF-1 is enhanced by [7.25%] in
                                            subordinate certificates and the
                                            Targeted Overcollateralization
                                            Amount.

                                       (2)  Class MF-2 is enhanced by [4.40%] in
                                            subordinate certificates and the
                                            Targeted Overcollateralization
                                            Amount.

                                       (3)  Class BF-1 is enhanced by [1.95%] in
                                            subordinate certificates and the
                                            Targeted Overcollateralization
                                            Amount.

                                       (4)  Class BF-2 is enhanced by the
                                            Targeted Overcollateralization
                                            Amount and, in certain
                                            circumstances, cash flows on
                                            the Class P Certificates.


Group II Certificates
                                       Class AV Credit Enhancement

                                       (1)  Subordination of Class MV, Class BV,
                                            and Class BV-2 Certificates,
                                            totaling [16.10%] of the Cut-Off
                                            Date Principal Balance of the Group
                                            II Mortgage Loans and the Targeted
                                            Overcollateralization Amount.

                                       Class MV-1, MV-2, BV-1, and BV-2 Credit
                                       Enhancement

                                       (1)  Class MV-1 is enhanced by [9.60%] in
                                            subordinate certificates and the
                                            Targeted Overcollateralization
                                            Amount.

                                       (2)  Class MV-2 is enhanced by [4.80%] in
                                            subordinate certificates and the
                                            Targeted Overcollateralization
                                            Amount.

                                       (3)  Class BV-1 is enhanced by [2.35%] in
                                            subordinate certificates and the
                                            Targeted Overcollateralization
                                            Amount.

                                       (4)  Class BV-2 is enhanced by the
                                            Targeted Overcollateralization
                                            Amount and, in certain
                                            circumstances, cash flows on the
                                            Class P Certificates.

Banc of America Securities LLC



-------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Saxon Asset Securities Trust
Mortgage Pass-Through Certificates, Series 2000-2
$740,000,000 (approximate)


Expected Targeted                      Group I Certificates
Overcollateralization Amount:          Prior to the Step-down Date, [1.25%] of
                                       the aggregate Statistical Cut-Off Date
                                       Principal Balance of the Group I Mortgage
                                       Loans. On and after the Step-down Date,
                                       (assuming a Trigger Event is not in
                                       effect), the greater of (1) the lesser of
                                       (A) [1.25%] of the aggregate Cut-Off Date
                                       Principal Balance of the Group I Mortgage
                                       Loans and (B) [2.50%] of the aggregate
                                       current principal balance of the Group I
                                       Mortgage Loans and (2) [0.50%] of the
                                       aggregate Cut-Off Date Principal Balance
                                       of the Group I Mortgage Loans.




                                       Group II Certificates
                                       Prior to the Step-down Date, [1.40%] of
                                       the aggregate Cut-Off Date Principal
                                       Balance of the Group II Mortgage Loans.
                                       On and after the Step-down Date,
                                       (assuming a Trigger Event is not in
                                       effect), the greater of (1) the lesser of
                                       (A) [1.40%] of the aggregate Cut-Off Date
                                       Principal Balance of the Group II
                                       Mortgage Loans and (B) [2.80%] of the
                                       aggregate current principal balance of
                                       the Group II Mortgage Loans and (2)
                                       [0.50%] of the aggregate Cut-Off Date
                                       Principal Balance of the Group II
                                       Mortgage Loans.



Expected Credit Support Percentage:    Group I Certificates:

                                              Initial Credit Support                  After Step-down Date
                                              ----------------------                  --------------------
                                              Class             Percent               Class          Percent
                                              -----             -------               -----          -------
                                           AF-1 to AF-6          [12.75%]         AF-1 to AF-6         [28.00%]
                                           MF-1                   [7.25%]         MF-1                 [17.00%]
                                           MF-2                   [4.40%]         MF-2                 [11.30%]
                                           BF-1                   [1.95%]         BF-1                 [6.40%]
                                           BF-2                   [0.00%]         BF-2                 [2.50%]

                                       Group II Certificates:

                                              Initial Credit Support                  After Step-down Date
                                              ----------------------                  --------------------
                                           Class                 Percent             Class          Percent
                                           -----                 -------             -----          -------
                                           AV-1                  [16.10%]         AV-1                 [35.00%]
                                           MV-1                   [9.60%]         MV-1                 [22.00%]
                                           MV-2                   [4.80%]         MV-2                 [12.40%]
                                           BV-1                   [2.35%]         BV-1                 [7.50%]
                                           BV-2                   [0.00%]         BV-2                 [2.80%]

Overcollateralization:                 On any Distribution Date, collections on
                                       the mortgage loans in excess of the
                                       amount required to make interest and
                                       principal distributions on the Offered
                                       Certificates or to pay certain expenses
                                       of the trust will be applied first to
                                       cover certain shortfalls on the Senior
                                       Certificates, then to maintain the
                                       overcollateralization for the Offered
                                       Certificates and finally, to cover
                                       certain shortfalls on the Subordinate
                                       Certificates.

Banc of America Securities LLC
-------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Saxon Asset Securities Trust
Mortgage Pass-Through Certificates, Series 2000-2
$740,000,000 (approximate)

Subordination:                         If excess interest,
                                       overcollateralization, and, in the case
                                       of the Class BF-2 and Class BV-2
                                       Certificates, the Class P Certificates
                                       are insufficient to cover losses on any
                                       mortgage loans, those losses will be
                                       applied in reduction of the class
                                       certificate balances of the subordinate
                                       certificates, in reverse order of
                                       seniority.


Step-down Date:                        The earlier to occur of (i) the
                                       Distribution Date on which the
                                       certificate principal balances of the
                                       Class A Certificates have been reduced to
                                       zero and (ii) the later to occur of (a)
                                       the Distribution Date in July 2003 and
                                       (b) the first Distribution Date on which
                                       the Class A Certificate principal balance
                                       of the group (after taking into account
                                       distributions of principal on such
                                       Distribution Date) is less than or equal
                                       to 72.0% for Group I (65.0% for Group II)
                                       of the scheduled principal balances of
                                       the mortgage loans in the group.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Saxon Asset Securities Trust
Mortgage Pass-Through Certificates, Series 2000-2
$740,000,000 (approximate)

                               PASS THROUGH RATES


Group I Certificates

o Pass through rates on the Group I Certificates other than the Class AF-1 Certificates are fixed. The pass through rates for the Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6, Class MF-1, Class MF-2, Class BF-1, and Class BF-2 Certificates will be capped at the Maximum Rate, which may be less than the pass through rates determined on the pricing day. The pass through rate on the class AF-1 certificates will be capped at the Group I Available Funds Cap.

o For the Group I Certificates other than the Class AF-1 Certificates, the amount of interest distributable on each Distribution Date is the interest accrued during the month immediately preceding the month in which that distribution occurs. All calculations are made on the basis of a 360-day year consisting of twelve 30 day months (30/360).



Maximum Rate:

The Maximum Rate shall equal the average of the mortgage interest rates (net of the Servicing Fee (including the master servicing fee), the Fixed Component of the Class A-IO Pass Through Rate and other fees), weighted on the basis of the principal balances of the mortgage loans as of the first day of the related due period.



Group I Available Funds Cap:

The Group I Available Funds Cap shall equal the Maximum Rate adjusted for the actual number of days in the related accrual period, except for period 1 in which the Group I Available Funds Cap will not be applicable.



Group II Certificates

o Pass through rates on the Group II Certificates and the Class AF-1 Certificates adjust on each Distribution Date, generally to one month LIBOR plus the applicable margin.

o Pass through rates on any Distribution Date for the Group II Certificates will be capped at the Group II Available Funds Cap.

o Whenever a pass through rate for a Group II Certificate is capped, any shortfall in interest on that certificate resulting from the application of the cap will be carried over to subsequent Distribution Dates.

o For the Group II Certificates and the Class AF-1 certificates interest accrues on each Distribution Date from and including the prior Distribution Date (or from [June 14, 2000], the closing date, in the case of the first Distribution Date) to and excluding that Distribution Date. All calculations are made on the basis of an actual number of days and a year of 360 days (actual/360).

Group II Available Funds Cap:

The Group II Available Funds Cap is calculated as the total scheduled interest for the Group II Mortgage Loans for the related due period (net of the Servicing Fee (including the master servicing fee), the ARM Component of the Class A-IO Pass Through Rate and other fees) divided by the outstanding principal balance of the respective group of certificates (divided by Act/360), except for period 1 in which the Group II Available Funds Cap will not be applicable.




Banc of America Securities LLC



--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Saxon Asset Securities Trust
Mortgage Pass-Through Certificates, Series 2000-2
$740,000,000 (approximate)



                             INTEREST DISTRIBUTIONS
                             ----------------------


On each Distribution Date, the interest funds for that Distribution Date with respect to each group are required to be distributed in the following order of priority until the interest funds have been fully distributed:

o To each class of the Class A Certificates, in the case of Group I, and the Class AV-1 Certificates, in the case of Group II, the Current Interest and any Interest Carryover Forward Amount for the class and Distribution Date; provided, however, if the interest funds for Group I are not sufficient to make a full distribution of the Current Interest and any Interest Carry Forward Amount with respect to the Class A Certificates of such group, their interest funds will be distributed pro rata among each class of the Class A Certificates based on the ratio of:

  o The Current Interest and Interest Carry Forward Amount for that class to

  o The total amount of Current Interest and any Interest Carry Forward Amount of the Class A Certificates of the group;

o To the Class M-1 Certificates of the group, the Current Interest for that class and Distribution Date;

o To the Class M-2 Certificates of the group, the Current Interest for that class and Distribution Date;

o To the Class B-1 Certificates of the group, the Current Interest for that class and Distribution Date;

o To the Class B-2 Certificates of the group, the Current Interest for that class and Distribution Date;

o Any remainder as described under "Excess Interest" below.


                                 EXCESS INTEREST
                                 ---------------


On each Distribution Date, the trust will generally apply any excess interest in the following order:

o To distribute an extra principal distribution amount on the related certificates; o To distribute to the related subordinate certificates, in order of seniority, the amount of unpaid interest for prior Distribution Dates (excluding any carryover amount for Group II) on the related certificates and amounts in repayment of any realized losses previously allocated to those certificates;

o In the case of Group II, in order of seniority, to distribute any carryover amount;

o To distribute any remainder to the Class C and Class R Certificates.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Saxon Asset Securities Trust
Mortgage Pass-Through Certificates, Series 2000-2
$740,000,000 (approximate)

                             PRINCIPAL DISTRIBUTIONS
                             -----------------------


On each Distribution Date, the Principal Distribution Amount for that Distribution Date with respect to each group is required to be distributed in the following order of priority until the Principal Distribution Amount has been fully distributed:

o To the Class A Certificates of the group, the Class A Principal Distribution Amount for the group; provided, however, the Class A Principal Distribution Amount for group I is required to be distributed as follows: first, the Class AF-6 Distribution Amount to the class AF-6 Certificates, and then the balance of the Class A Principal Distribution Amount sequentially to the Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5 and Class AF-6 Certificates so that no distribution will be made to any class until the certificate principal balances of all the Class A Certificates with a lower numeral designation shall have been reduced to zero; and the Class A Principal Distribution Amount for Group II is required to be distributed to the Class AV-1 Certificates until the certificate principal balance of that class has been reduced to zero, and provided, further, that, on any Distribution Date on which the certificate principal balance of the Class A Certificates with respect to Group I is equal to or greater than the scheduled principal balances of the mortgage loans in that group, the Class A Principal Distribution Amount for Group I will be distributed pro rata and not sequentially to those Class A Certificates;


o To the Class M-1 Certificates of the group, the Class M-1 Principal Distribution Amount for that class;

o To the Class M-2 Certificates of the group, the Class M-2 Principal Distribution Amount for that class;

o To the Class B-1 Certificates of the group, the Class B-1 Principal Distribution Amount for that class;

o To the Class B-2 Certificates of the group, the Class B-2 Principal Distribution Amount for that class;


Principal Payments:                    Payments of principal to the Certificates
                                       are derived primarily from collections of principal from the mortgage loans.

Principal Distribution Amount:         The excess of (i) the sum of (A) all
                                       principal amounts collected or advanced
                                       on the mortgage loans during the related due period and (B) the lesser of (I) excess interest funds for such
                                       Distribution Date and (II) the amount, if any, by which the Targeted
                                       Overcollateralization Amount exceeds the overcollateralization amount for such
                                       Distribution Date over (ii) the amount,
                                       if any, by which the
                                       overcollateralization amount exceeds the
                                       Targeted Overcollateralization Amount for each Distribution Date.


Class AF-6 Distribution Amount:        For any Distribution Date, is equal to
                                       the product of:

                                       o   A fraction, the numerator of which is
                                           the Class AF-6 Certificate principal
                                           balance and the denominator of which
                                           is the Class A Certificate principal
                                           balance for Group I, in each case
                                           immediately prior to the Distribution
                                           Date,

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
         Saxon Asset Securities Trust
         Mortgage Pass-Through Certificates, Series 2000-2
         $740,000,000 (approximate)
--------------------------------------------------------------------------------




                                       o   The Class A Principal Distribution
                                           Amount with respect to Group I for
                                           the Distribution Date and






                                       o   The applicable percentage for the
                                           Distribution Date set forth in the
                                           following table:


                                             Distribution Date       Percentage
                                             -----------------       ----------
                                          July 2000 - June 2003           0%
                                          July 2003 - June 2005          45%
                                          July 2005 - June 2006          80%
                                          July 2006 - June 2007         100%
                                          July 2007 and thereafter      300%


Class A Principal Distribution         For a group is
Amount:
                                       o   With respect to any Distribution Date
                                           prior to the related Step-down Date
                                           or as to which a Trigger Event exists
                                           for the group, 100% of the Principal
                                           Distribution Amount for the group and
                                           the Distribution Date and

                                       o   With respect to any Distribution Date
                                           on or after the related Step-down
                                           Date and as to which a Trigger Event
                                           is not in effect for the group, the
                                           excess of

                                           o  The related Class A Certificate
                                              principal balance immediately
                                              prior to the Distribution Date
                                              over
                                              ----

                                       lesser of

                                           o  72.0% for Group I (65.0% for Group
                                              II) of the scheduled principal
                                              balances of the mortgage loans in
                                              the group on the preceding due
                                              date and

                                           o  the scheduled principal balances
                                              of the mortgage loans in the group
                                              on the preceding due date less
                                              0.50% of the scheduled principal
                                              balances of the mortgage loans in
                                              the group as of the Cut-Off Date.

Class M-1 Principal Distribution       For a group, with respect to any
Amount:                                Distribution Date on or after the related
                                       Step-down Date and as long as a Trigger
                                       Event for the group is not in effect for the group, is the excess of

                                       o   the sum for the group of
                                           o  the related Class A Certificate
                                              principal balance (after giving
                                              effect to distributions on that
                                              date) and

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Saxon Asset Securities Trust
Mortgage Pass-Through Certificates, Series 2000-2
$740,000,000 (approximate)




                                       o   the related Class M-1 Certificate
                                           principal balance immediately prior
                                           to the Distribution Date over
                                                                    ----
                                           the lesser of

                                           o  83.0% for Group I (78.0% for Group
                                              II) of the scheduled principal
                                              balances of the mortgage loans in
                                              the group on the preceding due
                                              date and

                                           o  the scheduled principal balances
                                              of the mortgage loans in the group
                                              on the preceding due date less
                                              0.50% of the scheduled principal
                                              balances of the mortgage loans in
                                              the group as of the Cut-Off Date.


Class M-2 Principal Distribution       For a group, with respect to any
Amount:                                Distribution Date on or after the related
                                       Step-down Date and as long as a Trigger
                                       Event for the group is not in effect for the group, is the excess of

                                       o   the sum for the group of

                                           o  the related Class A Certificate
                                              principal balance (after giving
                                              effect to distributions on that
                                              date),

                                           o  the related Class M-1 Certificate
                                              principal balance (after giving
                                              effect to distributions on that
                                              date), and

                                           o  the related Class M-2 Certificate
                                              principal balance immediately
                                              prior to the Distribution Date
                                              over
                                              ----

                                       the lesser of

                                           o  88.7% for Group I (87.6% for Group
                                              II) of the scheduled principal
                                              balances of the mortgage loans in
                                              the group on the preceding due
                                              date and

                                           o  the scheduled principal balances
                                              of the mortgage loans in the group
                                              on the preceding due date less
                                              0.50% of the scheduled principal
                                              balances of the mortgage loans in
                                              the group as of the Cut-Off Date.

Class B-1 Principal Distribution       For a group, with respect to any
Amount:                                Distribution Date on or after the related
                                       Step-down Date and as long as a Trigger
                                       Event for the group is not in effect for the group, is the excess of

                                       o   the sum for the group of

                                           o  the related Class A Certificate
                                              principal balance (after giving
                                              effect to distributions on that
                                              date),

                                           o  the related Class M-1 Certificate
                                              principal balance (after giving
                                              effect to distributions on that
                                              date),

                                           o  the related Class M-2 Certificate
                                              principal balance (after giving
                                              effect to distributions on that
                                              date), and


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Saxon Asset Securities Trust
Mortgage Pass-Through Certificates, Series 2000-2
$740,000,000 (approximate)


                                           o  the related Class B-1 Certificate
                                              principal balance immediately
                                              prior to the Distribution Date
                                              over

                                       the lesser of

                                           o  93.6% for Group I (92.5% for Group
                                              II) of the scheduled principal
                                              balances of the mortgage loans in
                                              the group on the preceding due
                                              date and

                                          o   the scheduled principal balances
                                              of the mortgage loans in the group
                                              on the preceding due date less
                                              0.50% of the scheduled principal
                                              balances of the mortgage loans in
                                              the group as of the Cut-Off Date.


Class B-2 Principal Distribution       For a group, with respect to any
Amount:                                Distribution Date on or after the related
                                       Step-down Date and as long as a Trigger
                                       Event for the group is not in effect for the group, is the excess of

                                       o   the sum for the group of

                                           o  the related Class A Certificate
                                              principal balance (after giving
                                              effect to distributions on that
                                              date),

                                           o  the related Class M-1 Certificate
                                              principal balance (after giving
                                              effect to distributions on that
                                              date),

                                           o  the related Class M-2 Certificate
                                              principal balance (after giving
                                              effect to distributions on that
                                              date), and

                                           o  the related Class B-1 Certificate
                                              principal balance (after giving
                                              effect to distributions on that
                                              date), and

                                           o  the related Class B-2 Certificate
                                              principal balance immediately
                                              prior to the Distribution Date
                                              over

                                       the lesser of

                                           o  97.5% for Group I (97.2% for Group
                                              II) of the scheduled principal
                                              balances of the mortgage loans in
                                              the group on the preceding due
                                              date and
                                           o  the scheduled principal balances
                                              of the mortgage loans in the group
                                              on the preceding due date less
                                              0.50% of the scheduled principal
                                              balances of the mortgage loans in
                                              the group as of the Cut-Off Date.



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Saxon Asset Securities Trust
Mortgage Pass-Through Certificates, Series 2000-2
$740,000,000 (approximate)

                   Principal Distribution Priorities: Group I
                   ------------------------------------------


                 Principal Priority Prior to the Stepdown Date
                         (or if a Trigger Event exists)


                                Pay Sequentially

----------------------------------------------------------------------------------------------------------------------
Class AF-1       AF-2           AF-3         AF-4          AF-5         AF-6      MF-1      MF-2      BF-1      BF-2


-----------------------------------------------------------------------------------------------------------------------
                        87.25%                                                   5.50%      2.85%     2.45%      1.95%
-----------------------------------------------------------------------------------------------------------------------

                   Principal priority after the Stepdown Date
                          (assuming no Trigger Event)

             Pay all bonds to maintain specified enhancement levels


                                                               Targeted
                                                              Enhancement
                                                              Percentage
                                  -------------             -------------
                                   Class AF-1

                                      AF-2                      28.00%

                                      AF-3

                                      AF-4

                                      AF-5
                                  -------------
               Mortage                AF-6
               Loans              -------------             -------------
                                      MF-1                      17.00%
                                  -------------             -------------
                                      MF-2                      11.30%
                                  -------------             -------------
                                      BF-1                       6.40%
                                  -------------             -------------
                                      BF-2                       2.50%
                                  -------------             -------------

                  37               Month                    53+





Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Saxon Asset Securities Trust
Mortgage Pass-Through Certificates, Series 2000-2
$740,000,000 (approximate)

                   Principal Distribution Priorities: Group II
                   -------------------------------------------


                 Principal Priority Prior to the Stepdown Date
                         (or if a Trigger Event exists)


                                Pay Sequentially

                        ----------------------------------------------------------------------
                        Class AV-1       MV-1           MV-2         BV-1          BV-2


                        ----------------------------------------------------------------------
                          83.90%        6.50%           4.80%        2.45%        2.35%
                        ----------------------------------------------------------------------
                          0                            Month                        36

                   Principal priority after the Stepdown Date
                          (assuming no Trigger Event)

             Pay all bonds to maintain specified enhancement levels


                                                               Targeted
                                                              Enhancement
                                                              Percentage
                                  -------------             -------------
                                   Class AV-1                   35.00%

               Mortage            -------------             -------------
               Loans                  MV-1                      22.00%
                                  -------------             -------------
                                      MV-2                      12.40%
                                  -------------             -------------
                                      BV-1                       7.50%
                                  -------------             -------------
                                      BV-2                       2.80%
                                  -------------             -------------
                  37               Month                    53+




Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Saxon Asset Securities Trust
Mortgage Pass-Through Certificates, Series 2000-2
$740,000,000 (approximate)



                     DESCRIPTION OF THE EXPECTED COLLATERAL
                              TOTAL MORTGAGE LOANS


Summary                                                                   Total               Minimum               Maximum
-----------------------------------------------------------------------------------------------------------------------------
Statistical Cut-Off Date Aggregate Principal Balance              $519,803,358.74
Number of Loans                                                             5,416
Average Original Loan Balance                                           96,005.79             10,000.00           747,500.00
Average Current Loan Balance                                            95,975.51             10,000.00           747,500.00
*Weighted Average Combined LTV                                             77.30%                 8.77%              100.00%
*Weighted Average Combined Original LTV                                    77.32%                 8.77%              100.00%
*Weighted Average Gross Coupon                                             10.49%                 6.92%               15.89%
*Weighted Average Remaining Term to Maturity (months)                         276                    56                  360
**Weighted Average Credit Score                                               585                   417                  813
-----------------------------------------------------------------------------------------------------------------------------
* Weighted Average reflected in Total.
**96.72% of the mortgage moans have Credit Scores.
-----------------------------------------------------------------------------------------------------------------------------




                                                                                                 Percent of Cut-Off Date
                                                           Range                                     Principal Balance
                                                           -----                                     -----------------

         Product Type                                      Fixed                                          66.21%
                                                           Adjustable                                     33.79%

         Fully Amortizing Mortgage Loans                                                                  60.69%
         Balloon Mortgage Loans                                                                           39.31%

         Lien                                              First                                          97.83%
                                                           Second                                          2.17%

         Property Type                                     Single Family Detached                         81.39%
                                                           2-4 Family                                      5.86%
                                                           PUD                                             4.83%
                                                           Low Rise Condo                                  2.93%
                                                           Single Family Attached                          1.95%
                                                           Manufactured Housing                            1.74%
                                                           Others                                          1.30%

         Occupancy Status                                  Owner Occupied                                 94.72%
                                                           Non-Owner Occupied                              5.28%

         Geographic Distribution                           California                                     19.95%
                                                           Illinois                                        5.47%
                                                           Florida                                         5.32%
                                                           Michigan                                        4.84%
                                                           Texas                                           4.78%

         Number of States (including DC)                                                                      49

         Largest Zip Code Concentration                    94605                                           0.24%
         Loans with Mortgage Insurance                                                                    16.38%
         Loans with Prepayment Penalties                                                                  75.17%
-----------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Saxon Asset Securities Trust
Mortgage Pass-Through Certificates, Series 2000-2
$740,000,000 (approximate)



                     DESCRIPTION OF THE EXPECTED COLLATERAL
                             GROUP I MORTGAGE LOANS



Summary                                                                   Total               Minimum               Maximum
-----------------------------------------------------------------------------------------------------------------------------

Statistical Cut-Off Date Aggregate Principal Balance              $344,180,209.23
Number of Loans                                                             3,939
Average Original Loan Balance                                           87,401.42             10,000.00           515,000.00
Average Current Loan Balance                                            87,377.56             10,000.00           514,753.28
*Weighted Average Combined LTV                                             77.17%                 8.77%              100.00%
*Weighted Average Combined Original LTV                                    77.19%                 8.77%              100.00%
*Weighted Average Gross Coupon                                             10.53%                 6.92%               15.89%
*Weighted Average Remaining Term to Maturity (months)                         234                    56                  360
**Weighted Average Credit Score                                               592                   417                  813
-----------------------------------------------------------------------------------------------------------------------------
* Weighted Average reflected in Total.
**96.65% of the mortgage loans have Credit Scores.
-----------------------------------------------------------------------------------------------------------------------------




                                                                                                 Percent of Cut-Off Date
                                                           Range                                     Principal Balance
                                                           -----                                     -----------------

         Product Type                                      Fixed                                         100.00%

         Fully Amortizing Mortgage Loans                                                                  40.63%
         Balloon Mortgage Loans                                                                           59.37%

         Lien                                              First                                          96.73%
                                                           Second                                          3.27%

         Property Type                                     Single Family Detached                         82.09%
                                                           2-4 Family                                      5.80%
                                                           PUD                                             3.53%
                                                           Low Rise Condo                                  2.67%
                                                           Single Family Attached                          2.21%
                                                           Manufactured Housing                            2.16%
                                                           Others                                          1.54%

         Occupancy Status                                  Owner Occupied                                 93.93%
                                                           Non-Owner Occupied                              6.07%

         Geographic Distribution                           California                                     13.27%
                                                           Florida                                         6.33%
                                                           Pennsylvania                                    5.41%
                                                           Georgia                                         5.31%
                                                           Michigan                                        5.29%

         Number of States (including DC)                                                                      49

         Largest Zip Code Concentration                    95116                                           0.21%
         Loans with Mortgage Insurance                                                                    17.21%
         Loans with Prepayment Penalties                                                                  72.06%
-----------------------------------------------------------------------------------------------------------------------------




Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Saxon Asset Securities Trust
Mortgage Pass-Through Certificates, Series 2000-2
$740,000,000 (approximate)

                     DESCRIPTION OF THE EXPECTED COLLATERAL

Group I Mortgage Loans
Range of Mortgage Interest Rates



-----------------------------------------------------------------------------------------------------
                               Number Of           Aggregate                   Percent Of
      Range of Gross        Mortgage Loans    Statistical Cut-Off           Group I Loans By
      Interest Rates                                  Date              Statistical Cut-Off Date
                                               Principal Balance           Principal Balance
-----------------------------------------------------------------------------------------------------
  6.751% to  7.000%                        2           $  376,000.00                            0.11%
-----------------------------------------------------------------------------------------------------
  7.001% to  7.250%                        2               71,000.00                            0.02
-----------------------------------------------------------------------------------------------------
  7.251% to  7.500%                        4              401,916.97                            0.12
-----------------------------------------------------------------------------------------------------
  7.501% to  7.750%                       16            1,902,440.87                            0.55
-----------------------------------------------------------------------------------------------------
  7.751% to  8.000%                       37            4,752,927.53                            1.38
-----------------------------------------------------------------------------------------------------
  8.001% to  8.250%                       30            4,008,041.19                            1.16
-----------------------------------------------------------------------------------------------------
  8.251% to  8.500%                       73            8,799,253.29                            2.56
-----------------------------------------------------------------------------------------------------
  8.501% to  8.750%                       77            8,363,791.65                            2.43
-----------------------------------------------------------------------------------------------------
  8.751% to  9.000%                      132           15,734,979.00                            4.57
-----------------------------------------------------------------------------------------------------
  9.001% to  9.250%                      130           12,971,800.40                            3.77
-----------------------------------------------------------------------------------------------------
  9.251% to  9.500%                      213           23,489,746.00                            6.82
-----------------------------------------------------------------------------------------------------
  9.501% to  9.750%                      249           26,232,355.60                            7.62
-----------------------------------------------------------------------------------------------------
  9.751% to 10.000%                      332           29,438,632.64                            8.55
-----------------------------------------------------------------------------------------------------
10.001% to 10.250%                       213           19,475,239.01                            5.66
-----------------------------------------------------------------------------------------------------
10.251% to 10.500%                       289           26,673,071.90                            7.75
-----------------------------------------------------------------------------------------------------
10.501% to 10.750%                       299           26,118,514.71                            7.59
-----------------------------------------------------------------------------------------------------
10.751% to 11.000%                       344           29,634,065.82                            8.61
-----------------------------------------------------------------------------------------------------
11.001% to 11.250%                       193           16,126,199.30                            4.69
-----------------------------------------------------------------------------------------------------
11.251% to 11.500%                       227           17,628,430.07                            5.12
-----------------------------------------------------------------------------------------------------
11.501% to 11.750%                       170           13,923,309.21                            4.05
-----------------------------------------------------------------------------------------------------
11.751% to 12.000%                       210           14,865,579.86                            4.32
-----------------------------------------------------------------------------------------------------
12.001% to 12.250%                       126            9,285,000.50                            2.70
-----------------------------------------------------------------------------------------------------
12.251% to 12.500%                       127            8,261,463.72                            2.40
-----------------------------------------------------------------------------------------------------
12.501% to 12.750%                       102            6,276,656.79                            1.82
-----------------------------------------------------------------------------------------------------
12.751% to 13.000%                       112            7,457,422.18                            2.17
-----------------------------------------------------------------------------------------------------
13.001% to 13.250%                        60            3,458,462.87                            1.00
-----------------------------------------------------------------------------------------------------
13.251% to 13.500%                        48            2,336,561.92                            0.68
-----------------------------------------------------------------------------------------------------
13.501% to 13.750%                        42            2,140,273.51                            0.62
-----------------------------------------------------------------------------------------------------
13.751% to 14.000%                        32            1,792,394.53                            0.52
-----------------------------------------------------------------------------------------------------
14.001% to 14.250%                        14              526,795.00                            0.15
-----------------------------------------------------------------------------------------------------
14.251% to 14.500%                        14              683,410.26                            0.20
-----------------------------------------------------------------------------------------------------
14.501% to 14.750%                        12              703,429.51                            0.20
-----------------------------------------------------------------------------------------------------
14.751% to 15.000%                         5              170,121.28                            0.05
-----------------------------------------------------------------------------------------------------
15.001% to 15.250%                         1               45,600.00                            0.01
-----------------------------------------------------------------------------------------------------
15.501% to 15.750%                         1               35,000.00                            0.01
-----------------------------------------------------------------------------------------------------
15.751% to 16.000%                         1               20,322.14                            0.01
-----------------------------------------------------------------------------------------------------
          TOTAL                        3,939         $344,180,209.23                         100.00%
=====================================================================================================

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Saxon Asset Securities Trust
Mortgage Pass-Through Certificates, Series 2000-2
$740,000,000 (approximate)

         Group I Mortgage Loans
         Range of Remaining Terms to Stated Maturity



                                                             Aggregate                   Percent Of
                                                        Statistical Cut-Off           Group I Loans By
                                        Number Of               Date              Statistical Cut-Off Date
          Range of Remaining Terms   Mortgage Loans      Principal Balance           Principal Balance
         -----------------------------------------------------------------------------------------------------
         49  to   60                                8           $  231,030.29                            0.07%
         -----------------------------------------------------------------------------------------------------
         109  to 120                               46            1,689,193.86                            0.49
         -----------------------------------------------------------------------------------------------------
         133  to 144                               16              723,988.17                            0.21
         -----------------------------------------------------------------------------------------------------
         169  to 180                            2,627          232,857,104.93                           67.66
         -----------------------------------------------------------------------------------------------------
         229  to 240                              107            6,073,750.90                            1.76
         -----------------------------------------------------------------------------------------------------
         289  to 300                                7              343,342.00                            0.10
         -----------------------------------------------------------------------------------------------------
         325  to 336                                1               75,000.00                            0.02
         -----------------------------------------------------------------------------------------------------
         337  to 348                                1               97,073.96                            0.03
         -----------------------------------------------------------------------------------------------------
         349  to 360                            1,126          102,089,725.12                           29.66
         -----------------------------------------------------------------------------------------------------
                   TOTAL                        3,939         $344,180,209.23                          100.00%
         =====================================================================================================





         Group I Mortgage Loans
         Combined Loan-to-Value Ratio

         -------------------------------------------------------------------------------------------------------
                                                                 Aggregate                   Percent Of
                                          Number Of         Statistical Cut-Off           Group I Loans By
                   Range of             Mortgage Loans              Date              Statistical Cut-Off Date
              Loan To Value Ratios                           Principal Balance           Principal Balance
         -------------------------------------------------------------------------------------------------------
           5.01% to   10.00%                          2           $   75,000.00                            0.02%
         -------------------------------------------------------------------------------------------------------
         10.01% to   15.00%                           1               34,400.00                            0.01
         -------------------------------------------------------------------------------------------------------
         15.01% to   20.00%                           8              284,100.00                            0.08
         -------------------------------------------------------------------------------------------------------
         20.01% to   25.00%                          20              832,387.97                            0.24
         -------------------------------------------------------------------------------------------------------
         25.01% to   30.00%                          19              834,633.37                            0.24
         -------------------------------------------------------------------------------------------------------
         30.01% to   35.00%                          36            1,800,535.97                            0.52
         -------------------------------------------------------------------------------------------------------
         35.01% to   40.00%                          46            2,906,862.09                            0.84
         -------------------------------------------------------------------------------------------------------
         40.01% to   45.00%                          44            2,545,202.67                            0.74
         -------------------------------------------------------------------------------------------------------
         45.01% to   50.00%                         107            6,158,185.90                            1.79
         -------------------------------------------------------------------------------------------------------
         50.01% to   55.00%                         111            7,036,270.02                            2.04
         -------------------------------------------------------------------------------------------------------
         55.01% to   60.00%                         136           10,947,393.52                            3.18
         -------------------------------------------------------------------------------------------------------
         60.01% to   65.00%                         237           17,786,609.89                            5.17
         -------------------------------------------------------------------------------------------------------
         65.01% to   70.00%                         358           29,628,633.87                            8.61
         -------------------------------------------------------------------------------------------------------
         70.01% to   75.00%                         487           43,178,257.44                           12.55
         -------------------------------------------------------------------------------------------------------
         75.01% to   80.00%                       1,039           96,037,475.12                           27.90
         -------------------------------------------------------------------------------------------------------
         80.01% to   85.00%                         528           47,968,398.96                           13.94
         -------------------------------------------------------------------------------------------------------
         85.01% to   90.00%                         688           69,757,151.70                           20.27
         -------------------------------------------------------------------------------------------------------
         90.01% to   95.00%                          55            5,888,777.82                            1.71
         -------------------------------------------------------------------------------------------------------
         95.01% to 100.00%                           17              479,932.92                            0.14
         -------------------------------------------------------------------------------------------------------
                     TOTAL                        3,939         $344,180,209.23                          100.00%
         =======================================================================================================

Banc of America Securities LLC



-------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Saxon Asset Securities Trust
Mortgage Pass-Through Certificates, Series 2000-2
$740,000,000 (approximate)

Group I Mortgage Loans
Combined Original Loan-to-Value Ratio

         -------------------------------------------------------------------------------------------------------
                                                                Aggregate                   Percent Of
                                                           Statistical Cut-Off           Group I Loans By
                                          Number Of                Date              Statistical Cut-Off Date
                   Range of             Mortgage Loans      Principal Balance           Principal Balance
              Loan To Value Ratios
         -------------------------------------------------------------------------------------------------------
           5.01% to   10.00%                          2           $   75,000.00                            0.02%
         -------------------------------------------------------------------------------------------------------
         10.01% to   15.00%                           1               34,400.00                            0.01
         -------------------------------------------------------------------------------------------------------
         15.01% to   20.00%                           8              284,100.00                            0.08
         -------------------------------------------------------------------------------------------------------
         20.01% to   25.00%                          20              832,387.97                            0.24
         -------------------------------------------------------------------------------------------------------
         25.01% to   30.00%                          19              834,633.37                            0.24
         -------------------------------------------------------------------------------------------------------
         30.01% to   35.00%                          36            1,800,535.97                            0.52
         -------------------------------------------------------------------------------------------------------
         35.01% to   40.00%                          45            2,872,943.60                            0.83
         -------------------------------------------------------------------------------------------------------
         40.01% to   45.00%                          45            2,579,121.16                            0.75
         -------------------------------------------------------------------------------------------------------
         45.01% to   50.00%                         107            6,158,185.90                            1.79
         -------------------------------------------------------------------------------------------------------
         50.01% to   55.00%                         111            7,036,270.02                            2.04
         -------------------------------------------------------------------------------------------------------
         55.01% to   60.00%                         135           10,858,921.12                            3.16
         -------------------------------------------------------------------------------------------------------
         60.01% to   65.00%                         238           17,875,082.29                            5.19
         -------------------------------------------------------------------------------------------------------
         65.01% to   70.00%                         356           29,423,615.73                            8.55
         -------------------------------------------------------------------------------------------------------
         70.01% to   75.00%                         488           43,295,075.58                           12.58
         -------------------------------------------------------------------------------------------------------
         75.01% to   80.00%                       1,039           95,972,149.14                           27.88
         -------------------------------------------------------------------------------------------------------
         80.01% to   85.00%                         529           48,121,924.94                           13.98
         -------------------------------------------------------------------------------------------------------
         85.01% to   90.00%                         687           69,660,077.74                           20.24
         -------------------------------------------------------------------------------------------------------
         90.01% to   95.00%                          56            5,985,851.78                            1.74
         -------------------------------------------------------------------------------------------------------
         95.01% to 100.00%                           17              479,932.92                            0.14
         -------------------------------------------------------------------------------------------------------
                     TOTAL                        3,939         $344,180,209.23                          100.00%
         =======================================================================================================

Banc of America Securities LLC


--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Saxon Asset Securities Trust
Mortgage Pass-Through Certificates, Series 2000-2
$740,000,000 (approximate)

Group I Mortgage Loans
Current Principal Balance

         ---------------------------------------------------------------------------------------------------------

                                                                    Aggregate                   Percent Of
                                             Number Of         Statistical Cut-Off           Group I Loans By
                    Range of              Mortgage Loans               Date              Statistical Cut-Off Date
            Current Principal Balances                          Principal Balance           Principal Balance
         --------------------------------------------------------------------------------------------------------
               $.01 to   25,000.00                  178           $ 3,753,329.04                            1.09%

          25,000.01 to   50,000.00                  997            38,798,139.64                           11.27
         --------------------------------------------------------------------------------------------------------
          50,000.01 to   75,000.00                 1,055           65,002,013.06                           18.89
         --------------------------------------------------------------------------------------------------------
          75,000.01 to  100,000.00                   611           53,184,501.85                           15.45
         --------------------------------------------------------------------------------------------------------
         100,000.01 to  125,000.00                   389           43,218,897.58                           12.56
         --------------------------------------------------------------------------------------------------------
         125,000.01 to  150,000.00                   251           34,307,458.07                            9.97
         --------------------------------------------------------------------------------------------------------
         150,000.01 to  175,000.00                   121           19,577,940.26                            5.69
         --------------------------------------------------------------------------------------------------------
         175,000.01 to  200,000.00                    98           18,399,872.06                            5.35
         --------------------------------------------------------------------------------------------------------
         200,000.01 to  225,000.00                    60           12,812,485.76                            3.72
         --------------------------------------------------------------------------------------------------------
         225,000.01 to  250,000.00                    45           10,652,389.61                            3.10
         --------------------------------------------------------------------------------------------------------
         250,000.01 to  275,000.00                    36            9,410,304.19                            2.73
         --------------------------------------------------------------------------------------------------------
         275,000.01 to  300,000.00                    23            6,665,579.20                            1.94
         --------------------------------------------------------------------------------------------------------
         300,000.01 to  325,000.00                    17            5,297,690.99                            1.54
         --------------------------------------------------------------------------------------------------------
         325,000.01 to  350,000.00                    12            4,030,858.04                            1.17
         --------------------------------------------------------------------------------------------------------
         350,000.01 to  375,000.00                    14            5,065,545.44                            1.47
         --------------------------------------------------------------------------------------------------------
         375,000.01 to  400,000.00                     8            3,107,478.38                            0.90
         --------------------------------------------------------------------------------------------------------
         400,000.01 to  425,000.00                     7            2,902,251.85                            0.84
         --------------------------------------------------------------------------------------------------------
         425,000.01 to  450,000.00                     6            2,642,823.36                            0.77
         --------------------------------------------------------------------------------------------------------
         450,000.01 to  475,000.00                     3            1,379,900.00                            0.40
         --------------------------------------------------------------------------------------------------------
         475,000.01 to  500,000.00                     7            3,455,997.57                            1.00
         --------------------------------------------------------------------------------------------------------
         500,000.01 to  525,000.00                     1              514,753.28                            0.15
         --------------------------------------------------------------------------------------------------------
                      TOTAL                        3,939         $344,180,209.23                          100.00%
         ========================================================================================================



Banc of America Securities LLC



-------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Saxon Asset Securities Trust
Mortgage Pass-Through Certificates, Series 2000-2
$740,000,000 (approximate)


          Group I Mortgage Loans
          Credit Grade

         ----------------------------------------------------------------------------------------------------------
                                                                       Aggregate                  Percent Of
                                                                  Statistical Cut-Off          Group I Loans By
                 Credit Grade of             Number Of                   Date              Statistical Cut-Off Date
                 Mortgage Loans            Mortgage Loans          Principal Balance          Principal Balance
         ----------------------------------------------------------------------------------------------------------
         A                                              698         $62,762,637.53                           18.24%
         ----------------------------------------------------------------------------------------------------------
         A+                                             424          45,260,185.78                           13.15
         ----------------------------------------------------------------------------------------------------------
         A-                                           1,340         124,955,822.54                           36.31
         ----------------------------------------------------------------------------------------------------------
         B                                              827          66,586,827.47                           19.35
         ----------------------------------------------------------------------------------------------------------
         C                                              543          37,776,277.09                           10.98
         ----------------------------------------------------------------------------------------------------------
         D                                              107           6,838,458.82                            1.99
         ----------------------------------------------------------------------------------------------------------
                      TOTAL                           3,939        $344,180,209.23                          100.00%
         ==========================================================================================================


Group I Mortgage Loans
Property Type

         ----------------------------------------------------------------------------------------------------------
                                                                    Aggregate                  Percent Of
                                                               Statistical Cut-Off          Group I Loans By
                Property Type of             Number Of                Date              Statistical Cut-Off Date
                 Mortgage Loans            Mortgage Loans       Principal Balance          Principal Balance
         ----------------------------------------------------------------------------------------------------------
         Single Family Detached                       3,217       $ 282,525,229.58                           82.09%
         ----------------------------------------------------------------------------------------------------------
         2-4 Family                                     220          19,977,217.50                            5.80
         ----------------------------------------------------------------------------------------------------------
         PUD                                             99          12,137,630.44                            3.53
         ----------------------------------------------------------------------------------------------------------
         Low Rise Condo                                 116           9,195,251.15                            2.67
         ----------------------------------------------------------------------------------------------------------
         Single Family Attached                         113           7,596,057.48                            2.21
         ----------------------------------------------------------------------------------------------------------
         Manufactured Housing                           122           7,422,844.62                            2.16
         ----------------------------------------------------------------------------------------------------------
         High Rise Condo                                 20           2,366,269.06                            0.69
         ----------------------------------------------------------------------------------------------------------
         Townhouse                                       27           2,176,944.13                            0.63
         ----------------------------------------------------------------------------------------------------------
         Deminimus PUD                                    5             782,765.27                            0.23
         ----------------------------------------------------------------------------------------------------------
                      TOTAL                           3,939        $344,180,209.23                         100.00%
         ==========================================================================================================


         Group I Mortgage Loans
         Occupancy

         ----------------------------------------------------------------------------------------------------------

                                                                      Aggregate                  Percent Of
                                                                 Statistical Cut-Off          Group I Loans By
                Occupancy Type of            Number Of                  Date              Statistical Cut-Off Date
                Mortgage Premises          Mortgage Loans         Principal Balance          Principal Balance
         ----------------------------------------------------------------------------------------------------------
         Primary                                      3,581        $320,363,196.35                           93.08
         ----------------------------------------------------------------------------------------------------------
         Investor                                       332          20,887,654.96                           6.07%
         ----------------------------------------------------------------------------------------------------------
         Second                                          26           2,929,357.92                            0.85
         ----------------------------------------------------------------------------------------------------------
                      TOTAL                           3,939        $344,180,209.23                         100.00%
         ==========================================================================================================

Banc of America Securities LLC



-------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

         Saxon Asset Securities Trust
         Mortgage Pass-Through Certificates, Series 2000-2
         $740,000,000 (approximate)


          Group I Mortgage Loans
          Prepayment Penalty Term

         ----------------------------------------------------------------------------------------------------------
                                                                      Aggregate                  Percent Of
                                                                 Statistical Cut-Off          Group I Loans By
           Prepayment Penalty Term of        Number Of                  Date              Statistical Cut-Off Date
                 Mortgage Loans            Mortgage Loans         Principal Balance          Principal Balance
         ----------------------------------------------------------------------------------------------------------
         No Penalty                                     837         $68,302,437.89                          19.84%
         ----------------------------------------------------------------------------------------------------------
         Penalty According to State                     389          27,878,352.24                            8.10
         ----------------------------------------------------------------------------------------------------------
          1.0 Year                                       35           3,552,164.15                            1.03
         ----------------------------------------------------------------------------------------------------------
          2.0 Years                                      44           4,213,053.81                            1.22
         ----------------------------------------------------------------------------------------------------------
          3.0 Years                                     463          44,724,212.72                           12.99
         ----------------------------------------------------------------------------------------------------------
          3.5 Years                                       1             112,000.00                            0.03
         ----------------------------------------------------------------------------------------------------------
          4.0 Years                                       4             312,100.00                            0.09
         ----------------------------------------------------------------------------------------------------------
          5.0 Years                                    2166         195,085,888.42                           56.68
         ----------------------------------------------------------------------------------------------------------
                      TOTAL                           3,939        $344,180,209.23                         100.00%
         ==========================================================================================================


Group I Mortgage Loans
Origination Program

         ----------------------------------------------------------------------------------------------------------

                                                                      Aggregate                  Percent Of
                                                                 Statistical Cut-Off          Group I Loans By
                                             Number Of                  Date              Statistical Cut-Off Date
               Origination Program         Mortgage Loans         Principal Balance          Principal Balance
         ----------------------------------------------------------------------------------------------------------
         Full Documentation                           3,222        $266,178,434.18                           77.34%
         ----------------------------------------------------------------------------------------------------------
         Limited Documentation                          169          23,815,090.40                            6.92
         ----------------------------------------------------------------------------------------------------------
         No Ratio                                        35           2,380,870.00                            0.69
         ----------------------------------------------------------------------------------------------------------
         Stated Documentation                           513          51,805,814.65                           15.05
         ----------------------------------------------------------------------------------------------------------
                      TOTAL                           3,939        $344,180,209.23                          100.00%
         ==========================================================================================================


         Group I Mortgage Loans
         Mortgage Loan Purpose

         ----------------------------------------------------------------------------------------------------------
                                                                       Aggregate                  Percent Of
                                                                  Statistical Cut-Off          Group I Loans By
                                             Number Of                   Date              Statistical Cut-Off Date
                  Loan Purpose             Mortgage Loans          Principal Balance          Principal Balance
         ----------------------------------------------------------------------------------------------------------
         Refinance (cash out)                         2,751        $226,116,071.62                          65.70%
         ----------------------------------------------------------------------------------------------------------
         Purchase                                       791          76,387,813.51                           22.19
         ----------------------------------------------------------------------------------------------------------
         Refinance (no cash out)                        397          41,676,324.10                           12.11
         ----------------------------------------------------------------------------------------------------------
                      TOTAL                           3,939        $344,180,209.23                         100.00%
         ==========================================================================================================


Banc of America Securities LLC



-------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Saxon Asset Securities Trust
Mortgage Pass-Through Certificates, Series 2000-2
$740,000,000 (approximate)

          Group I Mortgage Loans
          Product Type

         ----------------------------------------------------------------------------------------------------------
                                                                       Aggregate                  Percent Of
                                                                  Statistical Cut-Off          Group I Loans By
                 Product Type of             Number Of                   Date              Statistical Cut-Off Date
                 Mortgage Loans            Mortgage Loans          Principal Balance          Principal Balance
         ----------------------------------------------------------------------------------------------------------
         5 Y Fixed                                        8          $  231,030.29                            0.07%
         ----------------------------------------------------------------------------------------------------------
         10 Y Fixed                                      46           1,689,193.86                            0.49
         ----------------------------------------------------------------------------------------------------------
         12 Y Fixed                                      16             723,988.17                            0.21
         ----------------------------------------------------------------------------------------------------------
         15 Y Fixed                                     487          28,514,645.71                            8.28
         ----------------------------------------------------------------------------------------------------------
         20 Y Fixed                                     107           6,073,750.90                            1.76
         ----------------------------------------------------------------------------------------------------------
         25 Y Fixed                                       7            343,342.00                             0.10
         ----------------------------------------------------------------------------------------------------------
         30 Y Fixed                                   1,128         102,261,799.08                           29.71
         ----------------------------------------------------------------------------------------------------------
         15/30 Balloon                                2,140         204,342,459.22                           59.37
         ----------------------------------------------------------------------------------------------------------
                      TOTAL                           3,939        $344,180,209.23                          100.00%
         ==========================================================================================================



         Group I Mortgage Loans
         Geographical Distribution
         -----------------------------------------------------------------------------------------------------
                                                            Aggregate                   Percent Of
                                                       Statistical Cut-Off           Group I Loans By
                                        Number Of              Date              Statistical Cut-Off Date
                   State             Mortgage Loans     Principal Balance           Principal Balance
         -----------------------------------------------------------------------------------------------------
         California                               339         $ 45,676,304.37                           13.27%
         -----------------------------------------------------------------------------------------------------
         Florida                                  281           21,779,231.46                            6.33
         -----------------------------------------------------------------------------------------------------
         Pennsylvania                             255          18,608,257.63                             5.41
         -----------------------------------------------------------------------------------------------------
         Georgia                                  239           18,280,942.48                            5.31
         -----------------------------------------------------------------------------------------------------
         Michigan                                 261           18,215,197.01                            5.29
         -----------------------------------------------------------------------------------------------------
         Texas                                    203           17,337,922.37                            5.04
         -----------------------------------------------------------------------------------------------------
         Illinois                                 184           16,327,211.39                            4.74
         -----------------------------------------------------------------------------------------------------
         Ohio                                     219           15,610,509.71                            4.54
         -----------------------------------------------------------------------------------------------------
         New Jersey                               117           13,809,333.77                            4.01
         -----------------------------------------------------------------------------------------------------
         Virginia                                 145           13,201,825.98                            3.84
         -----------------------------------------------------------------------------------------------------
         New York                                  97           10,576,499.15                            3.07
         -----------------------------------------------------------------------------------------------------
         Arizona                                  103           10,352,841.18                            3.01
         -----------------------------------------------------------------------------------------------------
         Tennessee                                138            9,316,332.34                            2.71
         -----------------------------------------------------------------------------------------------------
         Indiana                                  143            9,263,745.27                            2.69
         -----------------------------------------------------------------------------------------------------
         Colorado                                  80            8,194,573.28                            2.38
         -----------------------------------------------------------------------------------------------------
         Missouri                                 103            7,657,269.42                            2.22
         -----------------------------------------------------------------------------------------------------
         Louisiana                                100            7,203,269.95                            2.09
         -----------------------------------------------------------------------------------------------------
         Maryland                                  69            6,802,946.68                            1.98
         -----------------------------------------------------------------------------------------------------
         Connecticut                               54            6,268,556.97                            1.82
         -----------------------------------------------------------------------------------------------------
         Washington                                62            6,013,908.73                            1.75
         -----------------------------------------------------------------------------------------------------
         Hawaii                                    31            5,717,517.09                            1.66
         -----------------------------------------------------------------------------------------------------
         Kentucky                                  74            5,452,900.06                            1.58
         -----------------------------------------------------------------------------------------------------
         Minnesota                                 56            5,305,163.82                            1.54
         -----------------------------------------------------------------------------------------------------
         Oklahoma                                  82            5,095,009.35                            1.48
         -----------------------------------------------------------------------------------------------------
         North Carolina                            60            4,853,371.61                            1.41
         -----------------------------------------------------------------------------------------------------
         Oregon                                    33            4,028,575.27                            1.17
         -----------------------------------------------------------------------------------------------------
         Wisconsin                                 48            3,521,780.21                            1.02
         -----------------------------------------------------------------------------------------------------
         Kansas                                    38            3,186,190.89                            0.93
         -----------------------------------------------------------------------------------------------------
         Massachusetts                             30            3,039,443.16                            0.88

Banc of America Securities LLC



--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Saxon Asset Securities Trust
Mortgage Pass-Through Certificates, Series 2000-2
$740,000,000 (approximate)

         -----------------------------------------------------------------------------------------------------
         Utah                                      23            2,939,765.57                            0.85
         -----------------------------------------------------------------------------------------------------
         Iowa                                      44            2,674,312.02                            0.78
         -----------------------------------------------------------------------------------------------------
         Arkansas                                  30            2,279,342.49                            0.66
         -----------------------------------------------------------------------------------------------------
         Mississippi                               34            2,087,551.43                            0.61
         -----------------------------------------------------------------------------------------------------
         Delaware                                  22            1,956,103.45                            0.57
         -----------------------------------------------------------------------------------------------------
         New Mexico                                25            1,749,081.49                            0.51
         -----------------------------------------------------------------------------------------------------
         Idaho                                     19            1,532,842.20                            0.45
         -----------------------------------------------------------------------------------------------------
         South Carolina                            23            1,347,005.95                            0.39
         -----------------------------------------------------------------------------------------------------
         Montana                                    6            1,153,250.00                            0.34
         -----------------------------------------------------------------------------------------------------
         West Virginia                             18            1,119,072.02                            0.33
         -----------------------------------------------------------------------------------------------------
         Nevada                                     8            1,103,338.24                            0.32
         -----------------------------------------------------------------------------------------------------
         Alaska                                     8              931,190.00                            0.27
         -----------------------------------------------------------------------------------------------------
         New Hampshire                             10              894,246.87                            0.26
         -----------------------------------------------------------------------------------------------------
         Rhode Island                               6              478,783.72                            0.14
         -----------------------------------------------------------------------------------------------------
         Nebraska                                   8              435,460.00                            0.13
         -----------------------------------------------------------------------------------------------------
         Maine                                      4              359,758.84                            0.10
         -----------------------------------------------------------------------------------------------------
         Vermont                                    3              196,499.34                            0.06
         -----------------------------------------------------------------------------------------------------
         Wyoming                                    3              174,725.00                            0.05
         -----------------------------------------------------------------------------------------------------
         District of Columbia                       1               71,250.00                            0.02
         -----------------------------------------------------------------------------------------------------
                   TOTAL                        3,939         $344,180,209.23                         100.00%
         =====================================================================================================


                     DESCRIPTION OF THE EXPECTED COLLATERAL
                             GROUP II MORTGAGE LOANS

Summary                                                                   Total               Minimum               Maximum
-----------------------------------------------------------------------------------------------------------------------------
Statistical Cut-Off Date Aggregate Principal Balance              $175,623,149.51
Number of Loans                                                             1,477
Average Original Loan Balance                                          118,952.73             18,200.00           747,500.00
Average Current Loan Balance                                           118,905.31             18,190.07           747,500.00
*Weighted Average Original LTV                                             77.57%                20.00%               95.00%
*Weighted Average Current LTV                                              77.54%                20.00%               95.00%
*Weighted Average Gross Coupon                                             10.42%                 7.24%               13.99%
*Weighted Average Remaining Term to Maturity (months)                         359                   348                  360
**Weighted Average Credit Score                                               572                   432                  802
-----------------------------------------------------------------------------------------------------------------------------

* Weighted Average reflected in Total.
**96.86% of the mortgage loans have Credit Scores.

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                 Percent of Cut-Off Date
                                                           Range                                     Principal Balance
                                                           -----                                     -----------------
         Product Type                                      Adjustable                                    100.00%

         Fully Amortizing Mortgage Loans                                                                 100.00%
         Balloon Mortgage Loans                                                                            0.00%

         Lien                                              First                                         100.00%
                                                           Second                                          0.00%

         Property Type                                     Single Family Detached                         80.04%
                                                           2-4 Family                                      5.98%
                                                           PUD                                             7.39%
                                                           Low Rise Condo                                  3.44%
                                                           Single Family Attached                          1.44%
                                                           Manufactured Housing                            0.92%
                                                           Others                                          0.79%

         Occupancy Status                                  Owner Occupied                                 96.28%
                                                           Non-Owner Occupied                              3.72%

         Geographic Distribution                           California                                     33.04%
                                                           Illinois                                        6.89%
                                                           Washington                                      5.05%
                                                           Texas                                           4.27%
                                                           Michigan                                        3.96%

         Number of States (including DC)                                                                      49

         Largest Zip Code Concentration                    90043                                           0.64%
         Loans with Mortgage Insurance                                                                    14.75%
         Loans with Prepayment Penalties                                                                  81.28%
-----------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC



--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Saxon Asset Securities Trust
Mortgage Pass-Through Certificates, Series 2000-2
$740,000,000 (approximate)

         Group II Mortgage Loans
         Range of Mortgage Interest Rates

         -----------------------------------------------------------------------------------------------------
                                                               Aggregate                   Percent Of
                                        Number Of         Statistical Cut-Off          Group II Loans By
               Range of Gross        Mortgage Loans               Date              Statistical Cut-Off Date
               Interest Rates                              Principal Balance           Principal Balance
         -----------------------------------------------------------------------------------------------------
           7.001% to   7.250%                       1           $   52,874.96                            0.03%
         -----------------------------------------------------------------------------------------------------
           7.251% to   7.500%                       2              191,350.00                            0.11
         -----------------------------------------------------------------------------------------------------
           7.501% to   7.750%                       1               73,000.00                            0.04
         -----------------------------------------------------------------------------------------------------
           7.751% to   8.000%                       6              678,535.75                            0.39
         -----------------------------------------------------------------------------------------------------
           8.001% to   8.250%                       6              667,224.47                            0.38
         -----------------------------------------------------------------------------------------------------
           8.251% to   8.500%                      14            2,732,930.55                            1.56
         -----------------------------------------------------------------------------------------------------
           8.501% to   8.750%                      26            3,586,246.48                            2.04
         -----------------------------------------------------------------------------------------------------
           8.751% to   9.000%                      57            8,281,405.67                            4.72
         -----------------------------------------------------------------------------------------------------
           9.001% to   9.250%                      54            6,295,003.31                            3.58
         -----------------------------------------------------------------------------------------------------
           9.251% to   9.500%                      78           12,029,179.01                            6.85
         -----------------------------------------------------------------------------------------------------
           9.501% to   9.750%                     121           15,034,801.10                            8.56
         -----------------------------------------------------------------------------------------------------
           9.751% to 10.000%                      158           22,985,712.01                           13.09
         -----------------------------------------------------------------------------------------------------
         10.001% to 10.250%                        93           12,116,475.96                            6.90
         -----------------------------------------------------------------------------------------------------
         10.251% to 10.500%                       144           19,476,522.28                           11.09
         -----------------------------------------------------------------------------------------------------
         10.501% to 10.750%                       120           12,823,192.46                            7.30
         -----------------------------------------------------------------------------------------------------
         10.751% to 11.000%                       145           16,225,885.45                            9.24
         -----------------------------------------------------------------------------------------------------
         11.001% to 11.250%                        73            8,557,419.52                            4.87
         -----------------------------------------------------------------------------------------------------
         11.251% to 11.500%                        92            9,511,095.73                            5.42
         -----------------------------------------------------------------------------------------------------
         11.501% to 11.750%                        73            6,455,383.11                            3.68
         -----------------------------------------------------------------------------------------------------
         11.751% to 12.000%                        85            7,568,271.50                            4.31
         -----------------------------------------------------------------------------------------------------
         12.001% to 12.250%                        23            2,013,565.72                            1.15
         -----------------------------------------------------------------------------------------------------
         12.251% to 12.500%                        34            2,604,229.62                            1.48
         -----------------------------------------------------------------------------------------------------
         12.501% to 12.750%                        21            1,490,240.93                            0.85
         -----------------------------------------------------------------------------------------------------
         12.751% to 13.000%                        23            1,907,238.14                            1.09
         -----------------------------------------------------------------------------------------------------
         13.001% to 13.250%                        11              934,515.78                            0.53
         -----------------------------------------------------------------------------------------------------
         13.251% to 13.500%                         9              753,250.00                            0.43
         -----------------------------------------------------------------------------------------------------
         13.501% to 13.750%                         2              103,450.00                            0.06
         -----------------------------------------------------------------------------------------------------
         13.751% to 14.000%                         5              474,150.00                            0.27
         -----------------------------------------------------------------------------------------------------
                   TOTAL                        1,477         $175,623,149.51                         100.00%
         =====================================================================================================

Banc of America Securities LLC



-------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Saxon Asset Securities Trust
Mortgage Pass-Through Certificates, Series 2000-2
$740,000,000 (approximate)

         Group II Mortgage Loans
         Range of Remaining Terms to Stated Maturity

         -----------------------------------------------------------------------------------------------------
                                                                 Aggregate                   Percent Of
                                                            Statistical Cut-Off          Group II Loans By
                                        Number Of                   Date              Statistical Cut-Off Date
          Range of Remaining Terms   Mortgage Loans          Principal Balance           Principal Balance
         -----------------------------------------------------------------------------------------------------
         337  to 348                                1           $  167,226.66                            0.10%
         -----------------------------------------------------------------------------------------------------
         349  to 360                            1,476          175,455,922.85                           99.90
         -----------------------------------------------------------------------------------------------------
                   TOTAL                        1,477         $175,623,149.51                         100.00%
         =====================================================================================================






         Group II Mortgage Loans
         Original Loan-to-Value Ratio

         -------------------------------------------------------------------------------------------------------

                                                                   Aggregate                   Percent Of
                                          Number Of           Statistical Cut-Off          Group II Loans By
                   Range of             Mortgage Loans                Date              Statistical Cut-Off Date
              Loan-to-Value Ratios                             Principal Balance           Principal Balance
         -------------------------------------------------------------------------------------------------------
         15.01% to   20.00%                           1           $   22,000.00                            0.01%
         -------------------------------------------------------------------------------------------------------
         20.01% to   25.00%                           2              148,500.00                            0.08
         -------------------------------------------------------------------------------------------------------
         25.01% to   30.00%                           2              103,000.00                            0.06
         -------------------------------------------------------------------------------------------------------
         30.01% to   35.00%                           6              460,486.99                            0.26
         -------------------------------------------------------------------------------------------------------
         35.01% to   40.00%                           7              427,789.80                            0.24
         -------------------------------------------------------------------------------------------------------
         40.01% to   45.00%                           6              318,887.07                            0.18
         -------------------------------------------------------------------------------------------------------
         45.01% to   50.00%                          22            1,832,210.60                            1.04
         -------------------------------------------------------------------------------------------------------
         50.01% to   55.00%                          26            2,125,166.22                            1.21
         -------------------------------------------------------------------------------------------------------
         55.01% to   60.00%                          61            6,629,019.36                            3.77
         -------------------------------------------------------------------------------------------------------
         60.01% to   65.00%                         109           12,864,880.62                            7.33
         -------------------------------------------------------------------------------------------------------
         65.01% to   70.00%                         125           14,620,920.29                            8.33
         -------------------------------------------------------------------------------------------------------
         70.01% to   75.00%                         208           25,298,669.60                           14.41
         -------------------------------------------------------------------------------------------------------
         75.01% to   80.00%                         440           53,508,772.18                           30.47
         -------------------------------------------------------------------------------------------------------
         80.01% to   85.00%                         218           26,562,732.76                           15.12
         -------------------------------------------------------------------------------------------------------
         85.01% to   90.00%                         238           29,925,277.28                           17.04
         -------------------------------------------------------------------------------------------------------
         90.01% to   95.00%                           6              774,836.74                            0.44
         -------------------------------------------------------------------------------------------------------
                     TOTAL                        1,477         $175,623,149.51                         100.00%
         =======================================================================================================

Banc of America Securities LLC


--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Saxon Asset Securities Trust
Mortgage Pass-Through Certificates, Series 2000-2
$740,000,000 (approximate)

         Group II Mortgage Loans
         Current Loan-to-Value Ratio

         -------------------------------------------------------------------------------------------------------

                                                                  Aggregate                   Percent Of
                                          Number Of          Statistical Cut-Off          Group II Loans By
                   Range of             Mortgage Loans               Date              Statistical Cut-Off Date
              Loan To Value Ratios                            Principal Balance           Principal Balance
         -------------------------------------------------------------------------------------------------------
         15.01% to   20.00%                           1           $   22,000.00                            0.01%
         -------------------------------------------------------------------------------------------------------
         20.01% to   25.00%                           2              148,500.00                            0.08
         -------------------------------------------------------------------------------------------------------
         25.01% to   30.00%                           2              103,000.00                            0.06
         -------------------------------------------------------------------------------------------------------
         30.01% to   35.00%                           6              460,486.99                            0.26
         -------------------------------------------------------------------------------------------------------
         35.01% to   40.00%                           7              427,789.80                            0.24
         -------------------------------------------------------------------------------------------------------
         40.01% to   45.00%                           6              318,887.07                            0.18
         -------------------------------------------------------------------------------------------------------
         45.01% to   50.00%                          22            1,832,210.60                            1.04
         -------------------------------------------------------------------------------------------------------
         50.01% to   55.00%                          26            2,125,166.22                            1.21
         -------------------------------------------------------------------------------------------------------
         55.01% to   60.00%                          61            6,629,019.36                            3.77
         -------------------------------------------------------------------------------------------------------
         60.01% to   65.00%                         109           12,864,880.62                            7.33
         -------------------------------------------------------------------------------------------------------
         65.01% to   70.00%                         125           14,620,920.29                            8.33
         -------------------------------------------------------------------------------------------------------
         70.01% to   75.00%                         208           25,298,669.60                           14.41
         -------------------------------------------------------------------------------------------------------
         75.01% to   80.00%                         442           53,741,035.37                           30.60
         -------------------------------------------------------------------------------------------------------
         80.01% to   85.00%                         219           26,733,502.54                           15.22
         -------------------------------------------------------------------------------------------------------
         85.01% to   90.00%                         235           29,522,244.31                           16.81
         -------------------------------------------------------------------------------------------------------
         90.01% to   95.00%                           6              774,836.74                            0.44
         -------------------------------------------------------------------------------------------------------
                     TOTAL                        1,477         $175,623,149.51                         100.00%
         =======================================================================================================

Banc of America Securities LLC


--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Saxon Asset Securities Trust
Mortgage Pass-Through Certificates, Series 2000-2
$740,000,000 (approximate)




          Group II Mortgage Loans
          Credit Grade

         ----------------------------------------------------------------------------------------------------------
                 Credit Grade of             Number Of            Aggregate                  Percent Of
                 Mortgage Loans            Mortgage Loans    Statistical Cut-Off         Group II Loans By
                                                                    Date              Statistical Cut-Off Date
                                                              Principal Balance          Principal Balance
         ----------------------------------------------------------------------------------------------------------
         A                                               18         $ 2,946,684.41                           1.68%
         ----------------------------------------------------------------------------------------------------------
         A+                                              14           2,603,694.51                            1.48
         ----------------------------------------------------------------------------------------------------------
         A-                                             617          80,304,049.53                           45.73
         ----------------------------------------------------------------------------------------------------------
         B                                              406          48,151,755.18                           27.42
         ----------------------------------------------------------------------------------------------------------
         C                                              320          31,368,446.12                           17.86
         ----------------------------------------------------------------------------------------------------------
         D                                              102          10,248,519.76                            5.84
         ----------------------------------------------------------------------------------------------------------
                      TOTAL                           1,477        $175,623,149.51                         100.00%
         ==========================================================================================================





         Group II Mortgage Loans
         Current Principal Balance

         ----------------------------------------------------------------------------------------------------------
                                             Number Of           Aggregate                   Percent Of
                    Range of              Mortgage Loans    Statistical Cut-Off          Group II Loans By
            Current Principal Balances                              Date              Statistical Cut-Off Date
                                                             Principal Balance           Principal Balance
         ----------------------------------------------------------------------------------------------------------
         ----------------------------------------------------------------------------------------------------------
               $.01 to                                   9           $  200,478.90                           0.11%
           25,000.00
         ----------------------------------------------------------------------------------------------------------
          25,000.01 to     50,000.00                   185            7,294,792.14                            4.15
         ----------------------------------------------------------------------------------------------------------
          50,000.01 to     75,000.00                   316           19,735,635.07                           11.24
         ----------------------------------------------------------------------------------------------------------
          75,000.01 to    100,000.00                   273           23,866,677.44                           13.59
         ----------------------------------------------------------------------------------------------------------
         100,000.01 to    125,000.00                   201           22,481,739.97                           12.80
         ----------------------------------------------------------------------------------------------------------
         125,000.01 to    150,000.00                   165           22,688,390.28                           12.92
         ----------------------------------------------------------------------------------------------------------
         150,000.01 to    175,000.00                   102           16,595,952.58                            9.45
         ----------------------------------------------------------------------------------------------------------
         175,000.01 to    200,000.00                    56           10,529,711.56                            6.00
         ----------------------------------------------------------------------------------------------------------
         200,000.01 to    225,000.00                    42            8,964,473.70                            5.10
         ----------------------------------------------------------------------------------------------------------
         225,000.01 to    250,000.00                    28            6,649,884.22                            3.79
         ----------------------------------------------------------------------------------------------------------
         250,000.01 to    275,000.00                    25            6,566,179.88                            3.74
         ----------------------------------------------------------------------------------------------------------
         275,000.01 to    300,000.00                    20            5,735,757.33                            3.27
         ----------------------------------------------------------------------------------------------------------
         300,000.01 to    325,000.00                     7            2,172,727.61                            1.24
         ----------------------------------------------------------------------------------------------------------
         325,000.01 to    350,000.00                     6            2,002,528.65                            1.14
         ----------------------------------------------------------------------------------------------------------
         350,000.01 to    375,000.00                     5            1,816,550.00                            1.03
         ----------------------------------------------------------------------------------------------------------
         375,000.01 to    400,000.00                     6            2,352,807.38                            1.34
         ----------------------------------------------------------------------------------------------------------
         400,000.01 to    425,000.00                     4            1,660,918.99                            0.95
         ----------------------------------------------------------------------------------------------------------
         425,000.01 to    450,000.00                     4            1,748,797.20                            1.00
         ----------------------------------------------------------------------------------------------------------
         450,000.01 to    475,000.00                     5            2,299,053.80                            1.31
         ----------------------------------------------------------------------------------------------------------
         475,000.01 to    500,000.00                     3            1,478,785.53                            0.84
         ----------------------------------------------------------------------------------------------------------
         500,000.01 to    525,000.00                     1              512,000.00                            0.29
         ----------------------------------------------------------------------------------------------------------
         525,000.01 to    550,000.00                     4            2,149,368.58                            1.22
         ----------------------------------------------------------------------------------------------------------
         550,000.01 to    575,000.00                     3            1,673,857.00                            0.95
         ----------------------------------------------------------------------------------------------------------
         575,000.01 to    600,000.00                     3            1,750,283.16                            1.00
         ----------------------------------------------------------------------------------------------------------
         625,000.01 to    650,000.00                     2            1,268,600.00                            0.72
         ----------------------------------------------------------------------------------------------------------
         675,000.01 to    700,000.00                     1              679,698.54                            0.39
         ----------------------------------------------------------------------------------------------------------
         725,000.01 to    750,000.00                     1              747,500.00                            0.43
         ----------------------------------------------------------------------------------------------------------
                      TOTAL                          1,477         $175,623,149.51                         100.00%
         ==========================================================================================================


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Saxon Asset Securities Trust
Mortgage Pass-Through Certificates, Series 2000-2
$740,000,000 (approximate)



         Group II Mortgage Loans
          Property Type

         ----------------------------------------------------------------------------------------------------------
                Property Type of             Number Of            Aggregate                  Percent Of
                 Mortgage Loans            Mortgage Loans    Statistical Cut-Off         Group II Loans By
                                                                    Date              Statistical Cut-Off Date
                                                              Principal Balance          Principal Balance
         ----------------------------------------------------------------------------------------------------------
         ----------------------------------------------------------------------------------------------------------
         Single Family Detached                       1,176       $ 140,566,182.84                          80.04%
         ----------------------------------------------------------------------------------------------------------
         PUD                                             86          12,981,960.63                            7.39
         ----------------------------------------------------------------------------------------------------------
         2-4 Family                                      85          10,505,784.50                            5.98
         ----------------------------------------------------------------------------------------------------------
         Low Rise Condo                                  65           6,035,649.24                            3.44
         ----------------------------------------------------------------------------------------------------------
         Single Family Attached                          30           2,522,963.03                            1.44
         ----------------------------------------------------------------------------------------------------------
         Manufactured Housing                            21           1,621,347.91                            0.92
         ----------------------------------------------------------------------------------------------------------
         Townhouse                                       12           1,191,484.79                            0.68
         ----------------------------------------------------------------------------------------------------------
         High Rise Condo                                  2             197,776.57                            0.11
         ----------------------------------------------------------------------------------------------------------
                      TOTAL                           1,477        $175,623,149.51                         100.00%
         ==========================================================================================================




         Group II Mortgage Loans
         Occupancy

         ----------------------------------------------------------------------------------------------------------
                Occupancy Type of            Number Of            Aggregate                  Percent Of
                Mortgage Premises          Mortgage Loans    Statistical Cut-Off         Group II Loans By
                                                                    Date              Statistical Cut-Off Date
                                                              Principal Balance          Principal Balance
         ----------------------------------------------------------------------------------------------------------
         ----------------------------------------------------------------------------------------------------------
         Primary                                      1,386       $ 168,815,137.66                          96.12%
         ----------------------------------------------------------------------------------------------------------
         Investor                                        88           6,539,373.12                            3.72
         ----------------------------------------------------------------------------------------------------------
         Second                                           3             268,638.73                            0.15
         ----------------------------------------------------------------------------------------------------------
                      TOTAL                           1,477        $175,623,149.51                         100.00%
         ==========================================================================================================



          Group II Mortgage Loans
          Prepayment Penalty Term

         ----------------------------------------------------------------------------------------------------------
           Prepayment Penalty Term of        Number Of            Aggregate                  Percent Of
                 Mortgage Loans            Mortgage Loans    Statistical Cut-Off         Group II Loans By
                                                                    Date              Statistical Cut-Off Date
                                                              Principal Balance          Principal Balance
         ----------------------------------------------------------------------------------------------------------
         ----------------------------------------------------------------------------------------------------------
         No Penalty                                     206         $24,316,951.58                          13.85%
         ----------------------------------------------------------------------------------------------------------
         Penalty According to State                      84           8,558,982.91                            4.87
         ----------------------------------------------------------------------------------------------------------
          1.0 Year                                       28           4,023,391.63                            2.29
         ----------------------------------------------------------------------------------------------------------
          2.0 Years                                     328          39,615,039.69                           22.56
         ----------------------------------------------------------------------------------------------------------
          2.5 Years                                       2             245,438.73                            0.14
         ----------------------------------------------------------------------------------------------------------
          3.0 Years                                     505          63,468,980.69                           36.14
         ----------------------------------------------------------------------------------------------------------
          4.0 Years                                       4             612,150.00                            0.35
         ----------------------------------------------------------------------------------------------------------
          5.0 Years                                     320          34,782,214.28                           19.81
         ----------------------------------------------------------------------------------------------------------
                      TOTAL                           1,477        $175,623,149.51                         100.00%
         ==========================================================================================================



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Saxon Asset Securities Trust
Mortgage Pass-Through Certificates, Series 2000-2
$740,000,000 (approximate)



         Group II Mortgage Loans
         Origination Program

         ----------------------------------------------------------------------------------------------------------
                                             Number Of            Aggregate                  Percent Of
               Origination Program         Mortgage Loans    Statistical Cut-Off         Group II Loans By
                                                                    Date              Statistical Cut-Off Date
                                                              Principal Balance          Principal Balance
         ----------------------------------------------------------------------------------------------------------
         ----------------------------------------------------------------------------------------------------------
         Full Documentation                           1,103        $124,936,211.54                          71.14%
         ----------------------------------------------------------------------------------------------------------
         Limited Documentation                           65          11,132,000.07                            6.34
         ----------------------------------------------------------------------------------------------------------
         No Ratio                                         3             219,800.00                            0.13
         ----------------------------------------------------------------------------------------------------------
         Stated Documentation                           306          39,335,137.90                           22.40
         ----------------------------------------------------------------------------------------------------------
                      TOTAL                           1,477        $175,623,149.51                         100.00%
         ==========================================================================================================




         Group II Mortgage Loans
         Mortgage Loan Purpose

         ----------------------------------------------------------------------------------------------------------
                                             Number Of            Aggregate                  Percent Of
                  Loan Purpose             Mortgage Loans    Statistical Cut-Off         Group II Loans By
                                                                    Date              Statistical Cut-Off Date
                                                              Principal Balance          Principal Balance
         ----------------------------------------------------------------------------------------------------------
         ----------------------------------------------------------------------------------------------------------
         Refinance (cash out)                           790         $92,273,729.11                          52.54%
         ----------------------------------------------------------------------------------------------------------
         Purchase                                       508          59,869,274.33                           34.09
         ----------------------------------------------------------------------------------------------------------
         Refinance (no cash out)                        179          23,480,146.07                           13.37
         ----------------------------------------------------------------------------------------------------------
                      TOTAL                           1,477        $175,623,149.51                         100.00%
         ==========================================================================================================




         Group II Mortgage Loans
         Product Type

         ----------------------------------------------------------------------------------------------------------
                                             Number Of            Aggregate                  Percent Of
                  Product Type             Mortgage Loans    Statistical Cut-Off         Group II Loans By
                                                                    Date              Statistical Cut-Off Date
                                                              Principal Balance          Principal Balance
         ----------------------------------------------------------------------------------------------------------
         ----------------------------------------------------------------------------------------------------------
         1/29 CMT                                         2          $  279,650.00                           0.16%
         ----------------------------------------------------------------------------------------------------------
         2/28 LIBOR                                     721          82,928,686.84                           47.22
         ----------------------------------------------------------------------------------------------------------
         3/27 LIBOR                                     746          91,583,257.19                           52.15
         ----------------------------------------------------------------------------------------------------------
         Six Month LIBOR                                  8             831,555.48                            0.47
         ----------------------------------------------------------------------------------------------------------
                      TOTAL                           1,477        $175,623,149.51                         100.00%
         ==========================================================================================================



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Saxon Asset Securities Trust
Mortgage Pass-Through Certificates, Series 2000-2
$740,000,000 (approximate)



         Group II Mortgage Loans
         Geographical Distribution
         -----------------------------------------------------------------------------------------------------
                                        Number Of           Aggregate                   Percent Of
                   State             Mortgage Loans    Statistical Cut-Off          Group II Loans By
                                                               Date              Statistical Cut-Off Date
                                                        Principal Balance           Principal Balance
         -----------------------------------------------------------------------------------------------------
         -----------------------------------------------------------------------------------------------------
         California                               320         $ 58,028,997.95                          33.04%
         -----------------------------------------------------------------------------------------------------
         Illinois                                 119           12,093,298.18                            6.89
         -----------------------------------------------------------------------------------------------------
         Washington                                72            8,865,972.74                            5.05
         -----------------------------------------------------------------------------------------------------
         Texas                                     67            7,491,833.40                            4.27
         -----------------------------------------------------------------------------------------------------
         Michigan                                  87            6,954,933.27                            3.96
         -----------------------------------------------------------------------------------------------------
         Ohio                                      77            6,954,800.83                            3.96
         -----------------------------------------------------------------------------------------------------
         Colorado                                  50            6,232,966.93                            3.55
         -----------------------------------------------------------------------------------------------------
         Florida                                   68            5,898,654.71                            3.36
         -----------------------------------------------------------------------------------------------------
         Minnesota                                 60            5,832,394.52                            3.32
         -----------------------------------------------------------------------------------------------------
         Pennsylvania                              63            5,724,750.76                            3.26
         -----------------------------------------------------------------------------------------------------
         Arizona                                   37            4,808,107.11                            2.74
         -----------------------------------------------------------------------------------------------------
         Oregon                                    31            4,183,678.80                            2.38
         -----------------------------------------------------------------------------------------------------
         Virginia                                  27            3,562,604.73                            2.03
         -----------------------------------------------------------------------------------------------------
         Indiana                                   46            3,392,531.01                            1.93
         -----------------------------------------------------------------------------------------------------
         Georgia                                   32            3,037,998.06                            1.73
         -----------------------------------------------------------------------------------------------------
         Connecticut                               26            2,842,907.21                            1.62
         -----------------------------------------------------------------------------------------------------
         Tennessee                                 24            2,820,097.86                            1.61
         -----------------------------------------------------------------------------------------------------
         Utah                                      22            2,401,194.32                            1.37
         -----------------------------------------------------------------------------------------------------
         New Jersey                                14            2,383,684.26                            1.36
         -----------------------------------------------------------------------------------------------------
         Wisconsin                                 26            2,158,442.41                            1.23
         -----------------------------------------------------------------------------------------------------
         Missouri                                  29            1,978,435.04                            1.13
         -----------------------------------------------------------------------------------------------------
         New York                                  11            1,661,310.08                            0.95
         -----------------------------------------------------------------------------------------------------
         Maryland                                  12            1,642,910.03                            0.94
         -----------------------------------------------------------------------------------------------------
         Idaho                                     11            1,577,701.88                            0.90
         -----------------------------------------------------------------------------------------------------
         Nevada                                    13            1,475,947.21                            0.84
         -----------------------------------------------------------------------------------------------------
         North Carolina                            14            1,421,331.75                            0.81
         -----------------------------------------------------------------------------------------------------
         Louisiana                                  9            1,339,400.00                            0.76
         -----------------------------------------------------------------------------------------------------
         Kentucky                                  16            1,258,842.65                            0.72
         -----------------------------------------------------------------------------------------------------
         Hawaii                                     9            1,247,567.70                            0.71
         -----------------------------------------------------------------------------------------------------
         Iowa                                      14              937,866.00                            0.53
         -----------------------------------------------------------------------------------------------------
         Massachusetts                              6              768,048.90                            0.44
         -----------------------------------------------------------------------------------------------------
         New Mexico                                 7              579,187.22                            0.33
         -----------------------------------------------------------------------------------------------------
         South Carolina                             8              576,004.12                            0.33
         -----------------------------------------------------------------------------------------------------
         Alaska                                     4              536,115.58                            0.31
         -----------------------------------------------------------------------------------------------------
         Mississippi                               10              507,402.20                            0.29
         -----------------------------------------------------------------------------------------------------
         Kansas                                     7              476,483.18                            0.27
         -----------------------------------------------------------------------------------------------------
         Oklahoma                                   7              467,520.01                            0.27
         -----------------------------------------------------------------------------------------------------
         West Virginia                              3              293,977.71                            0.17
         -----------------------------------------------------------------------------------------------------
         Nebraska                                   4              269,579.03                            0.15
         -----------------------------------------------------------------------------------------------------
         Arkansas                                   4              187,412.99                            0.11
         -----------------------------------------------------------------------------------------------------
         District of Columbia                       2              168,200.00                            0.10
         -----------------------------------------------------------------------------------------------------
         Rhode Island                               2              175,957.17                            0.10
         -----------------------------------------------------------------------------------------------------
         Delaware                                   2              100,200.00                            0.06
         -----------------------------------------------------------------------------------------------------
         Wyoming                                    1               94,400.00                            0.05
         -----------------------------------------------------------------------------------------------------
         Maine                                      1               73,800.00                            0.04
         -----------------------------------------------------------------------------------------------------
         South Dakota                               1               60,000.00                            0.03
         -----------------------------------------------------------------------------------------------------
         Montana                                    1               37,700.00                            0.02
         -----------------------------------------------------------------------------------------------------
         New Hampshire                              1               40,000.00                            0.02
         -----------------------------------------------------------------------------------------------------
                   TOTAL                        1,477         $175,623,149.51                         100.00%
         =====================================================================================================




Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Saxon Asset Securities Trust
Mortgage Pass-Through Certificates, Series 2000-2
$740,000,000 (approximate)



         Group II Mortgage Loans
         Range of Gross Margins

         -----------------------------------------------------------------------------------------------------
                                        Number Of           Aggregate                   Percent Of
               Range of Gross        Mortgage Loans    Statistical Cut-Off          Group II Loans By
               Interest Rates                                  Date              Statistical Cut-Off Date
                                                        Principal Balance           Principal Balance
         -----------------------------------------------------------------------------------------------------
         -----------------------------------------------------------------------------------------------------
           3.251% to   3.500%                       1           $   51,850.08                           0.03%
         -----------------------------------------------------------------------------------------------------
           3.751% to   4.000%                       4            1,119,290.18                            0.64
         -----------------------------------------------------------------------------------------------------
           4.001% to   4.250%                       9            1,345,470.12                            0.77
         -----------------------------------------------------------------------------------------------------
           4.251% to   4.500%                      11            1,367,769.96                            0.78
         -----------------------------------------------------------------------------------------------------
           4.501% to   4.750%                       9            1,848,024.23                            1.05
         -----------------------------------------------------------------------------------------------------
           4.751% to   5.000%                      51            6,308,613.28                            3.59
         -----------------------------------------------------------------------------------------------------
           5.001% to   5.250%                      63            8,442,476.67                            4.81
         -----------------------------------------------------------------------------------------------------
           5.251% to   5.500%                      99           11,467,774.29                            6.53
         -----------------------------------------------------------------------------------------------------
           5.501% to   5.750%                      94           13,533,468.67                            7.71
         -----------------------------------------------------------------------------------------------------
           5.751% to   6.000%                     188           21,428,198.62                           12.20
         -----------------------------------------------------------------------------------------------------
           6.001% to   6.250%                     161           20,781,607.11                           11.83
         -----------------------------------------------------------------------------------------------------
           6.251% to   6.500%                     227           27,885,806.99                           15.88
         -----------------------------------------------------------------------------------------------------
           6.501% to   6.750%                     119           13,674,976.29                            7.79
         -----------------------------------------------------------------------------------------------------
           6.751% to   7.000%                     171           19,747,986.45                           11.24
         -----------------------------------------------------------------------------------------------------
           7.001% to   7.250%                     113           11,414,321.65                            6.50
         -----------------------------------------------------------------------------------------------------
           7.251% to   7.500%                      72            7,086,740.76                            4.04
         -----------------------------------------------------------------------------------------------------
           7.501% to   7.750%                      23            2,117,744.95                            1.21
         -----------------------------------------------------------------------------------------------------
           7.751% to   8.000%                      25            3,572,167.32                            2.03
         -----------------------------------------------------------------------------------------------------
           8.001% to   8.250%                      17            1,022,616.97                            0.58
         -----------------------------------------------------------------------------------------------------
           8.251% to   8.500%                       8              769,729.91                            0.44
         -----------------------------------------------------------------------------------------------------
           8.501% to   8.750%                       5              243,010.45                            0.14
         -----------------------------------------------------------------------------------------------------
           8.751% to   9.000%                       2              132,172.83                            0.08
         -----------------------------------------------------------------------------------------------------
           9.001% to   9.250%                       2              122,581.73                            0.07
         -----------------------------------------------------------------------------------------------------
           9.251% to   9.500%                       1               46,500.00                            0.03
         -----------------------------------------------------------------------------------------------------
           9.501% to   9.750%                       1               55,200.00                            0.03
         -----------------------------------------------------------------------------------------------------
           9.751% to 10.000%                        1               37,050.00                            0.02
         -----------------------------------------------------------------------------------------------------
                   TOTAL                        1,477         $175,623,149.51                         100.00%
         =====================================================================================================


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Saxon Asset Securities Trust
Mortgage Pass-Through Certificates, Series 2000-2
$740,000,000 (approximate)



         Group II Mortgage Loans
         Range of Maximum Interest Rates

         -----------------------------------------------------------------------------------------------------
                                        Number Of           Aggregate                   Percent Of
              Range of Maximum       Mortgage Loans    Statistical Cut-Off          Group II Loans By
               Interest Rates                                  Date              Statistical Cut-Off Date
                                                        Principal Balance           Principal Balance
         -----------------------------------------------------------------------------------------------------
         -----------------------------------------------------------------------------------------------------
         13.001% to 13.500%                         3           $  244,224.96                           0.14%
         -----------------------------------------------------------------------------------------------------
         13.501% to 14.000%                         7              751,535.75                            0.43
         -----------------------------------------------------------------------------------------------------
         14.001% to 14.500%                        19            3,319,255.02                            1.89
         -----------------------------------------------------------------------------------------------------
         14.501% to 15.000%                        61            8,962,309.77                            5.10
         -----------------------------------------------------------------------------------------------------
         15.001% to 15.500%                        85           11,344,830.88                            6.46
         -----------------------------------------------------------------------------------------------------
         15.501% to 16.000%                       170           22,182,757.79                           12.63
         -----------------------------------------------------------------------------------------------------
         16.001% to 16.500%                       159           20,627,286.82                           11.75
         -----------------------------------------------------------------------------------------------------
         16.501% to 17.000%                       239           28,958,896.26                           16.49
         -----------------------------------------------------------------------------------------------------
         17.001% to 17.500%                       197           24,875,915.89                           14.16
         -----------------------------------------------------------------------------------------------------
         17.501% to 18.000%                       225           24,531,083.11                           13.97
         -----------------------------------------------------------------------------------------------------
         18.001% to 18.500%                       113           12,708,346.60                            7.24
         -----------------------------------------------------------------------------------------------------
         18.501% to 19.000%                       109            9,813,191.91                            5.59
         -----------------------------------------------------------------------------------------------------
         19.001% to 19.500%                        43            3,447,240.43                            1.96
         -----------------------------------------------------------------------------------------------------
         19.501% to 20.000%                        26            1,986,338.01                            1.13
         -----------------------------------------------------------------------------------------------------
         20.001% to 20.500%                        15            1,368,536.31                            0.78
         -----------------------------------------------------------------------------------------------------
         20.501% to 21.000%                         6              501,400.00                            0.29
         -----------------------------------------------------------------------------------------------------
                   TOTAL                        1,477         $175,623,149.51                         100.00%
         =====================================================================================================




         Group II Mortgage Loans
         Index

         -----------------------------------------------------------------------------------------------------
              Adjustable Rate           Number Of           Aggregate                   Percent Of
                   Index             Mortgage Loans    Statistical Cut-Off          Group II Loans By
                                                               Date              Statistical Cut-Off Date
                                                        Principal Balance           Principal Balance
         -----------------------------------------------------------------------------------------------------
         -----------------------------------------------------------------------------------------------------
         6 Month LIBOR                          1,475                                                  99.84%
                                                              $175,343,499.51
         -----------------------------------------------------------------------------------------------------
         1 Year CMT                                 2                                                    0.16
                                                                   279,650.00
         -----------------------------------------------------------------------------------------------------
                   TOTAL                        1,477         $175,623,149.51                         100.00%
         =====================================================================================================


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Saxon Asset Securities Trust
Mortgage Pass-Through Certificates, Series 2000-2
$740,000,000 (approximate)



         Group II Mortgage Loans
         Range of Minimum Interest Rates

         -----------------------------------------------------------------------------------------------------
                                        Number Of           Aggregate                   Percent Of
              Range of Minimum       Mortgage Loans    Statistical Cut-Off          Group II Loans By
               Interest Rates                                  Date              Statistical Cut-Off Date
                                                        Principal Balance           Principal Balance
         -----------------------------------------------------------------------------------------------------
         -----------------------------------------------------------------------------------------------------
           4.751% to   5.000%                       2           $  773,557.15                           0.44%
         -----------------------------------------------------------------------------------------------------
           5.001% to   5.250%                       5            1,203,790.57                            0.69
         -----------------------------------------------------------------------------------------------------
           5.251% to   5.500%                       1               90,256.73                            0.05
         -----------------------------------------------------------------------------------------------------
           5.501% to   5.750%                       9            2,134,579.91                            1.22
         -----------------------------------------------------------------------------------------------------
           5.751% to   6.000%                       3              415,414.23                            0.24
         -----------------------------------------------------------------------------------------------------
           6.001% to   6.250%                       3              681,527.67                            0.39
         -----------------------------------------------------------------------------------------------------
           7.001% to   7.250%                       2              198,224.96                            0.11
         -----------------------------------------------------------------------------------------------------
           7.251% to   7.500%                       2              191,350.00                            0.11
         -----------------------------------------------------------------------------------------------------
           7.501% to   7.750%                       5              693,478.08                            0.39
         -----------------------------------------------------------------------------------------------------
           7.751% to   8.000%                       6              574,242.61                            0.33
         -----------------------------------------------------------------------------------------------------
           8.001% to   8.250%                      10            2,015,824.46                            1.15
         -----------------------------------------------------------------------------------------------------
           8.251% to   8.500%                      16            2,503,928.21                            1.43
         -----------------------------------------------------------------------------------------------------
           8.501% to   8.750%                      25            3,286,423.60                            1.87
         -----------------------------------------------------------------------------------------------------
           8.751% to   9.000%                      51            6,404,176.56                            3.65
         -----------------------------------------------------------------------------------------------------
           9.001% to   9.250%                      51            5,837,640.16                            3.32
         -----------------------------------------------------------------------------------------------------
           9.251% to   9.500%                      72           10,611,838.49                            6.04
         -----------------------------------------------------------------------------------------------------
           9.501% to   9.750%                     116           14,227,107.61                            8.10
         -----------------------------------------------------------------------------------------------------
           9.751% to 10.000%                      157           22,922,166.67                           13.05
         -----------------------------------------------------------------------------------------------------
         10.001% to 10.250%                        91           10,972,805.31                            6.25
         -----------------------------------------------------------------------------------------------------
         10.251% to 10.500%                       139           18,801,191.10                           10.71
         -----------------------------------------------------------------------------------------------------
         10.501% to 10.750%                       120           12,823,192.46                            7.30
         -----------------------------------------------------------------------------------------------------
         10.751% to 11.000%                       143           16,056,030.35                            9.14
         -----------------------------------------------------------------------------------------------------
         11.001% to 11.250%                        73            8,565,071.77                            4.88
         -----------------------------------------------------------------------------------------------------
         11.251% to 11.500%                        92            9,511,095.73                            5.42
         -----------------------------------------------------------------------------------------------------
         11.501% to 11.750%                        72            6,420,405.03                            3.66
         -----------------------------------------------------------------------------------------------------
         11.751% to 12.000%                        84            7,495,171.50                            4.27
         -----------------------------------------------------------------------------------------------------
         12.001% to 12.250%                        23            1,980,459.12                            1.13
         -----------------------------------------------------------------------------------------------------
         12.251% to 12.500%                        33            2,569,354.62                            1.46
         -----------------------------------------------------------------------------------------------------
         12.501% to 12.750%                        21            1,490,240.93                            0.85
         -----------------------------------------------------------------------------------------------------
         12.751% to 13.000%                        23            1,907,238.14                            1.09
         -----------------------------------------------------------------------------------------------------
         13.001% to 13.250%                        11              934,515.78                            0.53
         -----------------------------------------------------------------------------------------------------
         13.251% to 13.500%                         9              753,250.00                            0.43
         -----------------------------------------------------------------------------------------------------
         13.501% to 13.750%                         2              103,450.00                            0.06
         -----------------------------------------------------------------------------------------------------
         13.751% to 14.000%                         5              474,150.00                            0.27
         -----------------------------------------------------------------------------------------------------
                   TOTAL                        1,477         $175,623,149.51                          100.00%
         =====================================================================================================


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Saxon Asset Securities Trust
Mortgage Pass-Through Certificates, Series 2000-2
$740,000,000 (approximate)



         Group II Mortgage Loans
         Next Interest Adjustment Date

         -----------------------------------------------------------------------------------------------------
          Interest Adjustment Date      Number Of           Aggregate                   Percent Of
                                     Mortgage Loans    Statistical Cut-Off          Group II Loans By
                                                               Date              Statistical Cut-Off Date
                                                        Principal Balance           Principal Balance
         -----------------------------------------------------------------------------------------------------
         -----------------------------------------------------------------------------------------------------
         July 2000                                  1           $   97,974.47                           0.06%
         -----------------------------------------------------------------------------------------------------
         August 2000                                2              268,077.15                            0.15
         -----------------------------------------------------------------------------------------------------
         September 2000                             4              374,603.86                            0.21
         -----------------------------------------------------------------------------------------------------
         October 2000                               1               90,900.00                            0.05
         -----------------------------------------------------------------------------------------------------
         March 2001                                 1              211,650.00                            0.12
         -----------------------------------------------------------------------------------------------------
         April 2001                                 2              235,226.66                            0.13
         -----------------------------------------------------------------------------------------------------
         August 2001                                4              534,181.14                            0.30
         -----------------------------------------------------------------------------------------------------
         September 2001                             1               70,949.64                            0.04
         -----------------------------------------------------------------------------------------------------
         October 2001                               5              863,907.05                            0.49
         -----------------------------------------------------------------------------------------------------
         November 2001                              3              309,659.77                            0.18
         -----------------------------------------------------------------------------------------------------
         December 2001                             13            1,542,211.83                            0.88
         -----------------------------------------------------------------------------------------------------
         January 2002                              33            4,530,753.90                            2.58
         -----------------------------------------------------------------------------------------------------
         February 2002                            110           17,320,962.80                            9.86
         -----------------------------------------------------------------------------------------------------
         March 2002                               202           21,176,389.84                           12.06
         -----------------------------------------------------------------------------------------------------
         April 2002                               268           27,941,226.21                           15.91
         -----------------------------------------------------------------------------------------------------
         May 2002                                  82            8,514,176.54                            4.85
         -----------------------------------------------------------------------------------------------------
         July 2002                                  3              235,204.72                            0.13
         -----------------------------------------------------------------------------------------------------
         September 2002                             2              258,350.00                            0.15
         -----------------------------------------------------------------------------------------------------
         October 2002                               2              153,393.17                            0.09
         -----------------------------------------------------------------------------------------------------
         November 2002                              4              397,655.88                            0.23
         -----------------------------------------------------------------------------------------------------
         December 2002                             11              897,712.39                            0.51
         -----------------------------------------------------------------------------------------------------
         January 2003                              38            4,430,825.48                            2.52
         -----------------------------------------------------------------------------------------------------
         February 2003                            116           16,598,544.30                            9.45
         -----------------------------------------------------------------------------------------------------
         March 2003                               239           28,854,755.72                           16.43
         -----------------------------------------------------------------------------------------------------
         April 2003                               245           28,661,466.99                           16.32
         -----------------------------------------------------------------------------------------------------
         May 2003                                  85           11,052,390.00                            6.29
         -----------------------------------------------------------------------------------------------------
                   TOTAL                        1,477         $175,623,149.51                         100.00%
         =====================================================================================================


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Saxon Asset Securities Trust
Mortgage Pass-Through Certificates, Series 2000-2
$740,000,000 (approximate)



                                            BOND SUMMARY (to Maturity)

AF-1 (To Maturity)
------------------------------------------------------------------------------------------------------------------------------------
FRM PPC, ARM PPC                        0%            50%           75%           100%          125%          150%          175%
------------------------------------------------------------------------------------------------------------------------------------

Average Life (yrs.)                    9.58          1.50           1.14          0.95          0.83          0.75          0.69
Modified Duration (yrs.)               6.37          1.37           1.06          0.89          0.78          0.71          0.65
First Principal Payment Date          7/25/00       7/25/00       7/25/00        7/25/00       7/25/00       7/25/00       7/25/00
Last Principal Payment Date           5/25/15       3/25/03       6/25/02        1/25/02      10/25/01       8/25/01       7/25/01
Payment Windows (mos.)                  179           33             24            19            16            14            13

AF-2 (To Maturity)
------------------------------------------------------------------------------------------------------------------------------------
FRM PPC, ARM PPC                        0%            50%           75%           100%          125%          150%          175%
------------------------------------------------------------------------------------------------------------------------------------
Yield 99.99991%                        8.169         8.056         7.991          7.931         7.875         7.823         7.775
Average Life (yrs.)                    15.00         3.65           2.55          2.00          1.66          1.44          1.28
Modified Duration (yrs.)               8.42          3.05           2.23          1.79          1.50          1.31          1.18
First Principal Payment Date          5/25/15       3/25/03       6/25/02        1/25/02      10/25/01       8/25/01       7/25/01
Last Principal Payment Date           6/25/15      12/25/04       7/25/03       11/25/02       5/25/02       2/25/02      12/25/01
Payment Windows (mos.)                   2            22             14            11             8             7             6

AF-3 (To Maturity)
------------------------------------------------------------------------------------------------------------------------------------
FRM PPC, ARM PPC                        0%            50%           75%           100%          125%          150%          175%
------------------------------------------------------------------------------------------------------------------------------------
Yield 99.99798%                        8.129         8.076         8.030          7.985         7.942         7.901         7.861
Average Life (yrs.)                    15.03         6.00           3.98          3.00          2.43          2.06          1.79
Modified Duration (yrs.)               8.45          4.58           3.29          2.58          2.13          1.83          1.61
First Principal Payment Date          6/25/15      12/25/04       7/25/03       11/25/02       5/25/02       2/25/02      12/25/01
Last Principal Payment Date           6/25/15      11/25/08       7/25/05        3/25/04       5/25/03      11/25/02       7/25/02
Payment Windows (mos.)                   1            48             25            17            13            10             8

AF-4 (To Maturity)
------------------------------------------------------------------------------------------------------------------------------------
FRM PPC, ARM PPC                        0%            50%           75%           100%          125%          150%          175%
------------------------------------------------------------------------------------------------------------------------------------
Yield @ 99.99831%                      8.448         8.433         8.405          8.369         8.334         8.292         8.252
Average Life (yrs.)                    17.84         11.75          7.38          5.00          3.83          2.98          2.46
Modified Duration (yrs.)               8.90          7.19           5.27          3.93          3.16          2.55          2.15
First Principal Payment Date          6/25/15      11/25/08       7/25/05        3/25/04       5/25/03      11/25/02       7/25/02
Last Principal Payment Date           3/25/24       5/25/15       3/25/11        2/25/07       5/25/05       5/25/04       4/25/03
Payment Windows (mos.)                  106           79             69            36            25            19            10

AF-5 (To Maturity)
------------------------------------------------------------------------------------------------------------------------------------
FRM PPC, ARM PPC                        0%            50%           75%           100%          125%          150%          175%
------------------------------------------------------------------------------------------------------------------------------------
Yield @ 99.99909%                      8.682         8.693         8.716          8.731         8.721         8.680         8.598
Average Life (yrs.)                    27.20         16.88         14.25          11.39         8.68          6.39          4.33
Modified Duration (yrs.)               10.20         8.56           7.91          6.92          5.72          4.59          3.42
First Principal Payment Date          3/25/24       5/25/15       3/25/11        2/25/07       5/25/05       5/25/04       4/25/03
Last Principal Payment Date           4/25/30       6/25/27       8/25/22        1/25/18       6/25/15      12/25/14       9/25/12
Payment Windows (mos.)                  74            146           138            132           122           128           114



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Saxon Asset Securities Trust
Mortgage Pass-Through Certificates, Series 2000-2
$740,000,000 (approximate)

                           BOND SUMMARY (to Maturity)

AF-6 (To Maturity)

------------------------------------------------------------------------------------------------------------------------------------
FRM PPC, ARM PPC                        0%            50%           75%           100%          125%          150%          175%
------------------------------------------------------------------------------------------------------------------------------------
Yield @ 100.00%                        8.201         8.177         8.170          8.165         8.162         8.160         8.160
Average Life (yrs.)                    12.66         8.17           7.38          6.88          6.60          6.47          6.48
Modified Duration (yrs.)               7.54          5.63           5.26          5.01          4.87          4.80          4.80
First Principal Payment Date          7/25/03       7/25/03       7/25/03        7/25/03       8/25/03      11/25/03       2/25/04
Last Principal Payment Date           6/25/15       6/25/15       6/25/15        6/25/15       6/25/15      10/25/14       7/25/12
Payment Windows (mos.)                  144           144           144            144           143           132           102

MF-1 (To Maturity)
------------------------------------------------------------------------------------------------------------------------------------
FRM PPC, ARM PPC                        0%            50%           75%           100%          125%          150%          175%
------------------------------------------------------------------------------------------------------------------------------------
Yield @ 99.99961%                      8.572         8.562         8.558          8.556         8.544         8.530         8.519
Average Life (yrs.)                    19.68         12.06          9.19          7.34          5.95          5.08          4.57
Modified Duration (yrs.)               9.06          7.11           5.96          5.06          4.35          3.88          3.60
First Principal Payment Date          6/25/15      10/25/06       11/25/04      11/25/03       7/25/03       9/25/03      10/25/03
Last Principal Payment Date          11/25/29       7/25/22       11/25/16       6/25/15       1/25/14       9/25/11      12/25/09
Payment Windows (mos.)                  174           190           145            140           127           97            75

MF-2 (To Maturity)
------------------------------------------------------------------------------------------------------------------------------------
FRM PPC, ARM PPC                        0%            50%           75%           100%          125%          150%          175%
------------------------------------------------------------------------------------------------------------------------------------
Yield @ 98.69726%                      8.942         8.968         9.001          9.037         9.065         9.089         9.107
Average Life (yrs.)                    19.65         11.90          9.17          7.29          5.86          4.98          4.42
Modified Duration (yrs.)               8.85          6.95           5.86          4.98          4.26          3.78          3.47
First Principal Payment Date          6/25/15      10/25/06       11/25/04      11/25/03       7/25/03       8/25/03       9/25/03
Last Principal Payment Date           6/25/29       8/25/19       6/25/15        5/25/15       6/25/12       5/25/10      10/25/08
Payment Windows (mos.)                  169           155           128            139           108           82            62

BF-1 (To Maturity)
------------------------------------------------------------------------------------------------------------------------------------
FRM PPC, ARM PPC                        0%            50%           75%           100%          125%          150%          175%
------------------------------------------------------------------------------------------------------------------------------------
Yield @ 93.99617%                      9.500         9.677         9.825         10.007        10.201        10.376        10.522
Average Life (yrs.)                    19.57         11.68          9.17          7.11          5.72          4.84          4.28
Modified Duration (yrs.)               8.59          6.75           5.72          4.81          4.12          3.65          3.33
First Principal Payment Date          6/25/15      10/25/06       11/25/04      11/25/03       7/25/03       7/25/03       8/25/03
Last Principal Payment Date          12/25/28      12/25/16       6/25/15       10/25/13       3/25/11       4/25/09      11/25/07
Payment Windows (mos.)                  163           123           128            120           93            70            52


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Saxon Asset Securities Trust
Mortgage Pass-Through Certificates, Series 2000-2
$740,000,000 (approximate)

                           BOND SUMMARY (to Maturity)

AV-1 (To Maturity)

------------------------------------------------------------------------------------------------------------------------------------
FRM PPC, ARM PPC                        0%            50%           75%           100%          125%          150%          175%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                    21.53         4.96           3.49          2.69          2.16          1.74          1.47
Modified Duration (yrs.)               10.32         3.66           2.80          2.26          1.88          1.56          1.34
First Principal Payment Date          7/25/00       7/25/00       7/25/00        7/25/00       7/25/00       7/25/00       7/25/00
Last Principal Payment Date           5/25/30       4/25/25       1/25/18        5/25/13       6/25/10       6/25/08       3/25/03
Payment Windows (mos.)                  359           298           211            155           120           96            33

MV-1 (To Maturity)
------------------------------------------------------------------------------------------------------------------------------------
FRM PPC, ARM PPC                        0%            50%           75%           100%          125%          150%          175%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                    27.73         9.12           6.21          4.84          4.32          4.49          4.47
Modified Duration (yrs.)               11.56         6.17           4.68          3.87          3.56          3.70          3.68
First Principal Payment Date          4/25/25      10/25/04       7/25/03        9/25/03      11/25/03       3/25/04       3/25/03
Last Principal Payment Date           5/25/30       7/25/21       11/25/14       1/25/11       8/25/08       1/25/07      12/25/06
Payment Windows (mos.)                  62            202           137            89            58            35            46

MV-2 (To Maturity)
------------------------------------------------------------------------------------------------------------------------------------
FRM PPC, ARM PPC                        0%            50%           75%           100%          125%          150%          175%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                    27.73         9.02           6.13          4.74          4.09          3.86          3.52
Modified Duration (yrs.)               11.11         6.03           4.58          3.77          3.36          3.22          2.98
First Principal Payment Date          4/25/25      10/25/04       7/25/03        8/25/03       9/25/03      10/25/03       7/25/03
Last Principal Payment Date           4/25/30       8/25/19       5/25/13       12/25/09      11/25/07       6/25/06       5/25/05
Payment Windows (mos.)                  61            179           119            77            51            33            23

BV-1 (To Maturity)
------------------------------------------------------------------------------------------------------------------------------------
FRM PPC, ARM PPC                        0%            50%           75%           100%          125%          150%          175%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                    27.71         8.83           6.00          4.63          3.95          3.63          3.25
Modified Duration (yrs.)               9.95          5.66           4.35          3.58          3.18          2.97          2.71
First Principal Payment Date          4/25/25      10/25/04       7/25/03        7/25/03       8/25/03       9/25/03       6/25/03
Last Principal Payment Date           2/25/30       1/25/17       8/25/11        9/25/08      11/25/06       8/25/05      10/25/04
Payment Windows (mos.)                  59            148            98            63            40            24            17

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Saxon Asset Securities Trust
Mortgage Pass-Through Certificates, Series 2000-2
$740,000,000 (approximate)

                             BOND SUMMARY (to Call)

AF-1 (To Call)

------------------------------------------------------------------------------------------------------------------------------------
FRM PPC, ARM PPC                        0%            50%           75%           100%          125%          150%          175%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                    9.58          1.50           1.14          0.95          0.83          0.75          0.69
Modified Duration (yrs.)               6.37          1.37           1.06          0.89          0.78          0.71          0.65
First Principal Payment Date          7/25/00       7/25/00       7/25/00        7/25/00       7/25/00       7/25/00       7/25/00
Last Principal Payment Date           5/25/15       3/25/03       6/25/02        1/25/02      10/25/01       8/25/01       7/25/01
Payment Windows (mos.)                  179           33             24            19            16            14            13

AF-2 (To Call)
------------------------------------------------------------------------------------------------------------------------------------
FRM PPC, ARM PPC                        0%            50%           75%           100%          125%          150%          175%
------------------------------------------------------------------------------------------------------------------------------------
Yield @ 99.99991%                      8.169         8.056         7.991          7.931         7.875         7.823         7.775
Average Life (yrs.)                    15.00         3.65           2.55          2.00          1.66          1.44          1.28
Modified Duration (yrs.)               8.42          3.05           2.23          1.79          1.50          1.31          1.18
First Principal Payment Date          5/25/15       3/25/03       6/25/02        1/25/02      10/25/01       8/25/01       7/25/01
Last Principal Payment Date           6/25/15      12/25/04       7/25/03       11/25/02       5/25/02       2/25/02      12/25/01
Payment Windows (mos.)                   2            22             14            11             8             7             6

AF-3 (To Call)
------------------------------------------------------------------------------------------------------------------------------------
FRM PPC, ARM PPC                        0%            50%           75%           100%          125%          150%          175%
------------------------------------------------------------------------------------------------------------------------------------
Yield @ 99.99798%                      8.129         8.076         8.030          7.985         7.942         7.901         7.861
Average Life (yrs.)                    15.03         6.00           3.98          3.00          2.43          2.06          1.79
Modified Duration (yrs.)               8.45          4.58           3.29          2.58          2.13          1.83          1.61
First Principal Payment Date          6/25/15      12/25/04       7/25/03       11/25/02       5/25/02       2/25/02      12/25/01
Last Principal Payment Date           6/25/15      11/25/08       7/25/05        3/25/04       5/25/03      11/25/02       7/25/02
Payment Windows (mos.)                   1            48             25            17            13            10             8

AF-4 (To Call)
------------------------------------------------------------------------------------------------------------------------------------
FRM PPC, ARM PPC                        0%            50%           75%           100%          125%          150%          175%
------------------------------------------------------------------------------------------------------------------------------------
Yield @ 99.99831%                      8.448         8.433         8.405          8.369         8.334         8.292         8.252
Average Life (yrs.)                    17.84         11.75          7.38          5.00          3.83          2.98          2.46
Modified Duration (yrs.)               8.90          7.19           5.27          3.93          3.16          2.55          2.15
First Principal Payment Date          6/25/15      11/25/08       7/25/05        3/25/04       5/25/03      11/25/02       7/25/02
Last Principal Payment Date           3/25/24       5/25/15       3/25/11        2/25/07       5/25/05       5/25/04       4/25/03
Payment Windows (mos.)                  106           79             69            36            25            19            10

AF-5 (To Call)
------------------------------------------------------------------------------------------------------------------------------------
FRM PPC, ARM PPC                        0%            50%           75%           100%          125%          150%          175%
------------------------------------------------------------------------------------------------------------------------------------
Yield @ 99.99909%                      8.681         8.667         8.657          8.640         8.618         8.594         8.561
Average Life (yrs.)                    26.94         15.02         11.63          8.62          6.48          5.11          3.97
Modified Duration (yrs.)               10.18         8.17           7.12          5.89          4.79          3.99          3.24
First Principal Payment Date          3/25/24       5/25/15       3/25/11        2/25/07       5/25/05       5/25/04       4/25/03
Last Principal Payment Date          10/25/28       6/25/15       2/25/12        4/25/09       7/25/07       4/25/06       5/25/05
Payment Windows (mos.)                  56             2             12            27            27            24            26


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Saxon Asset Securities Trust
Mortgage Pass-Through Certificates, Series 2000-2
$740,000,000 (approximate)

                             BOND SUMMARY (to Call)

AF-6 (To Call)

------------------------------------------------------------------------------------------------------------------------------------
FRM PPC, ARM PPC                        0%            50%           75%           100%          125%          150%          175%
------------------------------------------------------------------------------------------------------------------------------------
Yield @ 100.0%                         8.201         8.177         8.170          8.163         8.156         8.145         8.132
Average Life (yrs.)                    12.66         8.17           7.32          6.70          6.10          5.41          4.80
Modified Duration (yrs.)               7.54          5.63           5.24          4.93          4.62          4.22          3.84
First Principal Payment Date          7/25/03       7/25/03       7/25/03        7/25/03       8/25/03      11/25/03       2/25/04
Last Principal Payment Date           6/25/15       6/25/15       2/25/12        4/25/09       7/25/07       4/25/06       5/25/05
Payment Windows (mos.)                  144           144           104            70            48            30            16

MF-1 (To Call)
------------------------------------------------------------------------------------------------------------------------------------
FRM PPC, ARM PPC                        0%            50%           75%           100%          125%          150%          175%
------------------------------------------------------------------------------------------------------------------------------------
Yield @ 99.99961%                      8.572         8.554         8.536          8.515         8.494         8.476         8.464
Average Life (yrs.)                    19.61         11.64          8.52          6.48          5.22          4.47          4.06
Modified Duration (yrs.)               9.06          7.01           5.73          4.73          4.02          3.57          3.31
First Principal Payment Date          6/25/15      10/25/06       11/25/04      11/25/03       7/25/03       9/25/03      10/25/03
Last Principal Payment Date          10/25/28       6/25/15       2/25/12        4/25/09       7/25/07       4/25/06       5/25/05
Payment Windows (mos.)                  161           105            88            66            49            32            20

MF-2 (To Call)
------------------------------------------------------------------------------------------------------------------------------------
FRM PPC, ARM PPC                        0%            50%           75%           100%          125%          150%          175%
------------------------------------------------------------------------------------------------------------------------------------
Yield @ 98.69726%                      8.941         8.965         8.988          9.015         9.042         9.067         9.086
Average Life (yrs.)                    19.61         11.64          8.52          6.48          5.22          4.44          3.97
Modified Duration (yrs.)               8.84          6.89           5.65          4.67          3.97          3.51          3.21
First Principal Payment Date          6/25/15      10/25/06       11/25/04      11/25/03       7/25/03       8/25/03       9/25/03
Last Principal Payment Date          10/25/28       6/25/15       2/25/12        4/25/09       7/25/07       4/25/06       5/25/05
Payment Windows (mos.)                  161           105            88            66            49            33            21

BF-1 (To Call)
------------------------------------------------------------------------------------------------------------------------------------
FRM PPC, ARM PPC                        0%            50%           75%           100%          125%          150%          175%
------------------------------------------------------------------------------------------------------------------------------------
Yield @ 93.99617%                      9.500         9.678         9.857         10.066        10.278        10.470        10.627
Average Life (yrs.)                    19.57         11.64          8.52          6.48          5.22          4.42          3.93
Modified Duration (yrs.)               8.59          6.74           5.54          4.59          3.90          3.44          3.14
First Principal Payment Date          6/25/15      10/25/06       11/25/04      11/25/03       7/25/03       7/25/03       8/25/03
Last Principal Payment Date          10/25/28       6/25/15       2/25/12        4/25/09       7/25/07       4/25/06       5/25/05
Payment Windows (mos.)                  161           105            88            66            49            34            22


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Saxon Asset Securities Trust
Mortgage Pass-Through Certificates, Series 2000-2
$740,000,000 (approximate)

                             BOND SUMMARY (to Call)

AV-1 (To Call)

------------------------------------------------------------------------------------------------------------------------------------
FRM PPC, ARM PPC                        0%            50%           75%           100%          125%          150%          175%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                    21.40         4.80           3.43          2.65          2.14          1.73          1.47
Modified Duration (yrs.)               10.30         3.62           2.77          2.24          1.86          1.54          1.34
First Principal Payment Date          7/25/00       7/25/00       7/25/00        7/25/00       7/25/00       7/25/00       7/25/00
Last Principal Payment Date          10/25/28       6/25/15       2/25/12        4/25/09       7/25/07       4/25/06       3/25/03
Payment Windows (mos.)                  340           180           140            106           85            70            33

MV-1 (To Call)
------------------------------------------------------------------------------------------------------------------------------------
FRM PPC, ARM PPC                        0%            50%           75%           100%          125%          150%          175%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                    27.39         8.77           6.11          4.78          4.29          4.47          4.31
Modified Duration (yrs.)               11.52         6.07           4.64          3.84          3.54          3.69          3.57
First Principal Payment Date          4/25/25      10/25/04       7/25/03        9/25/03      11/25/03       3/25/04       3/25/03
Last Principal Payment Date          10/25/28       6/25/15       2/25/12        4/25/09       7/25/07       4/25/06       5/25/05
Payment Windows (mos.)                  43            129           104            68            45            26            27

MV-2 (To Call)
------------------------------------------------------------------------------------------------------------------------------------
FRM PPC, ARM PPC                        0%            50%           75%           100%          125%          150%          175%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                    27.39         8.77           6.10          4.73          4.09          3.86          3.52
Modified Duration (yrs.)               11.07         5.95           4.57          3.76          3.36          3.22          2.98
First Principal Payment Date          4/25/25      10/25/04       7/25/03        8/25/03       9/25/03      10/25/03       7/25/03
Last Principal Payment Date          10/25/28       6/25/15       2/25/12        4/25/09       7/25/07       4/25/06       5/25/05
Payment Windows (mos.)                  43            129           104            69            47            31            23

BV-1 (To Call)
------------------------------------------------------------------------------------------------------------------------------------
FRM PPC, ARM PPC                        0%            50%           75%           100%          125%          150%          175%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                    27.39         8.76           6.00          4.63          3.95          3.63          3.25
Modified Duration (yrs.)               9.93          5.64           4.35          3.58          3.18          2.97          2.71
First Principal Payment Date          4/25/25      10/25/04       7/25/03        7/25/03       8/25/03       9/25/03       6/25/03
Last Principal Payment Date          10/25/28       6/25/15       8/25/11        9/25/08      11/25/06       8/25/05      10/25/04
Payment Windows (mos.)                  43            129            98            63            40            24            17


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Saxon Asset Securities Trust
Mortgage Pass-Through Certificates, Series 2000-2
$740,000,000 (approximate)

                          Group II Available Funds Cap

---------------------------------------------   ---------------------------------------------
 Period   Pay Date  Available    Available      Period  Pay Date  Available     Available
                    Funds Cap   Funds Cap*                        Funds Cap     Funds Cap*
---------------------------------------------   ---------------------------------------------
    1      7/25/00         N/A           N/A      37     7/25/03        12.73          13.77
    2      8/25/00        8.78          8.78      38     8/25/03        12.22          13.22
    3      9/25/00        8.79          8.79      39     9/25/03        12.22          13.22
    4     10/25/00        9.19          9.19      40    10/25/03        12.62          13.66
    5     11/25/00        8.90          8.90      41    11/25/03        12.23          13.25
    6     12/25/00        9.21          9.21      42    12/25/03        12.79          14.32
    7      1/25/01        8.98          8.98      43     1/25/04        12.66          14.29
    8      2/25/01        8.99          8.99      44     2/25/04        12.66          14.29
    9      3/25/01        9.97          9.97      45     3/25/04        13.54          15.27
   10      4/25/01        9.05          9.05      46     4/25/04        12.66          14.29
   11      5/25/01        9.35          9.35      47     5/25/04        13.09          14.79
   12      6/25/01        9.04          9.04      48     6/25/04        12.67          14.58
   13      7/25/01        9.38          9.38      49     7/25/04        13.10          15.46
   14      8/25/01        9.07          9.07      50     8/25/04        12.67          14.96
   15      9/25/01        9.06          9.06      51     9/25/04        12.67          14.97
   16     10/25/01        9.39          9.39      52    10/25/04        13.10          15.46
   17     11/25/01        9.08          9.09      53    11/25/04        12.67          14.98
   18     12/25/01        9.37          9.38      54    12/25/04        13.10          15.68
   19      1/25/02        9.10          9.10      55     1/25/05        12.67          15.54
   20      2/25/02        9.08          9.09      56     2/25/05        12.67          15.54
   21      3/25/02       10.04         10.04      57     3/25/05        14.03          17.21
   22      4/25/02        9.05          9.05      58     4/25/05        12.67          15.54
   23      5/25/02        9.36          9.36      59     5/25/05        13.11          16.08
   24      6/25/02       10.10         10.11      60     6/25/05        12.70          15.78
   25      7/25/02       10.58         10.60      61     7/25/05        13.14          16.70
   26      8/25/02       10.22         10.23      62     8/25/05        12.73          16.18
   27      9/25/02       10.20         10.21      63     9/25/05        12.74          16.20
   28     10/25/02       10.52         10.53      64    10/25/05        13.18          16.76
   29     11/25/02       10.17         10.19      65    11/25/05        12.78          16.24
   30     12/25/02       10.61         10.99      66    12/25/05        13.22          16.87
   31      1/25/03       11.25         11.68      67     1/25/06        12.81          16.43
   32      2/25/03       11.26         11.70      68     2/25/06        12.83          16.46
   33      3/25/03       12.49         12.97      69     3/25/06        14.23          18.25
   34      4/25/03       11.29         11.73      70     4/25/06        12.87          16.51
   35      5/25/03       11.70         12.18      71     5/25/06        13.32          17.09
   36      6/25/03       11.76         12.69      72     6/25/06        12.92          16.56
---------------------------------------------   ---------------------------------------------

--------------------------------------------
Period  Pay Date   Available    Available
                   Funds Cap   Funds Cap*
--------------------------------------------
  73      7/25/06       13.37         17.16
  74      8/25/06       12.96         16.64
  75      9/25/06       12.99         16.67
  76     10/25/06       13.45         17.26
  77     11/25/06       13.04         16.74
  78     12/25/06       13.51         17.33
  79      1/25/07       13.10         16.81
  80      2/25/07       13.13         16.85
  81      3/25/07       14.57         18.70
  82      4/25/07       13.20         16.93
  83      5/25/07       13.67         17.54
  84      6/25/07       13.27         17.02
  85      7/25/07       13.75         17.64
  86      8/25/07       13.34         17.12
  87      9/25/07       13.39         17.17
  88     10/25/07       13.88         17.80
  89     11/25/07       13.47         17.29
  90     12/25/07       13.97         17.92
  91      1/25/08       13.57         17.41
  92      2/25/08       13.62         17.47
  93      3/25/08       14.62         18.75
  94      4/25/08       13.73         17.61
  95      5/25/08       14.25         18.27
  96      6/25/08       13.85         17.76
  97      7/25/08       14.38         18.44
  98      8/25/08       13.98         17.93
  99      9/25/08       14.05         18.02
  100    10/25/08       14.60         18.71
  101    11/25/08       14.21         18.21
  102    12/25/08       14.76         18.92
  103     1/25/09       14.37         18.42
  104     2/25/09       14.46         18.53
  105     3/25/09       16.12         20.64
  106     4/25/09       14.66         18.77
--------------------------------------------

* Assumes the 6 month LIBOR and 1Y CMT instantaneously increase to a level beyond the highest maximum obtainable rate on the adjustable rate mortgage loans and run at the pricing speed to call.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

SAXON 2000-2



      Total         Roll     Int Rate    GrossMargin   MaxRate   MinRate   FirstPeriodCap  PerCap   OrigAmTerm  OrigTerm  Age INDEX

      139,477.95       3        8.2731          5.4     14.25       8.25               1       1        360       360      3   6ML
      607,354.22       6         9.452       4.8824   15.4289     8.3835               1       1        360       360      0   6ML
      307,576.28       4        9.9436       6.9149   15.9205     9.9205               1       1        360       360      2   6ML
      129,406.63       6        9.6481          6.5    16.625      9.625               1       1        360       360      0   6ML
      238,066.43      12       10.0131          6.5     16.99       9.99             1.5     1.5        360       360     12   6ML
      301,308.17      12       10.2731        7.375     17.25      10.25               2       2        360       360      0   TSY1Y
       96,805.84      12       10.9731          7.5     17.95      10.95               2       2        360       360      0   TSY1Y
      863,032.21      18       10.9195       6.3946    17.205    10.8964          1.9287  1.0713        360       360      6   6ML
      578,414.89      16       11.0566            6   17.3013    11.0335               3       1        360       360      8   6ML
       59,053.18      16        9.7731          6.5     16.75       9.75             1.5     1.5        360       360      8   6ML
      276,736.37      18       10.0131         6.25     16.99       9.99             1.5     1.5        360       360      6   6ML
      101,004.99      17        8.7731         6.75     14.75       8.75               3       1        360       360      7   6ML
   22,468,931.62      23       10.4569       6.4156    16.725     10.396           2.674  1.1333        360       360      1   6ML
    4,453,290.09      24       10.2781       6.3337   16.7884     10.255          2.5632  1.1143        360       360      0   6ML
    2,167,331.22      23       10.0464        5.972   16.6567    10.0233          2.2405  1.3808        360       360      1   6ML
      125,847.59      24       10.2631          5.5     16.24      10.24               3       1        360       360      0   6ML
   47,665,015.99      23       10.1063       6.1494    16.367      9.771          2.9399  1.2136        360       360      1   6ML
    6,420,196.34      24       10.1371         6.03   16.3837     10.114           2.926  1.1473        360       360      0   6ML
   16,315,608.71      23       10.1833       6.3155   16.7209     9.5395          2.6764  1.2537        360       360      1   6ML
    3,300,968.85      22       10.5244       6.4521   17.2219    10.5013          1.8889  1.3301        360       360      2   6ML
      149,479.60      24       13.0231          7.5        20         13               1       1        360       360      0   6ML
    9,948,899.65      23       10.7977       6.5232   17.5906    10.7231          2.3461  1.1817        360       360      1   6ML
    2,926,667.44      24       10.5184       6.2533   17.1203    10.4953          2.5212  1.0146        360       360      0   6ML
      116,753.12      30        9.5731         6.75     16.55       9.55             1.5     1.5        360       360      6   6ML
      605,242.52      28       10.3834       7.0513   17.1963    10.3603          2.0127   1.746        360       360      8   6ML
      260,165.69      29       10.5231            7      16.5       10.5               3       1        360       360      7   6ML
   16,546,283.70      35       10.4863       6.1087   16.9234    10.2411          2.1087  1.0343        360       360      1   6ML
    1,562,482.45      35       10.6645       6.2551   17.1711    10.5864          1.8332  1.0408        360       360      1   6ML
    2,470,191.14      34        10.181       6.1635   16.7317    10.1579          2.0203  1.1678        360       360      2   6ML
      824,913.87      35        9.7713       6.6125   16.3098     9.7482          1.9301  1.0535        360       360      1   6ML
    1,871,433.39      36       10.9106       6.6617   17.7666    10.8875          1.4813  1.0325        360       360      0   6ML
       94,172.15      36       10.6481        6.375    17.625     10.625               1       1        360       360      0   6ML
   58,510,137.19      36       10.5963       6.2272    17.289    10.5168          1.8038  1.1833        360       360      0   6ML
   10,742,020.77      36       10.5712       6.3309    17.406    10.5481          1.6123  1.1916        360       360      0   6ML
      721,986.49      36        9.8256       5.5982   16.8025     9.8025               1       1        360       360      0   6ML
   31,601,976.26      35       10.7249       6.5985   17.1405    10.7018          2.0892  1.0016        360       360      1   6ML
    4,451,565.00      36       10.7001        6.216   17.5746    10.6309          1.3796  0.9889        360       360      0   6ML
  250,019,798.00               10.4455


  740,000,000.00


  PP_TERM     MI       SERVICING

      1      0.37        0.55
      0      0.00        0.55
      3      0.00        0.55
      5      0.00        0.55
      3      0.00        0.55
      0      0.37        0.55
      5      0.00        0.55
      0      0.00        0.55
      2      0.00        0.55
      3      0.00        0.55
      3      0.37        0.55
      5      0.00        0.55
      0      0.00        0.55
      0      0.37        0.55
      1      0.00        0.55
      1      0.37        0.55
      2      0.00        0.55
      2      0.37        0.55
      3      0.00        0.55
      3      0.37        0.55
      4      0.00        0.55
      5      0.00        0.55
      5      0.37        0.55
      2      0.00        0.55
      3      0.00        0.55
      5      0.00        0.55
      0      0.00        0.55
      0      0.37        0.55
      1      0.00        0.55
      1      0.37        0.55
      2      0.00        0.55
      2      0.37        0.55
      3      0.00        0.55
      3      0.37        0.55
      4      0.00        0.55
      5      0.00        0.55
      5      0.37        0.55








      Total        Int Rate OrigAmTerm     OrigTerm     WAge    SERVICING      PP_TERM       MI
        231,278.10   10.37            60           60         1       0.55               0       0
         97,620.15  11.122            60           60         0        0.8               0       0
     41,558,045.70   10.96           360          360         1       0.55               0       0
      5,094,280.01  11.121           360          360         1       0.55               0    0.37
     47,197,101.12  10.719           360          180         1       0.55               0       0
      8,625,653.20  10.908           360          180         1       0.55               0    0.37
      3,347,962.36  11.018           360          360         1       0.55               1       0
        229,913.87   11.44           360          360         0       0.55               1    0.37
      1,244,494.12  10.889           360          180         1       0.55               1       0
      1,120,963.22  10.906           360          360         0       0.55               2       0
        407,024.05  10.308           360          360         0       0.55               2    0.37
      3,868,342.68  10.941           360          180         0       0.55               2       0
        258,955.62   11.69           360          180         0       0.55               2    0.37
     15,089,604.01  10.696           360          360         1       0.55               3       0
      3,198,723.12  10.159           360          360         1       0.55               3    0.37
     35,903,122.97  10.778           360          180         0       0.55               3       0
      6,049,835.03  10.974           360          180         1       0.55               3    0.37
        256,250.75  11.323           360          360         1       0.55               4       0
        347,504.49  12.478           360          180         0       0.55               4       0
     65,464,117.51  10.198           360          360         1       0.55               5       0
      9,814,574.27  10.652           360          360         0       0.55               5    0.37
    151,380,776.66  10.531           360          180         0       0.55               5       0
     29,213,048.93  10.603           360          180         0       0.55               5    0.37
      4,589,317.51  11.322           360          180         0        0.8               0       0
        613,217.96  11.473           360          180         2        0.8               3       0
      1,613,675.28  11.339           360          180         1        0.8               5       0
        212,830.48  11.552           300          300         0       0.55               0       0
        275,956.43  10.196           300          300         0       0.55               5       0
      3,437,289.62  10.732           240          240         1       0.55               0       0
        628,651.78  10.931           240          240         2       0.55               0    0.37
        291,112.61  11.145           240          240         0       0.55               3       0
      1,582,781.25  10.359           240          240         0       0.55               5       0
        838,151.31  10.543           240          240         1       0.55               5    0.37
      1,797,766.46  11.551           240          240         1        0.8               0       0
         70,931.50  11.055           240          240         4        0.8               3       0
     15,138,957.46  10.421           179          179         0       0.55               0       0
        909,055.91  11.107           178          178         1       0.55               0    0.37
        163,364.02  11.315           180          180         0       0.55               1       0
        342,482.17  10.833           180          180         0       0.55               2       0
      2,064,833.86  10.588           179          179         0       0.55               3       0
     14,560,356.22  9.7815           179          179         0       0.55               5       0
      1,738,705.49  9.9952           180          180         0       0.55               5    0.37
      6,100,934.15  10.895           180          180         0        0.8               0       0
         71,180.76  14.815           180          180         0        0.8               1       0
        282,845.38  11.684           180          180         1        0.8               3       0
        251,850.28  12.099           180          180         1        0.8               5       0
        763,067.57  11.011           120          120         0       0.55               0       0
         35,590.38  11.064           120          120         0       0.55               0    0.37
         70,255.41  13.065           120          120         0       0.55               3       0
        993,256.37  10.041           120          120         0       0.55               5       0
        507,002.06  10.718           120          120         0        0.8               0       0
         35,590.38  11.665           120          120         0        0.8               3       0
    489,980,202.00





Banc of America Securities, LLC
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter consider reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                         Banc of America Securities LLC
                              Trader Summary Report
                              ---------------------

Pool ID:       Saxon 2000-2 II
                                    Tape Date:      May 01, 2000   CUTOFF:      Jun 01, 2000      5/30/00
Deal Title:    Saxon 2000-2
                                    SAXON 2000-2 FIXED greater than 400K                                     12:21PM


                                                      General Characteristics
Pool Size:               $      11,293,256    W.A. Gross Coupon:         10.187%        Pool - Balloon %:                 73.80%
Loan Count:                             25    W.A. Net Coupon:            9.687%        Pool - ARMS%                       0.00%
Average Loan Balance:    $         451,730    W.A. Servicing:             0.500%        W.A. Gr. Margin (ARMS)            0.000%
W.A. FICO:                             601    W.A. OTerm (months)          227.2        W.A. Rollterm (ARMS)                 0.0
W.A. Original LTV:                  76.68%    W.A. RTerm (months)          224.7        W.A. Initial Cap (ARMS)           0.000%
W.A. CLTV:                          76.54%    W.A. Age (months)              2.4        W.A. Interim Cap (ARMS)           0.000%
FNMA Conforming %                    0.00%    Modified %:                               W.A.Life Cap (ARMS):              0.000%
Pct of Pool with NegAm                        Loans with PMI %:                         W.A. Ceiling (ARMS)               0.000%

        Balance Distribution                      Coupon Distribution
400K - 500K                    95.45%    7.5 - 8.0                       4.42%
500K - 600K                     4.55%    8.0 - 8.5                       8.77%
-------------------------------------
Avg: $451,730      Min:      $400,154    8.5 - 9.0                       4.32%
SD:  $35,344       Max:      $514,254    9.0 - 9.5                       8.42%
                                         9.5 - 10.0                     19.34%
                                         10.0 - 10.5                    18.90%
                                         10.5 - 11                      15.63%
                                         greater than 11.0              20.18%
                                         -------------------------------------
                                         WA: 10.187%       Min:         8.000%
                                         SD 1.149%         Max:        12.625%


    OLTV Distribution                          CurrLTV Distribution
    less than                                less than
    or equal to 50           4.42%           or equal to 50              4.42%
    55 - 60                  8.05%           55 - 60                     8.05%
    65 - 70                 16.48%           65 - 70                    16.48%
    70 - 75                 17.09%           70 - 75                    17.09%
    75 - 80                 15.94%           75 - 80                    15.94%
    80 - 85                 15.36%           80 - 85                    15.36%
    85 - 90                 22.65%           85 - 90                    22.65%
    ------------------------------           ---------------------------------
WA:     76.68%    Min:      50.00%      WA:     76.54%      Min:          50%
SD:     11.11%    Max:      90.00%      SD:     11.15%      Max:       89.97%

         Documentation                            Product
FULL                      55.20%         15/30 BALLOON                 73.80%
LIMITED                   29.04%         30 Y FIXED                    26.20%
STATED                    12.13%
NO RATIO                   3.63%

        Delinquency (Days)                               Margin
0 - 29 Days                100.00%
                                               WA:       Min:
                                               SD:       Max:

           Property Type                               Geographical (State)
SF Detached                   83.90%                CA                   29.10%
PUD                           12.46%                NJ                   12.70%
High Rise Condo                3.64%                FL                   11.55%
                                                    IL                    7.76%
                                                    CT                    7.74%
                                                    Other States         31.15%


      Geographical (Zip Code)                           Months To Roll
94065                          4.55%
8742                           4.43%           WA:       Min:
95037                          4.42%           SD:       Max:
59846                          4.42%
72223                          4.36%
Other ZIP Codes               77.82%


             Purpose                               Occupancy
C/O REFI                    43.76%     Primary                     96.37%
PURCH                       35.62%     Second                       3.63%
R/T REFI                    20.62%


         Lien Position                                Interim Cap
1                       100.00%
                                             WA:                      Min:
                                             SD:                      Max:


            Credit Score                            Credit Grade
651 - 999                      20.24%     A-                             35.53%
596 - 650                      28.40%     A+                             24.35%
550 - 595                      24.32%     A                              23.22%
100 - 549                      22.77%     B                              16.90%
N/A                             4.28%
-------------------------------------
WA:        601    Min:            511
SD:        62     Max:            729


        Prepayment Penalty Term                         Life Cap
0 Years                    31.66%             ---------------------------
1 Year                     3.54%              WA:                    Min:
3 Years                    28.52%             SD:                    Max:
5 Years                    36.27%
---------------------------------
WA:          2.7    Min:     0.0
SD:          2.1    Max:     5.0


          Loan Type                                        Pool
                          100.00%     Saxon 2000-2 II                  100.00%


          PMI Providers                              PMI Missing
None                     100.00%         Not Required                     88.91%
                                         Required, Not Present            11.09%


                                                 All Weighted Averages omit Zero
                                                 values, where appropriate.

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on nformation that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of

Banc of America Securities LLC                                                                                        Scenario Table
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                              Saxon 2000-2 TermSheet

Bond Class: A-IO

-------------------------------------------------------------------------------------------------------------
 Settle Date    Call %       Run    Description    First Accrual    Next Pay    Actual Delay   Issue Balance
                             To                      Date           Date
-------------------------------------------------------------------------------------------------------------
 06/14/2000      10.0        Call     comp IO       06/01/2000     07/25/2000        24         118,000,000
-------------------------------------------------------------------------------------------------------------

Balance       Principal    Coupon   Interest   Index Type   Margin    Accrued
                Type                  Type                           Interest
----------------------------------------------------------------------------------
118,000,000   Notional     6.00000   Fixed        None       0.00    255,666.67
----------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
               10 CPR      20 CPR      30 CPR     40 CPR    50 CPR     60 CPR    62 CPR     65 CPR     66 CPR
--------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
  8.65000      13.672      13.672      13.672     13.672    13.672     13.672    11.650      7.168     4.512
-------------------------------------------------------------------------------------------------------------
  8.70000      13.125      13.125      13.125     13.125    13.125     13.125    11.098      6.606     3.945
-------------------------------------------------------------------------------------------------------------
  8.75000      12.585      12.585      12.585     12.585    12.585     12.585    10.552      6.050     3.384
-------------------------------------------------------------------------------------------------------------
  8.80000      12.050      12.050      12.050     12.050    12.050     12.050    10.012      5.500     2.829
-------------------------------------------------------------------------------------------------------------
  8.85000      11.520      11.520      11.520     11.520    11.520     11.520     9.477      4.956     2.279
-------------------------------------------------------------------------------------------------------------
  8.90000      10.996      10.996      10.996     10.996    10.996     10.996     8.948      4.417     1.735
-------------------------------------------------------------------------------------------------------------
  8.95000      10.477      10.477      10.477     10.477    10.477     10.477     8.424      3.883     1.197
-------------------------------------------------------------------------------------------------------------
  9.00000       9.963       9.963       9.963      9.963     9.963      9.963     7.906      3.355     0.664
-------------------------------------------------------------------------------------------------------------
  9.05000       9.455       9.455       9.455      9.455     9.455      9.455     7.393      2.833     0.136
-------------------------------------------------------------------------------------------------------------
  9.10000       8.951       8.951       8.951      8.951     8.951      8.951     6.885      2.315    -0.386
-------------------------------------------------------------------------------------------------------------
  9.17052       8.250       8.250       8.250      8.250     8.250      8.250     6.117      1.594    -1.114
-------------------------------------------------------------------------------------------------------------
  9.20000       7.960       7.960       7.960      7.960     7.960      7.960     5.883      1.295    -1.415
-------------------------------------------------------------------------------------------------------------
  9.25000       7.471       7.471       7.471      7.471     7.471      7.471     5.390      0.793    -1.922
-------------------------------------------------------------------------------------------------------------
  9.30000       6.987       6.987       6.987      6.987     6.987      6.987     4.902      0.296    -2.425
-------------------------------------------------------------------------------------------------------------
  9.35000       6.508       6.508       6.508      6.508     6.508      6.508     4.418     -0.197    -2.922
-------------------------------------------------------------------------------------------------------------
  9.40000       6.033       6.033       6.033      6.033     6.033      6.033     3.939     -0.685    -3.414
-------------------------------------------------------------------------------------------------------------
  9.45000       5.563       5.563       5.563      5.563     5.563      5.563     3.464     -1.168    -3.902
-------------------------------------------------------------------------------------------------------------
  9.50000       5.097       5.097       5.097      5.097     5.097      5.097     2.994     -1.647    -4.385
-------------------------------------------------------------------------------------------------------------
  9.55000       4.636       4.636       4.636      4.636     4.636      4.636     2.529     -2.121    -4.864
-------------------------------------------------------------------------------------------------------------
  9.60000       4.179       4.179       4.179      4.179     4.179      4.179     2.067     -2.591    -5.338
-------------------------------------------------------------------------------------------------------------
  9.65000       3.727       3.727       3.727      3.727     3.727      3.727     1.610     -3.057    -5.808
-------------------------------------------------------------------------------------------------------------
WAL (Yrs)       1.75        1.75        1.75       1.75      1.75       1.75      1.75        1.66     1.62
-------------------------------------------------------------------------------------------------------------
Mod Dur         1.08        1.08        1.08       1.08      1.08       1.08      1.07        1.05     1.04
-------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC                                    Scenario Table
================================================================================
                                                          Saxon 2000-2 TermSheet

Bond Class: A-IO
--------------------------------------------------------------------------------------------------------------
 Settle Date      Call %     Run    Description    First Accrual   Next Pay    Actual Delay    Issue Balance
                              To                       Date         Date
--------------------------------------------------------------------------------------------------------------
 06/14/2000        10.0      Call    comp IO        06/01/2000     07/25/2000     24            118,000,000
--------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
     Balance      Principal  Coupon   Interest   Index    Margin     Accrued
                   Type               Type       Type                Interest
------------------------------------------------------------------------------------
   118,000,000    Notional   6.00000   Fixed     None     0.00       255,666.67
------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                               0 CPR              10 CPR              20 CPR             30 CPR
-----------------------------------------------------------------------------------------------------------------------------------
                8.56250                        14.642             14.642              14.642             14.642
-----------------------------------------------------------------------------------------------------------------------------------
                8.62500                        13.947             13.947              13.947             13.947
-----------------------------------------------------------------------------------------------------------------------------------
                8.68750                        13.261             13.261              13.261             13.261
-----------------------------------------------------------------------------------------------------------------------------------
                8.75000                        12.585             12.585              12.585             12.585
-----------------------------------------------------------------------------------------------------------------------------------
                8.81250                        11.917             11.917              11.917             11.917
-----------------------------------------------------------------------------------------------------------------------------------
                8.87500                        11.257             11.257              11.257             11.257
-----------------------------------------------------------------------------------------------------------------------------------
                8.93750                        10.606             10.606              10.606             10.606
-----------------------------------------------------------------------------------------------------------------------------------
                9.00000                        9.963               9.963              9.963               9.963
-----------------------------------------------------------------------------------------------------------------------------------
                9.06250                        9.329               9.329              9.329               9.329
-----------------------------------------------------------------------------------------------------------------------------------
                9.12500                        8.702               8.702              8.702               8.702
-----------------------------------------------------------------------------------------------------------------------------------
                9.16435                        8.311               8.311              8.311               8.311
-----------------------------------------------------------------------------------------------------------------------------------
                9.25000                        7.471               7.471              7.471               7.471
-----------------------------------------------------------------------------------------------------------------------------------
                9.31250                        6.867               6.867              6.867               6.867
-----------------------------------------------------------------------------------------------------------------------------------
                9.37500                        6.270               6.270              6.270               6.270
-----------------------------------------------------------------------------------------------------------------------------------
                9.43750                        5.680               5.680              5.680               5.680
-----------------------------------------------------------------------------------------------------------------------------------
                9.50000                        5.097               5.097              5.097               5.097
-----------------------------------------------------------------------------------------------------------------------------------
                9.56250                        4.522               4.522              4.522               4.522
-----------------------------------------------------------------------------------------------------------------------------------
                9.62500                        3.952               3.952              3.952               3.952
-----------------------------------------------------------------------------------------------------------------------------------
                9.68750                        3.390               3.390              3.390               3.390
-----------------------------------------------------------------------------------------------------------------------------------
                9.75000                        2.834               2.834              2.834               2.834
-----------------------------------------------------------------------------------------------------------------------------------
                9.81250                        2.284               2.284              2.284               2.284
-----------------------------------------------------------------------------------------------------------------------------------
  WAL (Yrs)                                     1.75               1.75                1.75               1.75
-----------------------------------------------------------------------------------------------------------------------------------
  Mod Dur                                       1.08               1.08                1.08               1.08
-----------------------------------------------------------------------------------------------------------------------------------
  FirstPrinPay                               09/25/2000         09/25/2000          09/25/2000         09/25/2000
-----------------------------------------------------------------------------------------------------------------------------------
  Maturity                                   12/25/2002         12/25/2002          12/25/2002         12/25/2002
-----------------------------------------------------------------------------------------------------------------------------------
  Prin Window (Months)                           28                 28                  28                 28
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                               40 CPR            50 CPR              60 CPR              62 CPR
-----------------------------------------------------------------------------------------------------------------------------------
                8.56250                        14.642            14.642              14.642              12.629
-----------------------------------------------------------------------------------------------------------------------------------
                8.62500                        13.947            13.947              13.947              11.928
-----------------------------------------------------------------------------------------------------------------------------------
                8.68750                        13.261            13.261              13.261              11.235
-----------------------------------------------------------------------------------------------------------------------------------
                8.75000                        12.585            12.585              12.585              10.552
-----------------------------------------------------------------------------------------------------------------------------------
                8.81250                        11.917            11.917              11.917              9.878
-----------------------------------------------------------------------------------------------------------------------------------
                8.87500                        11.257            11.257              11.257              9.212
-----------------------------------------------------------------------------------------------------------------------------------
                8.93750                        10.606            10.606              10.606              8.555
-----------------------------------------------------------------------------------------------------------------------------------
                9.00000                        9.963              9.963              9.963               7.906
-----------------------------------------------------------------------------------------------------------------------------------
                9.06250                        9.329              9.329              9.329               7.265
-----------------------------------------------------------------------------------------------------------------------------------
                9.12500                        8.702              8.702              8.702               6.632
-----------------------------------------------------------------------------------------------------------------------------------
                9.16435                        8.311              8.311              8.311               6.238
-----------------------------------------------------------------------------------------------------------------------------------
                9.25000                        7.471              7.471              7.471               5.390
-----------------------------------------------------------------------------------------------------------------------------------
                9.31250                        6.867              6.867              6.867               4.780
-----------------------------------------------------------------------------------------------------------------------------------
                9.37500                        6.270              6.270              6.270               4.178
-----------------------------------------------------------------------------------------------------------------------------------
                9.43750                        5.680              5.680              5.680               3.582
-----------------------------------------------------------------------------------------------------------------------------------
                9.50000                        5.097              5.097              5.097               2.994
-----------------------------------------------------------------------------------------------------------------------------------
                9.56250                        4.522              4.522              4.522               2.413
-----------------------------------------------------------------------------------------------------------------------------------
                9.62500                        3.952              3.952              3.952               1.838
-----------------------------------------------------------------------------------------------------------------------------------
                9.68750                        3.390              3.390              3.390               1.270
-----------------------------------------------------------------------------------------------------------------------------------
                9.75000                        2.834              2.834              2.834               0.709
-----------------------------------------------------------------------------------------------------------------------------------
                9.81250                        2.284              2.284              2.284               0.154
-----------------------------------------------------------------------------------------------------------------------------------
  WAL (Yrs)                                     1.75              1.75                1.75                1.75
-----------------------------------------------------------------------------------------------------------------------------------
  Mod Dur                                       1.08              1.08                1.08                1.07
-----------------------------------------------------------------------------------------------------------------------------------
  FirstPrinPay                               09/25/2000        09/25/2000          09/25/2000          09/25/2000
-----------------------------------------------------------------------------------------------------------------------------------
  Maturity                                   12/25/2002        12/25/2002          12/25/2002          12/25/2002
-----------------------------------------------------------------------------------------------------------------------------------
  Prin Window (Months)                           28                28                  28                  28
-----------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC                                    Scenario Table
================================================================================
                                                          Saxon 2002-2 TermSheet

Bond Class: BF-1
-----------------------------------------------------------------------------------------------------------------
 Settle Date    Call %      Run To   Description   First Accrual   Next Pay   Actual Delay   Issue Balance
                                                       Date          Date
-----------------------------------------------------------------------------------------------------------------
 06/14/2000      10.0        Call      Sub           06/01/2000    07/25/2000       24         12,005,000
-----------------------------------------------------------------------------------------------------------------
    Balance    Principal   Coupon   Interest    Index Type  Margin   Accrued     Loss   Lag      Trigger
                  Type                Type                           Interest     Sev.
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
  12,005,000    Normal     8.70000  Fixed           None     0.00    37,715.71   70.0%   12          No
-----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                         30 CPR                                        35 CPR
----------------------------------------------------------------------------------------------------------------------------------
              93.00000                                   -37.137                                       -33.761
----------------------------------------------------------------------------------------------------------------------------------
              93.10000                                   -37.170                                       -33.794
----------------------------------------------------------------------------------------------------------------------------------
              93.20000                                   -37.203                                       -33.826
----------------------------------------------------------------------------------------------------------------------------------
              93.30000                                   -37.235                                       -33.858
----------------------------------------------------------------------------------------------------------------------------------
              93.40000                                   -37.268                                       -33.890
----------------------------------------------------------------------------------------------------------------------------------
              93.50000                                   -37.300                                       -33.923
----------------------------------------------------------------------------------------------------------------------------------
              93.60000                                   -37.332                                       -33.955
----------------------------------------------------------------------------------------------------------------------------------
              93.70000                                   -37.365                                       -33.987
----------------------------------------------------------------------------------------------------------------------------------
              93.80000                                   -37.397                                       -34.019
----------------------------------------------------------------------------------------------------------------------------------
              93.90000                                   -37.429                                       -34.051
----------------------------------------------------------------------------------------------------------------------------------
              93.99617                                   -37.460                                       -34.082
----------------------------------------------------------------------------------------------------------------------------------
              94.10000                                   -37.493                                       -34.115
----------------------------------------------------------------------------------------------------------------------------------
              94.20000                                   -37.525                                       -34.147
----------------------------------------------------------------------------------------------------------------------------------
              94.30000                                   -37.557                                       -34.179
----------------------------------------------------------------------------------------------------------------------------------
              94.40000                                   -37.589                                       -34.210
----------------------------------------------------------------------------------------------------------------------------------
              94.50000                                   -37.621                                       -34.242
----------------------------------------------------------------------------------------------------------------------------------
              94.60000                                   -37.653                                       -34.274
----------------------------------------------------------------------------------------------------------------------------------
              94.70000                                   -37.685                                       -34.305
----------------------------------------------------------------------------------------------------------------------------------
              94.80000                                   -37.717                                       -34.337
----------------------------------------------------------------------------------------------------------------------------------
              94.90000                                   -37.748                                       -34.369
----------------------------------------------------------------------------------------------------------------------------------
              95.00000                                   -37.780                                       -34.400
----------------------------------------------------------------------------------------------------------------------------------
  WAL (Yrs)                                              4.04                                          4.16
----------------------------------------------------------------------------------------------------------------------------------
  Mod Dur                                                3.30                                          3.32
----------------------------------------------------------------------------------------------------------------------------------
  FirstPrinPay                                                                                       07/25/2003
----------------------------------------------------------------------------------------------------------------------------------
  Maturity                                             03/25/2005                                    03/25/2005
----------------------------------------------------------------------------------------------------------------------------------
  Prin Window (Months)                                   0                                             21
----------------------------------------------------------------------------------------------------------------------------------

* The default vector builds from 0 CDR in period 1 to 10 CDR in period 36 and stays at 10 CDR until period 48; beginning in period 49, the CDR linearly decreases until it hits 1 CDR in period 120. It stays at 1 CDR therafter.

Banc of America Securities LLC

               Saxon 2000-2

   Period      Maximum Rate    Group 1 AFC
      1            8.93            N/A
      2            8.93            8.64
      3            8.93            8.64
      4            8.99            8.99
      5            8.98            8.70
      6            8.97            8.97
      7            9.15            8.86
      8            9.14            8.85
      9            9.13            9.78
     10            9.18            8.88
     11            9.17            9.17
     12            9.15            8.85
     13            9.19            9.19
     14            9.17            8.88
     15            9.16            8.86
     16            9.19            9.19
     17            9.17            8.88
     18            9.16            9.16
     19            9.19            8.89
     20            9.17            8.88
     21            9.16            9.81
     22            9.23            8.93
     23            9.21            9.21
     24            9.20            8.90
     25            9.22            9.22
     26            9.20            8.90
     27            9.19            8.89
     28            9.25            9.25
     29            9.23            8.93
     30            9.22            9.22
     31            9.99            9.67
     32            9.99            9.67
     33            9.99           10.70
     34            9.99            9.67
     35            9.99            9.99
     36            9.99            9.67
     37            9.99            9.99
     38            9.99            9.67
     39            9.99            9.67
     40            9.99            9.99
     41            9.99            9.67
     42            9.99            9.99
     43            9.99            9.67
     44            9.99            9.67
     45            9.99           10.33
     46            9.99            9.67
     47            9.99            9.99
     48            9.99            9.67
     49            9.99            9.99
     50            9.99            9.67
     51            9.99            9.67
     52            9.99            9.99
     53            9.99            9.67
     54            9.99            9.99
     55            9.99            9.67
     56            9.99            9.67
     57            9.99           10.70
     58            9.99            9.67
     59            9.99            9.99
     60            9.99            9.67
     61            9.99            9.99
     62            9.99            9.67
     63            9.99            9.67
     64            9.99            9.99
     65            9.99            9.67
     66            9.99            9.99
     67            9.99            9.67
     68            9.99            9.67
     69            9.99           10.71
     70            9.99            9.67
     71            9.99            9.99
     72            9.99            9.67
     73            9.99            9.99
     74            9.99            9.67
     75            9.99            9.67
     76            9.99            9.99
     77            9.99            9.67
     78            9.99            9.99
     79            9.99            9.67
     80            9.99            9.67
     81            9.99           10.71
     82            9.99            9.67
     83            9.99            9.99
     84            9.99            9.67
     85            9.99            9.99
     86            9.99            9.67
     87            9.99            9.67
     88            9.99            9.99
     89            9.99            9.67
     90            9.99            9.99
     91            9.99            9.67
     92            9.99            9.67
     93            9.99           10.34
     94            9.99            9.67
     95            9.99            9.99
     96           10.00            9.67
     97           10.00           10.00
     98           10.00            9.67
     99           10.00            9.67
    100           10.00           10.00
    101           10.00            9.67
    102           10.00           10.00
    103           10.00            9.67
    104           10.00            9.67
    105           10.00           10.71
    106           10.00            9.67

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter consider reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc Of America Securities, LLC
Saxon 2000-2

FIXED RATE LOANS                                               ARM LOANS

MI coverage for Loans with Current LTV greater than 80%        MI coverage for Loans with Current LTV greater than 80%
Fixed Rate                                                     ARM Rate
----------------------------------------------------------     --------------------------------------------------------
      CURRENT BALANCE      MI               % MI                CURRENT BALANCE      MI               % MI
----------------------------------------------------------     --------------------------------------------------------
      75,759,381.75    N                     56.43%             37,840,797.50    N                    59.20%
      58,504,636.72    Y                     43.57%             26,079,109.34    Y                    40.80%
----------------------------------------------------------     --------------------------------------------------------
     134,264,018.47                         100.00%             63,919,906.84                        100.00%
----------------------------------------------------------     --------------------------------------------------------

FICO Score - Fixed                                             FICO Score - ARM

----------------------------------------------------------     --------------------------------------------------------
      CURRENT BALANCE       FICO SCORE          %              CURRENT BALANCE      FICO SCORE        %
----------------------------------------------------------     --------------------------------------------------------
      11,885,579.80    Unknown                3.17%              5,779,003.14    Unknown               3.05%
         505,102.73    less than 450          0.13%              1,023,198.25    less than 450         0.54%
      15,920,746.23    450-499                4.25%             11,468,645.94    450-499               6.06%
      81,575,882.46    500-549               21.76%             54,775,994.88    500-549              28.95%
     109,699,118.47    550-599               29.26%             64,161,272.54    550-599              33.91%
      97,703,092.73    600-649               26.06%             34,331,140.69    600-649              18.14%
      39,396,072.08    650-699               10.51%             14,008,310.82    650-699               7.40%
      12,781,991.16    700-749                3.41%              3,389,730.29    700-749               1.79%
       5,050,322.57    750-799                1.35%                 47,147.07    750-799               0.02%
         339,453.98    greater than                                243,464.15    greater than
                       or equal to 800        0.09%                              or equal to 800       0.13%
----------------------------------------------------------     --------------------------------------------------------
     374,857,362.21                         100.00%            189,227,907.77                        100.00%
----------------------------------------------------------     --------------------------------------------------------


DTI - Fixed                                                    DTI - ARM

----------------------------------------------------------     --------------------------------------------------------
CURRENT BALANCE           DTI                 %                CURRENT BALANCE         DTI            %
----------------------------------------------------------     --------------------------------------------------------
       5,597,351.76    0 - 4.99              1.49%                 219,635.56    0 - 4.99             0.12%
       1,106,749.64    5.00 - 9.99           0.30%                 113,121.29    5.00 - 9.99          0.06%
       4,258,465.36    10.00 - 14.99         1.14%               1,225,936.90    10.00 - 14.99        0.65%
       9,954,592.96    15.00 - 19.99         2.66%               1,942,450.28    15.00 - 19.99        1.03%
      19,992,040.61    20.00 - 24.99         5.33%               6,789,490.36    20.00 - 24.99        3.59%
      32,430,164.06    25.00 - 29.99         8.65%              11,565,074.45    25.00 - 29.99        6.11%
      46,349,559.77    30.00 - 34.99        12.36%              19,054,414.43    30.00 - 34.99       10.07%
      61,652,482.24    35.00 - 39.99        16.45%              29,670,742.60    35.00 - 39.99       15.68%
      74,199,039.30    40.00 - 44.99        19.79%              36,935,754.65    40.00 - 44.99       19.52%
      68,901,336.47    45.00 - 49.99        18.38%              43,654,071.54    45.00 - 49.99       23.07%
      40,582,137.95    50.00 - 54.99        10.83%              27,028,636.13    50.00 - 54.99       14.28%
       9,061,300.85    55.00 - 59.99         2.42%              10,349,800.56    55.00 - 59.99        5.47%
         466,914.17    60.00 - 64.99         0.12%                          -    60.00 - 64.99        0.00%
         209,803.31    65.00 - 69.99         0.06%                 678,779.02    65.00 - 69.99        0.36%
          95,423.76    70.00 - 74.99         0.03%             --------------------------------------------------------
----------------------------------------------------------     189,227,907.77                       100.00%
     374,857,362.21                        100.00%             --------------------------------------------------------
----------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities, LLC
     This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter consider reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

Banc Of America Securities, LLC
Saxon 2000-2


       FIXED RATE LOANS                                                  ARM LOANS

       Loans with Current LTV greater than 80% and NO MI                 Loans with Current LTV greater than 80% and NO MI

              CURRENT BALANCE               MI            % MI                 CURRENT BALANCE               MI            % MI
                       75,759,381.75                                                   37,840,797.50
                       75,759,381.75                       100.00%                     37,840,797.50                       100.00%

       FICO Score - Fixed                                                FICO Score - ARM

              CURRENT BALANCE           FICO SCORE          %                  CURRENT BALANCE           FICO SCORE         %
                        2,898,783.54 Unknown                 3.83%                      1,047,068.03 Unknown                 2.77%
                          475,327.79 less than 450           0.63%                        114,660.84 less than450            0.30%
                        6,089,914.19 450-499                 8.04%                      2,687,827.97 450-499                 7.10%
                       26,568,521.18 500-549                35.07%                     12,219,949.94 500-549                32.29%
                       25,770,895.76 550-599                34.02%                     16,057,312.82 550-599                42.43%
                       10,376,467.93 600-649                13.70%                      4,352,410.80 600-649                11.50%
                        2,972,812.05 650-699                 3.92%                      1,212,980.21 650-699                 3.21%
                          283,303.64 700-749                 0.37%                        148,586.89 700-749                 0.39%
                          323,355.67 750-799                 0.43%                                 - 750-799                 0.00%
                                   - greater than or                                          - greater than or
                                     equal to 800            0.00%                              equal to 800                 0.00%
                       75,759,381.75                       100.00%                     37,840,797.50                       100.00%


       DTI - Fixed                                                       DTI - ARM

              CURRENT BALANCE               DTI             %                  CURRENT BALANCE              DTI             %
                                   -  0 - 4.99               0.00%                                 -  0 - 4.99               0.12%
                          280,272.99  5.00 - 9.99            0.37%                                 -  5.00 - 9.99            0.06%
                          137,724.91  10.00 - 14.99          0.18%                                 -  10.00 - 14.99          0.65%
                        1,298,827.37  15.00 - 19.99          1.71%                         49,392.30  15.00 - 19.99          1.03%
                        2,100,957.17  20.00 - 24.99          2.77%                      1,365,348.73  20.00 - 24.99          3.59%
                        5,659,577.81  25.00 - 29.99          7.47%                      2,140,566.89  25.00 - 29.99          6.11%
                        6,612,981.46  30.00 - 34.99          8.73%                      2,629,283.09  30.00 - 34.99         10.07%
                       12,254,772.91  35,00 - 39,99         16.18%                      3,284,325.27  35.00 - 39.99         15.68%
                       14,369,328.94  40.00 - 44.99         18.97%                      7,385,592.80  40.00 - 44.99         19.52%
                       19,686,330.93  45.00 - 49.99         25.99%                     12,524,865.02  45.00 - 49.99         23.07%
                       11,896,616.15  50.00 - 54.99         15.70%                      6,462,658.74  50.00 - 54.99         14.28%
                        1,461,991.11  55.00 - 59.99          1.93%                      1,998,764.66  55.00 - 59.99          5.47%
                                   -  60.00 - 64.99          0.00%                                 -  60.00 - 64,99          0.00%
                                   -  65.00 - 69.99          0.00%                                 -  65.00 - 69.99          0.36%
                                   -  70.00 - 74.99          0.00%                     37,840,797.50                       100.00%
                       75,759,381.75                       100.00%

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter consider reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Transaction
---------------------------------------------

     Issuer          Saxon Mortgage, Inc.

     Series          2000-2

     Collateral      Home Equity Loans
                     Current Loan Balance:   Expected Final of [$740,000,000]

     Servicer        Saxon Mortgage, Inc. (Master)
                     Meritech Mortgage Services (Primary)

    Rating Agencies  Standard and Poor's, Fitch IBCA
--------------------------------------------------------------------------------
** All information set forth is preliminary and subject to change.
--------------------------------------------------------------------------------

Terms
---------------------------------------------
        Class                                       MF - 2           BF - 1             MV - 2            BV - 1

        Rating                                         A               BBB                 A               BBB

        Amount             Class Balance:         13,964,000        12,005,000        12,000,000        6,126,000
                           Offered Amount:        13,964,000        12,005,000        12,000,000        6,126,000

        Offered At         Spread / DM:               235              335                 95              210
                           Benchmark:             6.250 02-07       6.125 08-07
                           Pricing Speed:         100 FRM PPC       100 FRM PPC       100 ARM PPC       100 ARM PPC
                           WAL:                      6.48              7.11              4.73              4.63
                           Priced:                  To Call         To Maturity         To Call           To Call


Structure
--------------------------------------------
        Preliminary
          Credit
          Support
                            Fixed                 Preliminary Initial Credit Support    After Stepdown
                                              --------------------------------------------------------------
                                                     Size%               Support%          Support%
                        ------------------------------------------------------------------------------------
                              AAA                    87.25%                12.75%                28.00%
                        -----------------------------------------------------------------------------------
                              AA                      5.50%                 7.25%                17.00%
                        ------------------------------------------------------------------------------------
                               A                      2.85%                 4.40%                11.30%
                        -----------------------------------------------------------------------------------
                              BBB                     2.45%                 1.95%                 6.40%
                        -----------------------------------------------------------------------------------
                               BB                     1.95%                 0.00%                 2.50%
                        -----------------------------------------------------------------------------------
                           Target OC                  1.25%                 0.00%                 0.00%
                        -----------------------------------------------------------------------------------

                           ARM                    Preliminary Initial Credit Support     After Stepdown
                                           ---------------------------------------------------------------
                                                     Size%               Support%          Support%
                        -----------------------------------------------------------------------------------
                              AAA                    83.90%                16.10%                35.00%
                        -----------------------------------------------------------------------------------
                               AA                     6.50%                 9.60%                22.00%
                        -----------------------------------------------------------------------------------
                                A                     4.80%                 4.80%                12.40%
                        -----------------------------------------------------------------------------------
                              BBB                     2.45%                 2.35%                 7.50%
                        -----------------------------------------------------------------------------------
                               BB                     2.35%                 0.00%                 2.80%
                        -----------------------------------------------------------------------------------
                           Target OC                  1.40%                 0.00%                 0.00%
                        -----------------------------------------------------------------------------------

While a Trigger Event exists, principal will be paid sequentially.

Trigger Event
    1)Fixed Group:      2 times 60+ Delinquency Percentage cannot exceed the
                        senior specified enhancement percentage.
      Adjustable Group: 2 times 60+ Delinquency Percentage cannot exceed the senior specified enhancement percentage.

Prepayment speed for Fixed Rate
100 FRM PPC  Building from 2 CPR in month 1 to 20 CPR in month 10 and stays at
             20 CPR thereafter.

Prepayment speed for Adjustable Rate
100 ARM PPC  Building from 4 CPR in month 1 to 35 CPR in month 22 and stays at
             35 CPR thereafter.


                                                  Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter consider reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Transaction
--------------------------------------------------
   Issuer             Saxon Mortgage, Inc.

   Series             2000-2

   Collateral         Home Equity Loans
                      Current Loan Balance:    Expected Final of [$740,000,000]

   Servicer           Saxon Mortgage, Inc. (Master)
                      Meritech Mortgage Services (Primary)

   Rating Agencies    Standard and Poor's, Fitch IBCA

--------------------------------------------------------------------------------
** All information set forth is preliminary and subject to change.
--------------------------------------------------------------------------------

Terms
-----------------------------------
 Class                                   MF - 1            MF - 2         BF - 1           MV - 1          MV - 2          BV - 1

 Rating                                    AA                 A             BBB              AA               A              BBB
 Amount             Class Balance:     26,949,000        13,964,000     12,005,000       16,251,000      12,000,000       6,126,000
                    Offered Amount:    26,949,000        13,964,000     12,005,000       16,251,000      12,000,000       6,126,000

 Offered At         Spread / DM:           185               235            335              55              95              210
                    Benchmark:         6.250 02-07       6.250 02-07    6.125 08-07
                    Pricing Speed:     100 FRM PPC       100 FRM PPC    100 FRM PPC      100 ARM PPC     100 ARM PPC     100 ARM PPC
                    WAL:                  6.48              6.48           7.11             4.78            4.73            4.63
                    Priced:              To Call           To Call      To Maturity        To Call         To Call         To Call

Structure
-----------------------------------
Preliminary
Credit
Support

             Fixed                           Preliminary Initial Credit Support         After Stepdown
                                                 Size%               Support%              Support%
                         AAA                    87.25%                12.75%                28.00%
                         AA                      5.50%                 7.25%                17.00%
                          A                      2.85%                 4.40%                11.30%
                         BBB                     2.45%                 1.95%                 6.40%
                         BB                      1.95%                 0.00%                 2.50%
                      Target OC                  1.25%                 0.00%                 0.00%

             ARM                             Preliminary Initial Credit Support         After Stepdown
                                                 Size%               Support%              Support%
                         AAA                    83.90%                16.10%                35.00%
                         AA                      6.50%                 9.60%                22.00%
                          A                      4.80%                 4.80%                12.40%
                         BBB                     2.45%                 2.35%                 7.50%
                         BB                      2.35%                 0.00%                 2.80%
                      Target OC                  1.40%                 0.00%                 0.00%

While a Trigger Event exists, principal wil be paid sequentially.

 Trigger
 Event
    1)  Fixed Group:      2 times 60+ Delinquency Percentage cannot exceed the senior specified enhancement percentage.
        Adjustable Group: 2 times 60+ Delinquency Percentage cannot exceed the senior specified enhancement percentage.

 Prepayment speed for Fixed Rate
 100 FRM PPC        Building from 2 CPR in month 1 to 20 CPR in month 10 and
                    stays at 20 CPR thereafter.

 Prepayment speed for Adjustable Rate
 100 ARM PPC        Building from 4 CPR in month 1 to 35 CPR in month 22 and
                    stays at 35 CPR thereafter.

                                                   Banc of America Securites LLC

     This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter consider reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                                    Scenario Table
================================================================================
                                                          Saxon 2000-2 TermSheet

Bond Class: MF-1

 Settle Date    Call %      Run To   Description   First Accrual Date   Next Pay Date   Actual Delay   Issue Balance
06/14/2000       10.0         Call       Mez            06/01/2000       07/25/2000          24          26,949,000
Balance          Principal    Coupon    Interest   Index Type    Margin   Accrued Interest            Trigger event
26,949,000         Normal     8.48300     Fixed        None       0.00       82,553.02                     Yes

                               0 PPC             50 PPC            75 PPC            100 PPC     125 PPC    150 PPC     175 PPC
     98.75000                  8.703             8.719             8.731             8.749       8.768      8.789       8.811
     98.87500                  8.690             8.703             8.713             8.728       8.744      8.761       8.779
     99.00000                  8.678             8.688             8.696             8.707       8.719      8.733       8.747
     99.12500                  8.665             8.672             8.678             8.686       8.695      8.704       8.714
     99.25000                  8.653             8.657             8.660             8.665       8.671      8.676       8.682
     99.37500                  8.640             8.642             8.643             8.644       8.646      8.648       8.650
     99.50000                  8.628             8.626             8.625             8.624       8.622      8.620       8.618
     99.62500                  8.616             8.611             8.608             8.603       8.598      8.592       8.586
     99.75000                  8.603             8.596             8.590             8.582       8.573      8.564       8.554
     99.87500                  8.591             8.581             8.573             8.561       8.549      8.536       8.522
     99.99961                  8.579             8.566             8.556             8.541       8.525      8.508       8.490
    100.12500                  8.566             8.551             8.538             8.520       8.501      8.480       8.458
    100.25000                  8.554             8.535             8.521             8.499       8.477      8.452       8.426
    100.37500                  8.542             8.520             8.504             8.479       8.453      8.424       8.394
    100.50000                  8.530             8.505             8.486             8.458       8.429      8.397       8.362
    100.62500                  8.518             8.490             8.469             8.438       8.405      8.369       8.331
    100.75000                  8.505             8.475             8.452             8.417       8.381      8.341       8.299
    100.87500                  8.493             8.460             8.435             8.397       8.357      8.314       8.268
    101.00000                  8.481             8.445             8.418             8.376       8.333      8.286       8.236
    101.12500                  8.469             8.430             8.401             8.356       8.309      8.258       8.205
    101.25000                  8.457             8.416             8.383             8.335       8.285      8.231       8.173
WAL (Yrs)                      25.68             15.03             11.69             8.86        7.11       5.86        4.95
Mod Dur                        10.14             8.23               7.18             6.03        5.16       4.46        3.90
FirstPrinPay                 09/25/2024         05/25/2015        11/25/2011       03/25/2009  06/25/2007 03/25/2006  04/25/2005
Maturity                     05/25/2027         06/25/2015        02/25/2012       04/25/2009  07/25/2007 04/25/2006  05/25/2005
Prin Window (Months)             33                2                  4                2           2          2           2

Banc Of America Securities, LLC
Saxon 2000-2

 FIXED RATE LOANS                                            ARM LOANS

 MI coverage for Loans with Current LTV > 80%                MI coverage for Loans with Current LTV > 80%
 Fixed Rate                                                  ARM Rate
 ---------------------------------------------------------   -----------------------------------------------------
         CURRENT BALANCE              MI         % MI              CURRENT BALANCE           MI          % MI
 ---------------------------------------------------------   -----------------------------------------------------
         75,759,381.75                N         56.43%             37,840,797.50              N          59.20%
         58,504,636.72                Y         43.57%             26,079,109.34              Y          40.80%
 ---------------------------------------------------------   -----------------------------------------------------
         134,264,018.47                        100.00%             63,919,906.84                        100.00%
 ---------------------------------------------------------   -----------------------------------------------------


Banc of America Securities, LLC
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter consider reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information

Banc of America Securities LLC

Saxon 2000-2

-------------------------------------------
    Period        Maximum Rate      AFC
-------------------------------------------
       1              8.93
       2              8.93          8.78
       3              8.93          8.79
       4              8.99          9.19
       5              8.99          8.90
       6              8.97          9.21
       7              9.15          8.98
       8              9.14          8.99
       9              9.13          9.97
      10              9.18          9.05
      11              9.17          9.35
      12              9.15          9.04
      13              9.19          9.38
      14              9.17          9.07
      15              9.16          9.06
      16              9.19          9.39
      17              9.17          9.08
      18              9.16          9.37
      19              9.19          9.10
      20              9.17          9.08
      21              9.16         10.04
      22              9.23          9.05
      23              9.21          9.36
      24              9.20         10.10
      25              9.22         10.58
      26              9.20         10.22
      27              9.19         10.20
      28              9.25         10.52
      29              9.23         10.17
      30              9.22         10.62
      31              9.99         11.26
      32              9.99         11.27
      33              9.99         12.50
      34              9.99         11.30
      35              9.99         11.71
      36              9.99         11.77
      37              9.99         12.74
      38              9.99         12.23
      39              9.99         12.23
      40              9.99         12.63
      41              9.99         12.24
      42              9.99         12.80
      43              9.99         12.68
      44              9.99         12.68
      45              9.99         13.56
      46              9.99         12.68
      47              9.99         13.10
      48              9.99         12.68
      49              9.99         13.12
      50              9.99         12.69
      51              9.99         12.69
      52              9.99         13.12
      53              9.99         12.69
      54              9.99         13.12
      55              9.99         12.69
      56              9.99         12.69
      57              9.99         14.05
      58              9.99         12.69
      59              9.99         13.13
      60              9.99         12.72
      61              9.99         13.16
      62              9.99         12.75
      63              9.99         12.76
      64              9.99         13.20
      65              9.99         12.80
      66              9.99         13.24
      67              9.99         12.83
      68              9.99         12.85
      69              9.99         14.25
      70              9.99         12.89
      71              9.99         13.34
      72              9.99         12.93
      73              9.99         13.39
      74              9.99         12.98
      75              9.99         13.01
      76              9.99         13.47
      77              9.99         13.06
      78              9.99         13.53
      79              9.99         13.12
      80              9.99         13.15
      81              9.99         14.59
      82              9.99         13.22
      83              9.99         13.69
      84              9.99         13.29
      85              9.99         13.77
      86              9.99         13.36
      87              9.99         13.41
      88              9.99         13.90
      89              9.99         13.49
      90              9.99         13.99
      91              9.99         13.59
      92              9.99         13.64
      93              9.99         14.64
      94              9.99         13.75
      95              9.99         14.27
      96             10.00         13.87
      97             10.00         14.40
      98             10.00         14.00
      99             10.00         14.08
     100             10.00         14.62
     101             10.00         14.23
     102             10.00         14.79
     103             10.00         14.39
     104             10.00         14.48
     105             10.00         16.14
     106             10.00         14.68
-------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter consider reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation

                         Banc of America Securities LLC
                              Trader Summary Report
                              ---------------------


Pool ID:      Saxon 2000-2 II
                                 Tape Date:          May 01, 2000       CUTOFF:    Jun 01, 2000     5/30/00
Deal Title:   Saxon 2000-2
                                 SAXON 2000-2 ARM greater than 400K                                 12:22PM



                                           General Characteristics

Pool Size:               $15,985,420       W.A. Gross Coupon:          10.179%      Pool - Balloon %:                0.00%
Loan Count:                       31       W.A. Net Coupon:             9.679%      Pool - ARMS%                   100.00%
Average Loan Balance:    $   515,659       W.A. Servicing:              0.500%      W.A. Gr. Margin (ARMS)          5.789%
W.A. FICO:                       580       W.A. OTerm (months)          360.0       W.A. Rollterm (ARMS)             29.7
W.A. Original LTV:            73.14%       W.A. RTerm (months)          357.1       W.A. Initial Cap (ARMS)         2.176%
W.A. CLTV:                    73.03%       W.A. Age (months)              2.9       W.A. Interim Cap (ARMS)         1.165%
FNMA Conforming %:             0.00%       Modified %:                              W.A.Life Cap (ARMS):            0.000%
Pct of Pool with NegAm:        0.00%       Loans with PMI %:                        W.A. Ceiling (ARMS)            16.802%

        Balance Distribution                         Coupon Distribution
        400K - 500K            45.12%        8.0 - 8.5               6.01%
        500K - 600K            38.03%        8.5 - 9.0               8.90%
        600K - 700K            12.18%        9.0 - 9.5               3.12%
        700K - 800K             4.67%        9.5 - 10.0             23.16%
     --------------------------------        10.0 - 10.5            35.85%
      Avg: $515,659 Min:     $401,611        10.5 - 11               9.04%
      SD: $83,712 Max:       $747,241        greater than 11.0      13.92%
                                             -----------------------------


                                              WA: 10.179%   Min:      8.375%
                                              SD   0.832%   Max:     11.750%

              OLTV Distribution                  CurrLTV Distribution
           50 - 55               3.66%             50 - 55                3.66%
           55 - 60               5.36%             55 - 60                5.36%
           60 - 65              11.88%             60 - 65               11.88%
           65 - 70              16.48%             65 - 70               16.48%
           70 - 75              23.51%             70 - 75               23.51%
           75 - 80              28.09%             75 - 80               28.09%
           80 - 85               5.29%             80 - 85                5.29%
           85 - 90               5.73%             85 - 90                5.73%
       -------------------------------           -------------------------------
     WA:     73.14%   Min:       50.96%        WA:   73.03%   Min:          51%
     SD:      8.91%   Max:       90.00%        SD:    8.89%   Max:       89.90%

                                                      Product
        Documentation                   3/27 ARM                      63.49%
FULL                       45.59%       2/28 ARM                      36.51%
STATED                     32.19%
LIMITED                    22.22%


     Delinquency (Days)                               Margin
0 - 29 Days       100.00%            3.0 - 4.0                        3.96%
                                     4.0 - 5.0                       12.75%
                                     5.0 - 6.0                       43.61%
                                     6.0 - 7.0                       36.84%
                                     7.0 - 8.0                        2.85%
                                   ------------------------------------------
                                     WA: 5.789%             Min:     4.000%
                                     SD: 0.768%             Max:     7.250%


            Property Type                        Geographical (State)
SF Detached                   83.47%         CA                    55.57%
PUD                           13.09%         AZ                     7.80%
2-4 Family                     3.44%         TX                     6.70%
                                             WA                     6.32%
                                             TN                     5.43%
                                             Other States          18.18%


      Geographical (Zip Code)                        Months To Roll
85219                          4.67%        13 - 18                        2.62%
90274                          4.25%        19 - 24                       33.89%
7924                           3.97%        31 - 36                       63.49%
80503                          3.96%      --------------------------------------
94569                          3.68%       WA:  28.76               Min:  16.00
Other ZIP Codes               79.47%       SD:  6.93                Max:  36.00



               Purpose                             Occupancy
C/O REFI                    48.76%           Primary        100.00%
PURCH                       34.97%
R/T REFI                    16.27%


        Lien Position                                      Interim Cap
1                       100.00%         less than or equal to 1.0       75.42%
                                        1.0 - 2.0                       21.77%
                                        2.0 - 3.0                        2.81%
                                       ----------------------------------------
                                        WA:     1.165%           Min:   1.000%
                                        SD:     0.399%           Max:   3.000%


            Credit Score                           Credit Grade
651 - 999                      15.39%       A-                     53.88%
596 - 650                      14.95%       B                      22.34%
550 - 595                      37.28%       C                      12.66%
100 - 549                      32.38%       A                       7.17%
---------------------------------------     A+                      3.96%
WA: 580           Min:            445
SD: 61            Max:            717


        Prepayment Penalty Term                            Life Cap
0 Years                           9.15%                                 $100.00
2 Years                          17.92%     -----------------------------------
3 Years                          54.55%     WA:       0.000%    Min:
5 Years                          18.38%     SD:                 Max:
---------------------------------------
WA:          2.9    Min:            0.0
SD:          1.4    Max:            5.0


          Loan Type                                   Pool
                       100.00%      Saxon 2000-2 II                  100.00%


             PMI Providers                              PMI Missing
None                             100.00%    Not Required                100.00%


                                                All Weighted Averages omit Zero
                                                values, where appropriate.

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on nformation that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of

Banc of America Securities LLC                                    Scenario Table
================================================================================
                                                          Saxon 2000-2 TermSheet

Bond Class: A-IO
Settle Date   Call %  Run To Description   First Accrual Date Next Pay Date   Actual Delay     Issue Balance
06/14/2000    10.0    Call   comp IO            06/01/2000      07/25/2000         24          118,000,000
Balance          Principal Type   Coupon    Interest Type  Index Type   Margin   Accrued Interest
118,000,000         Notional       6.00000      Fixed          None       0.00       255,666.67

                     PP=10.0        PP=20.0        PP=30.0        PP=40.0       PP=50.0      PP=60.0   PP=62.0  PP=65.0  PP=66.0
      7.65000        25.977         25.977         25.977         25.977        25.977       25.977    24.069   19.814   17.277
      7.70000        25.291         25.291         25.291         25.291        25.291       25.291    23.377   25.291   16.566
      7.75000        24.614         24.614         24.614         24.614        24.614       24.614    22.693   24.614   15.863
      7.80000        23.945         23.945         23.945         23.945        23.945       23.945    22.018   23.945   15.169
      7.85000        23.283         23.283         23.283         23.283        23.283       23.283    21.350   23.283   14.483
      7.90000        22.630         22.630         22.630         22.630        22.630       22.630    20.691   22.630   13.805
      7.95000        21.984         21.984         21.984         21.984        21.984       21.984    20.039   21.984   13.135
      8.00000        21.346         21.346         21.346         21.346        21.346       21.346    19.395   21.346   12.473
      8.05000        20.715         20.715         20.715         20.715        20.715       20.715    18.758   20.715   11.819
      8.10000        20.091         20.091         20.091         20.091        20.091       20.091    18.128   20.091   11.172
      8.15000        19.474         19.474         19.474         19.474        19.474       19.474    17.506   19.474   10.532
      8.20000        18.865         18.865         18.865         18.865        18.865       18.865    16.891   18.865   9.900
      8.25000        18.262         18.262         18.262         18.262        18.262       18.262    16.283   18.262   9.274
      8.30000        17.666         17.666         17.666         17.666        17.666       17.666    15.681   17.666   8.656
      8.35000        17.076         17.076         17.076         17.076        17.076       17.076    15.086   17.076   8.044
      8.40000        16.494         16.494         16.494         16.494        16.494       16.494    14.498   16.494   7.440
      8.45000        15.917         15.917         15.917         15.917        15.917       15.917    13.916   15.917   6.841
      8.50000        15.347         15.347         15.347         15.347        15.347       15.347    13.340   15.347   6.250
      8.55000        14.782         14.782         14.782         14.782        14.782       14.782    12.770   14.782   5.664
      8.60000        14.224         14.224         14.224         14.224        14.224       14.224    12.207   14.224   5.085
      8.65000        13.672         13.672         13.672         13.672        13.672       13.672    11.650   13.672   4.512
      8.70000        13.125         13.125         13.125         13.125        13.125       13.125    11.098   13.125   3.945
      8.75000        12.585         12.585         12.585         12.585        12.585       12.585    10.552   12.585   3.384
      8.80000        12.050         12.050         12.050         12.050        12.050       12.050    10.012   12.050   2.829
      8.85000        11.520         11.520         11.520         11.520        11.520       11.520     9.477   11.520   2.279
      8.90000        10.996         10.996         10.996         10.996        10.996       10.996     8.948   10.996   1.735
      9.16435        8.311          8.311          8.311          8.311         8.311        8.311      6.238   8.311   -1.051
WAL (Yrs)             1.75           1.75           1.75           1.75          1.75         1.75       1.75    1.75     1.62
Mod Dur               1.08           1.08           1.08           1.08          1.08         1.08       1.07    1.08     1.04